UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22895

Capitol Series Trust

(Exact name of registrant as specified in charter)

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Zachary P. Richmond

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant’s telephone number, including area code:	513-587-3400

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Guardian Capital Dividend Growth Fund

Institutional Shares – DIVGX

Guardian Capital Fundamental Global Equity Fund

Institutional Shares – GFGEX

Alta Quality Growth Fund

Institutional Shares – AQLGX

Annual Report

September 30, 2023

Guardian Capital Dividend Growth Fund
Letter to Shareholders (Unaudited)

Dear Fellow Shareholders,

Guardian Capital has provided investment management services to our clients for more than 60 years and we remain steadfast in our belief that the Guardian Capital Dividend Growth Fund (the “Guardian Dividend Fund”) represents a unique approach to investing in global equities. We are grateful for the continued growth and support of our shareholders as we have navigated the pandemic and the “new normal”.

Global equity markets came under pressure during the period as persistently high inflation rates prompted central banks to sustain the tightening cycle, which pushed interest rates higher.

Risk appetites reversed earlier in the year 2023, when investors welcomed a strong start to corporate earnings season when companies posted better-than-expected first-quarter results. However, the impact of the global central banks’ ongoing tightening campaign became increasingly apparent as the more interest rate-sensitive areas of the economy felt greater pressure. In particular, the failure of two U.S. regional banks and concerns about Europe’s Credit Suisse triggered a sharp reversal in investor sentiment from the optimism that had built up at the beginning of the year. Adding to the weaker market sentiment was the surge in oil prices, which surged in the quarter ending September 2023, as OPEC members deepened their supply cuts over concerns about global demand.

Developed equity markets rallied against this backdrop as volatility gauges were muted and valuations moved higher. Despite facing the negative energy-price shock and higher interest rates, growth stocks had strong year-to-date outperformance versus developed market equities generally. Contributing to the higher valuations mid-year was the sharp and decisive rally in a handful of large- and mega-cap technology stocks, fueled by AI (artificial intelligence) euphoria and significantly adding to the overall gains in the year’s first half. The United States led the charge, and gains were spearheaded by the Technology sector. The NASDAQ Composite Index reached record highs during the period, and stock indices MSCI AC World Total Return Index, MSCI World Index and MSCI EAFE Total Return Index were also up by double digits recovering from negative returns in 2022.

Recent economic indicators have also demonstrated consumer-driven resilience, suggesting continued growth, notwithstanding the burden of higher interest rates. Wage pressures gradually eased, signalling a more balanced supply and demand, and instilling confidence that labour markets may continue to cool off. Amid the challenging supply-chain landscape, the U.S. ISM Manufacturing Purchasing Managers’ Index (PMI) showed signs of improvement, reflecting a move toward recovery driven by an increase in factory

1

Guardian Capital Dividend Growth Fund
Letter to Shareholders (Unaudited) (continued)

employment and a rise in new orders. Overall, economic and earnings growth forecasts, which faced downgrades earlier in the year, have adjusted upward, and concerns about a significant near-term economic downturn were muted.

The Guardian Dividend Fund returned 18.91% in the twelve months ended September 30, 2023, underperforming the MSCI World Index, which returned 21.95%. Stock selection in the Health Care, Energy and Financials sectors contributed to performance. Top individual contributors to performance included, Novo-Nordisk, Broadcom, Microsoft, Allianz and Total Energies. Stock selection in the Communications, Industrials and Real Estate sectors detracted from performance. Individual securities which detracted from performance included Telus, Verizon and Medical Properties REIT. The 2022 headwinds that punished equities (inflation, rising rates, geopolitical turmoil and recession fears) remain a force in 2023, although they continue to shift and vary in magnitude.

The Guardian Dividend Fund’s Adviser continues to favour companies with solid free cash flow and earnings, and strong balance sheets, with the ability to continue to grow dividends and with a low probability of dividend cuts. Over the past 12 months, 100% of the companies in the portfolio had dividend increases, and there have been no dividend cuts. The portfolio is overweight Energy as we continue to see strong dividends coming from the Energy sector. Other sector overweights are Health Care and Consumer Staples. The portfolio is underweight Consumer Discretionary, Materials and Financials.

There has been some dividend yield and growth moderation, but going forward the Adviser is expecting some strength towards year-end and into 2024. The Adviser aims to construct a portfolio with attractive dividend yields and earnings growth with a low probability of dividend cuts, rather than chasing the highest-yielding companies that may create exposure to unwanted credit risk and potential dividend cuts. A yield-for-yield sake approach is not beneficial, and this is especially apparent in a higher interest rate environment where credit is much more important.

The Adviser’s key focus is to invest in companies with quality earnings growth, rising cash flows and low borrowing costs, which makes them less sensitive to interest-rate movement. The Adviser believes anticipated dividend stability and potential growth can provide an effective inflation hedge.

We thank you for your support of the Guardian Dividend Fund.

Sincerely,

Guardian Capital LP

2

Guardian Capital Fundamental Global Equity Fund
Letter to Shareholders (Unaudited)

Dear Fellow Shareholders,

We are grateful for the trust and support of our shareholders amidst the economic uncertainty of the past year. Guardian Capital has provided investment management services to our clients for more than 60 years and we remain steadfast, alongside our Sub-Adviser GuardCap Asset Management Limited, in our belief that the Guardian Capital Fundamental Global Equity Fund (the “Guardian Equity Fund”) represents a unique approach to investing in global equities. The focus on investing in high quality companies is a key factor in what the Sub-Adviser believes will drive performance in the year ahead.

Investment performance for this fiscal year encompasses the twelve month period ending September 30, 2023. For this period, the Guardian Equity Fund returned 22.73%. In comparison, the benchmark, the MSCI World Index returned 21.95%. The Guardian Equity Fund’s Sub-Adviser’s underlying investment philosophy emphasizes long-term thinking, long-term forecasting, and long-term holding periods. This is in contrast to the trend of shortening holding periods and time horizons in the general market. Periods of greater uncertainty and volatility, such as we have experienced over the last six months, tend to exacerbate the market’s short-termism even further. As the Sub-Adviser, we are not investing in companies based on expectations for financial results during the next quarter, but instead over the next 20 quarters or more.

When analyzing companies, the Sub-Adviser measures them against 10 “Confidence Criteria” – 5 Growth Criteria and 5 Quality Criteria. Companies must satisfy all criteria in order to be considered for inclusion in the Guardian Equity Fund. One of these criteria is the existence, and persistence, of a secular industry growth trend. To us, this means that regardless of economic conditions, market volatility, geopolitical risks, or other external factors, the subject company operates in an industry that is growing sustainably at above-average rates for at least the next 5 years. While none of us could have predicted a global pandemic and the resulting social or economic effects, many of these existing trends have rapidly accelerated as a result. For instance, the rapid digitization of our world has only accelerated since COVID-19 lockdowns were first put in place, with Work-from-Home arrangements permanently solidifying these gains.

For this fiscal period, the Guardian Equity Fund outperformed the MSCI World Index primarily due to stock selection. Specifically, the positions in Novo Nordisk (+84%), Booking Holdings (+88%), Mastercard (+40%), EssilorLuxottica (+29%), and Alphabet (+37%), rounded out the top 5 contributors. The bottom contributors for the period included: Illumina (total return -28%), Novozymes (-19%), FANUC (-5%), Coloplast (+6%), and UnitedHealth (+1%).

3

Guardian Capital Fundamental Global Equity Fund
Letter to Shareholders (Unaudited) (continued)

The Guardian Equity Fund does not hold securities in the Utilities, Energy, or Real Estate sectors. It also avoids stocks in industries where company revenues have above-average sensitivity to the economic cycle, such as commodity producers and banks. Companies in these sectors and industries have historically failed to meet both Growth and Quality requirements of the Sub-Adviser’s 10 Confidence Criteria. Shares of these types of companies outperformed during the period and, as a result, detracted from relative performance.

During the fiscal period the Guardian Equity Fund did not initiate any new positions or exit any existing holdings. The Guardian Equity Fund adjusted existing holdings on the basis of valuation, trimming holdings the Sub-Adviser deemed to be relatively overvalued and consequently adding to positions the Sub-Adviser deemed to be relatively undervalued.

The current 25 portfolio holdings are those that the Sub-Adviser’s portfolio management team feels best represent its investment philosophy: growth drives returns, quality protects to the downside, and valuation matters. The team has built confidence over an exhaustive research process that these holdings will continue to remain high quality companies capable of sustaining above-average growth well beyond the normal market time horizon. We thank you for your support of the Guardian Equity Fund.

Sincerely,

Guardian Capital LP

4

Alta Quality Growth Fund
Letter to Shareholders (Unaudited)

Dear Fellow Shareholders,

The whipsaw pattern of equity markets continued this past year, following positive double-digit returns two years ago driven by pandemic-driven stimulus and negative double-digit returns last year due to soaring inflation and the reduction of stimulus. Even though inflation has steadily come down throughout the year, the Federal Reserve continues to communicate a hawkish stance, that rates will stay higher for longer. The market has grappled with a rising 10-year treasury bond rate, with that rate now near 4.7%, reflecting uncertainty surrounding monetary policy. Stock (and by inference, market) valuation is based on interest rates, and all things equal, the higher the interest rates, the lower the value of a future stream of cash flow. Despite the fastest rate hike cycle in recent memory, the stock market over the past 12 months has again produced positive double-digit returns. Interest rate changes typically filter through the economy with a lag, meaning we have yet to see the full effects of recent rate hikes.

For the twelve months ended September 30, 2023, the Alta Quality Growth Fund (the “Alta Growth Fund”) returned 21.04% versus the Russell 1000 Growth Index’s return of 27.72%, with security selection producing the majority of the underperformance. Specifically, selection in the Technology and Communications sectors hurt relative returns. Conversely, stock selection in the Consumer Discretionary sector produced positive allocation effects for the portfolio.

Booking Holdings, Adobe, TJX, Mastercard and Microsoft were our top 5 performing positions for the year. Each of these companies are leaders in their respective industries and benefited from continued high demand for their products during this economically uncertain time. Our laggards for the period, Dollar General, PayPal, Meta Platforms, Walt Disney, and RTX were all impacted by some combination of higher interest rates, the effects of higher inflation and disappointing operating results.

We added the following five new positions to the Alta Growth Fund: Amazon, Dollar General, UnitedHealth Group, Icon, and Intuit. During the period we sold the following five positions in their entirety: Fortune Brands Innovations, Master Brands, Steris, Match Group, and Meta Platforms. Amazon, UnitedHealth, Icon, and Intuit are leaders in the technology and health care industries, respectively, leveraging technology to create and maintain competitive advantages relative to peers. Likewise, Dollar General is a leader in the U.S. discount retailer industry, but also provides the portfolio with a counter-cyclical exposure to the economic uncertainty. The companies that we sold either reached our internal intrinsic valuation target (Fortune Brands Innovations and Master Brands) or a

5

Alta Quality Growth Fund
Letter to Shareholders (Unaudited) (continued)

degradation of our investment thesis (Steris, Match Group and Meta Platforms). The Alta Growth Fund ended the fiscal year with thirty holdings.

Financial conditions have tightened significantly, both as a result of rising rates but also due to continued quantitative tightening action by the Fed. Oil prices are closing in on $100 per barrel, keeping inflation worries at the forefront of consumers’ and investors’ minds. In the meantime, many continue to expect a recession that, to date, has not materialized. The economy has softened to be sure, but has proven to be much more resilient than many expected. Recent economic gains seem precarious with talk of strikes, shutdowns, and student loans repayments looming.

At the same time, with everyone positioned for a recession, that in and of itself could be good news for the market. It is the opposite of a stock bubble.

What else could propel this market higher into year end and into 2024? Inflation, particularly core inflation, ex food and energy prices, continues to be on a steady glide path lower, giving the Fed room to pause, if not stop, raising rates. On the earnings front, there is no indication that things are on the cusp of blowing up. Since everyone has been expecting a recession for over a year now, consumers and businesses have adjusted their behavior accordingly. Growth levels have slowly normalized from generational highs to pre-crisis levels. The economy is slowing but not falling off a cliff, credit quality is good, wage growth is moderating. Consensus earnings estimates for the S&P 500® are forecast at +2% for the third quarter and +12% for 2024. Yes, rates have been higher than expected and will probably be higher for longer than expected. Even if inflation falls, a stronger than expected economy allows the Fed to keep rates higher for longer. Having said that, higher yields don’t necessarily preclude stock performance: in the mid-80s to 2008, real rates were higher than now and over that period, stocks returned 15% per annum.

The Alta Growth Fund seeks to invest in businesses with attractive fundamental characteristics and a supporting secular theme, priced at reasonable valuations. We believe that the best companies offer consistent and growing revenue and cash flow, good returns on investment, and durable competitive advantages. These companies generally all benefit from pricing power due to their strong position in the marketplace. While it may seem appealing to chase high-flying, innovative, and yet-to-be-proven growth companies, we believe that the best risk-adjusted returns are delivered by owning quality growth companies with a proven ability to generate profit. We thank you for your confidence and support of the Alta Growth Fund.

Sincerely,

Alta Capital Management, LLC

6

Investment Results (Unaudited)

Average Annual Total Returns(a) as of September 30, 2023

			Since
			Inception
	One Year	Three Year	5/1/2019
Guardian Capital Dividend Growth Fund
Institutional Shares	18.91%	7.40%	8.14%
MSCI World Index(b)	21.95%	8.08%	8.15%

		Expense
		Ratios(c)
		Institutional
		Shares
Gross		1.67%
With Applicable Waivers		0.95%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Guardian Capital Dividend Growth Fund (the “Guardian Dividend Fund”) distributions or the redemption of Guardian Dividend Fund shares. Current performance of the Guardian Dividend Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (800) 957-0681.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Guardian Dividend Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower.

(b)	The MSCI World Index is an unmanaged free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Currently the MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The performance of the index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. Individuals cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)	The expense ratio is from the Guardian Dividend Fund’s prospectus dated January 27, 2023. Guardian Capital LP, the Guardian Dividend Fund’s adviser (the “Adviser”), has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses for the Guardian Dividend Fund (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Guardian Dividend Fund’s business; (v) dividend expense on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) do not exceed 0.95% of the Guardian Dividend Fund’s average daily net assets through January 31, 2024 (the “Expense Limitation”). During any fiscal year that the Investment Advisory Agreement between the Adviser and the Capitol Series Trust (the “Trust”) is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any

7

Investment Results (Unaudited) (continued)

reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement first occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may be terminated by the Board of Trustees (the “Board”) at any time. The Expense Limitation Agreement terminates automatically upon the termination of the Investment Advisory Agreement with the Adviser. Additional information pertaining to the Guardian Dividend Fund’s expense ratios as of September 30, 2023, can be found in the financial highlights.

The Guardian Dividend Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Guardian Dividend Fund and may be obtained by calling (800) 957-0681. Please read it carefully before investing.

The Guardian Dividend Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

8

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the Guardian Capital Dividend Growth Fund – Institutional Shares and the MSCI World Index

The chart above assumes an initial investment of $10,000 made on May 1, 2019 (commencement of operations) and held through September 30, 2023. THE GUARDIAN DIVIDEND FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Guardian Dividend Fund’s distributions or the redemption of the Guardian Dividend Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Guardian Dividend Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 957-0681. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Guardian Dividend Fund before investing. The Guardian Dividend Fund’s prospectus contains this and other information about the Guardian Equity Fund and should be read carefully before investing.

The Guardian Dividend Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

9

Investment Results (Unaudited) (continued)

Average Annual Total Returns(a) as of September 30, 2023

			Since
			Inception
	One Year	Three Year	(12/19/19)
Guardian Capital Fundamental Global Equity Fund
Institutional Shares	22.73%	5.46%	6.02%
MSCI World Index(b)	21.95%	8.08%	7.06%

			Expense
			Ratios(c)
			Institutional
			Shares
Gross			1.51%
With Applicable Waivers			0.99%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Guardian Capital Fundamental Global Equity Fund (“Guardian Equity Fund”) distributions or the redemption of Guardian Equity Fund shares. Current performance of the Guardian Equity Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (800) 957-0681.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Guardian Equity Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performance would have been lower.

(b)	The MSCI World Index is an unmanaged free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Currently the MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The performance of the index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. Individuals cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)	The expense ratios are from the Guardian Equity Fund’s prospectus dated January 27, 2023. The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses for the Guardian Equity Fund (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Guardian Equity Fund’s business; (v) dividend expense on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) do not exceed 0.99% of the average daily net assets of the Guardian Equity Fund through January 31, 2024 (the “Expense Limitation”). During any fiscal year that the Investment Advisory Agreement between the Adviser and Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or

10

Investment Results (Unaudited) (continued)

expenses within 36 months from the date the fee waiver or expense reimbursement first occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may be terminated by the Board at any time. The Expense Limitation Agreement terminates automatically upon the termination of the Investment Advisory Agreement with the Adviser. Additional information pertaining to the Guardian Equity Fund’s expense ratios as of September 30, 2023, can be found in the financial highlights.

The Guardian Equity Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Guardian Equity Fund and may be obtained by calling (800) 957-0681. Please read it carefully before investing

The Guardian Equity Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

11

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the Guardian Capital Fundamental Global Equity Fund – Institutional Shares and the MSCI World Index

The chart above assumes an initial investment of $10,000 made on December 19, 2019 (commencement of operations) and held through September 30, 2023. THE GUARDIAN EQUITY FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Guardian Equity Fund’s distributions or the redemption of the Guardian Equity Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Guardian Equity Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 957-0681. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Guardian Equity Fund before investing. The Guardian Equity Fund’s prospectus contains this and other information about the Guardian Equity Fund and should be read carefully before investing.

The Guardian Equity Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

12

Investment Results (Unaudited) (continued)

Average Annual Total Returns(a) as of September 30, 2023

			Since
			Inception
	One Year	Three Year	(12/19/18)
Alta Quality Growth Fund-Institutional Shares	21.04%	3.96%	10.26%
S&P 500® Index (b)	21.62%	10.15%	13.81%
Russell 1000® Growth Index (c)	27.72%	7.97%	17.26%

		Expense
		Ratios(d)
		Institutional
		Shares
Gross		1.18%
With Applicable Waivers		0.79%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Alta Quality Growth Fund (“Alta Growth Fund”) distributions or the redemption of Alta Growth Fund shares. Current performance of the Alta Growth Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (800) 957-0681.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Alta Growth Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performance would have been lower.

(b)	The S&P 500® Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Alta Growth Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)	The Russell 1000® Growth Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Alta Growth Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(d)	The expense ratios are from the Alta Growth Fund’s prospectus dated January 27, 2023. Alta Capital Management, LLC, the Alta Growth Fund’s adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses for the Alta Growth Fund (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Alta Growth Fund’s business; (v) dividend expense on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) do not exceed 0.79% of the average daily net assets of the Alta Growth Fund through January 31, 2024 (the “Expense Limitation”). During any fiscal year that the Investment Advisory Agreement between Alta Capital Management, LLC and the Trust is in effect, Alta Capital Management, LLC

13

Investment Results (Unaudited) (continued)

may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Alta Capital Management, LLC is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement first occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may be terminated by the Board at any time. The Expense Limitation Agreement terminates automatically upon the termination of the Advisory Agreement with Alta Capital Management, LLC. Additional information pertaining to the Alta Growth Fund’s expense ratios as of September 30, 2023, can be found in the financial highlights.

The Alta Growth Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Alta Growth Fund and may be obtained by calling (800) 957-0681. Please read it carefully before investing.

The Alta Growth Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

14

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the Alta Quality Growth Fund – Institutional Shares, the S&P 500® Index and the Russell 1000® Growth Index

The chart above assumes an initial investment of $10,000 made on December 19, 2018 (commencement of operations) and held through September 30, 2023. THE ALTA GROWTH FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Alta Growth Fund’s distributions or the redemption of Alta Growth Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Alta Growth Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 957-0681. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Alta Growth Fund before investing. The Alta Growth Fund’s prospectus contains this and other information about the Alta Growth Fund and should be read carefully before investing.

The Alta Growth Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

15

Fund Holdings (Unaudited)

Guardian Capital Dividend Growth Fund Holdings as of September 30, 2023.*

*	As a percentage of net assets.

Guardian Capital Fundamental Global Equity Fund Holdings as of September 30, 2023.*

*	As a percentage of net assets.

16

Fund Holdings (Unaudited)

Alta Quality Growth Fund Holdings as of September 30, 2023.*

*	As a percentage of net assets.

Availability of Portfolio Schedules (Unaudited)

The Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http:// www.sec.gov or on the Funds’ website at www.guardiancapitalfunds.com.

17

Guardian Capital Dividend Growth Fund
Schedule of Investments
September 30, 2023

	Shares	Fair Value
Common Stocks — 98.97%
Australia — 0.72%
Energy — 0.72%
Woodside Energy Group Ltd. - ADR	6,450	$150,221
Total Australia		150,221

Canada — 5.86%
Communications — 2.50%
BCE, Inc.	5,162	197,056
TELUS Corp.	19,751	322,533
		519,589
Financials — 3.36%
Royal Bank of Canada	7,987	698,004
Total Canada		1,217,593

Denmark — 3.07%
Health Care — 3.07%
Novo Nordisk A/S - ADR	7,020	638,400
Total Denmark		638,400

France — 10.58%
Consumer Discretionary — 1.55%
LVMH Moet Hennessy Louis Vuitton S.A. - ADR	2,131	322,015

Energy — 3.93%
TotalEnergies S.E. - ADR	12,452	818,843

Financials — 1.96%
AXA S.A.	13,700	408,147

Health Care — 0.99%
Sanofi - ADR	3,830	205,441

Industrials — 2.15%
Schneider Electric S.E. - ADR	13,574	447,806
Total France		2,202,252

Germany — 2.07%
Financials — 2.07%
Allianz S.E.	1,800	429,495
Total Germany		429,495

Ireland — 3.49%
Technology — 3.49%
Accenture PLC, Class A	2,372	728,464
Total Ireland		728,464

Netherlands — 4.96%
Technology — 4.96%
ASML Holding N.V.	653	384,395

See accompanying notes which are an integral part of these financial statements.

18

Guardian Capital Dividend Growth Fund
Schedule of Investments (continued)
September 30, 2023

	Shares	Fair Value
Common Stocks — 98.97% - (continued)
Netherlands — 4.96% - (continued)
Technology — 4.96% - (continued)
Wolters Kluwer N.V. - ADR	5,350	$647,297
		1,031,692
Total Netherlands		1,031,692

Switzerland — 3.67%
Consumer Staples — 3.67%
Nestle S.A. - ADR	6,742	762,992
Total Switzerland		762,992

United Kingdom — 4.03%
Consumer Staples — 1.14%
Unilever PLC - ADR	4,784	236,330

Health Care — 2.89%
AstraZeneca PLC - ADR	8,878	601,218
Total United Kingdom		837,548

United States — 60.52%
Communications — 1.63%
Verizon Communications, Inc.	10,429	338,004

Consumer Discretionary — 4.37%
Home Depot, Inc. (The)	1,502	453,844
McDonald’s Corp.	1,727	454,962
		908,806
Consumer Staples — 5.90%
Costco Wholesale Corp.	1,581	893,202
Procter & Gamble Co. (The)	2,292	334,311
		1,227,513
Energy — 8.08%
EOG Resources, Inc.	1,734	219,802
Shell PLC - ADR	10,651	685,711
Williams Cos., Inc. (The)	22,943	772,950
		1,678,463
Financials — 1.70%
Hartford Financial Services Group, Inc. (The)	4,993	354,054

Health Care — 8.51%
AbbVie, Inc.	2,491	371,308
Amgen, Inc.	773	207,751
Johnson & Johnson	4,031	627,828
UnitedHealth Group, Inc.	1,114	561,668
		1,768,555
Industrials — 5.93%
Illinois Tool Works, Inc.	778	179,181
Republic Services, Inc.	4,113	586,144
Waste Management, Inc.	3,061	466,619
		1,231,944

See accompanying notes which are an integral part of these financial statements.

19

Guardian Capital Dividend Growth Fund
Schedule of Investments (continued)
September 30, 2023

	Shares	Fair Value
Common Stocks — 98.97% - (continued)
United States — 60.52% - (continued)
Materials — 2.16%
Air Products & Chemicals, Inc.	1,586	$449,472

Real Estate — 0.63%
Crown Castle, Inc.	1,425	131,143

Technology — 20.38%
Apple, Inc.	7,575	1,296,916
Broadcom, Inc.	1,469	1,220,122
MasterCard, Inc., Class A	1,326	524,977
Microsoft Corp.	3,779	1,193,219
		4,235,234
Utilities — 1.23%
WEC Energy Group, Inc.	3,166	255,021
Total United States		12,578,209

Total Common Stocks
(Cost $15,535,158)		20,576,866

Money Market Funds - 0.96%
Morgan Stanley Institutional Liquidity Funds Treasury Securities Portfolio, Institutional Class, 5.21%(a)	198,872	198,872
Total Money Market Funds
(Cost $198,872)		198,872

Total Investments — 99.93%
(Cost $15,734,030)		20,775,738

Other Assets in Excess of Liabilities — 0.07%		13,665
Net Assets — 100.00%		$20,789,403

(a)	Rate disclosed is the seven day effective yield as of September 30, 2023.

ADR - American Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

20

Guardian Capital Fundamental Global Equity Fund
Schedule of Investments
September 30, 2023

	Shares	Fair Value
Common Stocks — 98.56%
China — 4.60%
Consumer Discretionary — 4.60%
Yum China Holdings, Inc.	65,097	$3,627,205
Total China		3,627,205

Denmark — 12.27%
Health Care — 7.92%
Coloplast A/S, Class B	6,658	705,562
Novo Nordisk A/S, Class B	60,668	5,537,327
		6,242,889
Materials — 4.35%
Chr. Hansen Holdings A/S	29,266	1,793,788
Novozymes A/S, Class B	40,607	1,638,741
		3,432,529
Total Denmark		9,675,418

France — 10.15%
Consumer Staples — 3.27%
L’Oréal S.A.	6,199	2,576,855

Health Care — 6.88%
EssilorLuxottica S.A.	31,059	5,423,094
Total France		7,999,949

Ireland — 5.05%
Technology — 5.05%
Accenture PLC, Class A	12,953	3,977,995
Total Ireland		3,977,995

Japan — 3.55%
Industrials — 3.55%
FANUC Corp.	54,700	1,424,958
Keyence Corp.	3,700	1,374,121
		2,799,079
Total Japan		2,799,079

Switzerland — 3.60%
Consumer Staples — 3.60%
Nestle S.A.	25,065	2,840,585
Total Switzerland		2,840,585

United Kingdom — 4.72%
Consumer Staples — 2.54%
Reckitt Benckiser Group PLC	28,350	2,004,000

Industrials — 2.18%
Intertek Group PLC(a)	34,313	1,721,385
Total United Kingdom		3,725,385

See accompanying notes which are an integral part of these financial statements.

21

Guardian Capital Fundamental Global Equity Fund
Schedule of Investments (continued)
September 30, 2023

	Shares	Fair Value
Common Stocks — 98.56% - (continued)
United States — 54.62%
Communications — 14.52%
Alphabet, Inc., Class A(a)	37,543	$4,912,877
Booking Holdings, Inc.(a)	2,118	6,531,805
		11,444,682
Consumer Discretionary — 3.27%
Nike, Inc., Class B	26,985	2,580,306

Consumer Staples — 3.88%
Colgate-Palmolive Co.	42,959	3,054,815

Financials — 7.24%
CME Group, Inc.	28,503	5,706,871

Health Care — 7.15%
Illumina, Inc.(a)	14,626	2,007,857
UnitedHealth Group, Inc.	7,199	3,629,664
		5,637,521
Technology — 18.56%
Automatic Data Processing, Inc.	12,331	2,966,592
MarketAxess Holdings, Inc.	13,145	2,808,298
MasterCard, Inc., Class A	11,427	4,524,063
Microsoft Corp.	8,534	2,694,611
Verisk Analytics, Inc.	6,919	1,634,545
		14,628,109
Total United States		43,052,304

Total Common Stocks
(Cost $72,338,164)		77,697,920

Money Market Funds - 1.35%
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio, Institutional Class, 5.20%(b)	1,060,555	1,060,555
Total Money Market Funds
(Cost $1,060,555)		1,060,555

Total Investments — 99.91%
(Cost $73,398,719)		78,758,475

Other Assets in Excess of Liabilities — 0.09%		70,158
Net Assets — 100.00%		$78,828,633

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of September 30, 2023.

See accompanying notes which are an integral part of these financial statements.

22

Alta Quality Growth Fund
Schedule of Investments
September 30, 2023

	Shares	Fair Value
Common Stocks — 98.31%
Ireland — 7.35%
Health Care — 3.33%
ICON PLC(a)	7,800	$1,920,749

Technology — 4.02%
Accenture PLC, Class A	7,550	2,318,680
Total Ireland		4,239,429

United States — 90.96%
Communications — 15.29%
Alphabet, Inc., Class A(a)	31,950	4,180,977
Booking Holdings, Inc.(a)	650	2,004,568
Take-Two Interactive Software, Inc.(a)	8,500	1,193,315
Walt Disney Co. (The)(a)	18,000	1,458,900
		8,837,760
Consumer Discretionary — 11.47%
Amazon.com, Inc.(a)	4,775	606,998
Home Depot, Inc. (The)	8,200	2,477,712
Restaurant Brands International, Inc.	25,000	1,665,500
TJX Companies, Inc. (The)	21,200	1,884,256
		6,634,466
Consumer Staples — 2.10%
Dollar General Corp.	11,500	1,216,700

Financials — 3.82%
Markel Corp.(a)	1,500	2,208,735

Health Care — 9.54%
Thermo Fisher Scientific, Inc.	3,850	1,948,755
UnitedHealth Group, Inc.	3,650	1,840,294
Zoetis, Inc., Class A	9,950	1,731,101
		5,520,150
Industrials — 4.91%
Amphenol Corp., Class A	21,300	1,788,987
Raytheon Technologies Corp.	14,600	1,050,762
		2,839,749
Materials — 2.01%
Sherwin-Williams Co. (The)	4,550	1,160,478

Technology — 41.82%
Adobe Systems, Inc.(a)	4,700	2,396,530
Apple, Inc.	18,800	3,218,748
Autodesk, Inc.(a)	8,800	1,820,808
Broadridge Financial Solutions, Inc.	9,300	1,665,165
Fiserv, Inc.(a)	17,150	1,937,264
Intuit, Inc.	3,100	1,583,914
MasterCard, Inc., Class A	5,350	2,118,118
Microsoft Corp.	10,450	3,299,588
PayPal Holdings, Inc.(a)	20,500	1,198,430

See accompanying notes which are an integral part of these financial statements.

23

Alta Quality Growth Fund
Schedule of Investments (continued)
September 30, 2023

	Shares	Fair Value
Common Stocks — 98.31% - (continued)
United States — 90.96% - (continued)
Technology — 41.82% - (continued)
S&P Global, Inc.	3,900	$1,425,099
Visa, Inc., Class A	7,700	1,771,077
Zebra Technologies Corp., Class A(a)	7,400	1,750,322
		24,185,063
Total United States		52,603,101

Total Common Stocks/Investments — 98.31%
(Cost $46,116,866)		$56,842,530

Other Assets in Excess of Liabilities — 1.69%		975,814
Net Assets — 100.00%		$57,818,344

(a)	Non-income producing security.

See accompanying notes which are an integral part of these financial statements.

24

Guardian Capital Funds
Statements of Assets and Liabilities
September 30, 2023

		Guardian
	Guardian	Capital
	Capital	Fundamental
	Dividend	Global Equity	Alta Quality
	Growth Fund	Fund	Growth Fund
Assets
Investments in securities at fair value (cost $15,734,030, $73,398,719 and $46,116,866)	$20,775,738	$78,758,475	$56,842,530
Cash and cash equivalents	—	—	860,895
Receivable for fund shares sold	—	—	761
Receivable for investments sold	—	—	717,501
Dividends and interest receivable	23,162	59,444	28,265
Tax reclaims receivable	21,584	76,671	—
Receivable from Adviser	206	—	—
Prepaid expenses	6,646	7,286	9,383
Total Assets	20,827,336	78,901,876	58,459,335

Liabilities
Payable for fund shares redeemed	—	99	—
Payable for investments purchased	—	—	601,185
Payable for distributions to shareholders	20,207	1,842	—
Payable to Adviser	—	43,649	19,551
Payable to	6,398	7,951	7,609
Payable to auditors	4,240	4,240	4,240
Payable to trustees	200	200	200
Other accrued expenses	6,888	15,262	8,206
Total Liabilities	37,933	73,243	640,991
Net Assets	$20,789,403	$78,828,633	$57,818,344

Net Assets consist of:
Paid-in capital	$16,203,485	$71,650,236	$47,208,654
Accumulated earnings	4,585,918	7,178,397	10,609,690
Net Assets	$20,789,403	$78,828,633	$57,818,344

Institutional Shares:
Net Assets	$20,789,403	$78,828,633	$57,818,344
Shares outstanding (unlimited number of shares authorized, no par value)	1,600,213	6,594,595	4,051,891
Net asset value, offering and redemption price per share	$12.99	$11.95	$14.27

See accompanying notes which are an integral part of these financial statements.

25

Guardian Capital Funds
Statements of Operations
For the year ended September 30, 2023

		Guardian
	Guardian	Capital
	Capital	Fundamental
	Dividend	Global Equity	Alta Quality
	Growth Fund	Fund	Growth Fund
Investment Income
Dividend income (net of foreign taxes withheld of $48,318, $80,607 and $7,531)	$539,079	$1,116,223	$366,346
Interest income	—	—	49,220
Total investment income	539,079	1,116,223	415,566

Expenses
Adviser	151,989	569,694	372,912
Administration	63,268	73,472	69,161
Legal	19,106	22,106	19,106
Audit and tax preparation	16,881	16,881	16,881
Trustee	16,420	16,420	16,420
Transfer agent	12,854	19,282	19,282
Compliance services	12,167	12,167	12,167
Registration	10,055	8,904	13,368
Custodian	7,211	37,490	6,548
Report printing	4,321	4,323	3,300
Pricing	1,165	1,712	541
Miscellaneous	21,221	25,399	27,310
Total expenses	336,658	807,850	576,996
Fees contractually waived by Adviser	(144,066)	(102,610)	(183,313)
Net operating expenses	192,592	705,240	393,683
Net investment income	346,487	410,983	21,883

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities transactions	(459,574)	1,867,686	73,179
Net realized gain (loss) on foreign currency transactions	274	(111,198)	—
Net change in unrealized appreciation of investment securities	3,432,613	7,531,937	8,478,170
Net change in unrealized appreciation on foreign currency translations	1,118	2,381	—
Net realized and change in unrealized gain on investments	2,974,431	9,290,806	8,551,349
Net increase in net assets resulting from operations	$3,320,918	$9,701,789	$8,573,232

See accompanying notes which are an integral part of these financial statements.

26

Guardian Capital Funds
Statements of Changes in Net Assets

	Guardian Capital Dividend Growth
	Fund
	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2023	2022
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$346,487	$353,810
Net realized gain (loss) on investment securities transactions	(459,300)	476,664
Net change in unrealized appreciation (depreciation) of investment securities	3,433,731	(3,030,488)
Net increase (decrease) in net assets resulting from operations	3,320,918	(2,200,014)

Distributions to Shareholders from:
Earnings	(572,974)	(346,059)
Total distributions	(572,974)	(346,059)

Capital Transactions - Institutional Shares
Reinvestment of distributions	468,216	255,402
Amount paid for shares redeemed	—	(14)
Net increase in net assets resulting from capital transactions	468,216	255,388
Total Increase (Decrease) in Net Assets	3,216,160	(2,290,685)

Net Assets
Beginning of year	17,573,243	19,863,928
End of year	$20,789,403	$17,573,243

Share Transactions - Institutional Shares
Shares issued in reinvestment of distributions	37,055	20,173
Shares redeemed	—	(1)
Net increase in shares	37,055	20,172

See accompanying notes which are an integral part of these financial statements.

27

Guardian Capital Funds
Statements of Changes in Net Assets (continued)

	Guardian Capital Fundamental
	Global Equity Fund
	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2023	2022
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$410,983	$84,610
Net realized gain on investment securities transactions	1,756,488	353,136
Net change in unrealized appreciation (depreciation) of investment securities	7,534,318	(7,578,605)
Net increase (decrease) in net assets resulting from operations	9,701,789	(7,140,859)

Distributions to Shareholders from:
Earnings	(701,199)	(929,320)
Total distributions	(701,199)	(929,320)

Capital Transactions - Institutional Shares
Proceeds from shares sold	41,348,047	6,600,837
Reinvestment of distributions	671,327	889,230
Amount paid for shares redeemed	(438,677)	(928,553)
Net increase in net assets resulting from capital transactions	41,580,697	6,561,514
Total Increase (Decrease) in Net Assets	50,581,287	(1,508,665)

Net Assets
Beginning of year	28,247,346	29,756,011
End of year	$78,828,633	$28,247,346

Share Transactions - Institutional Shares
Shares sold	3,697,496	574,288
Shares issued in reinvestment of distributions	59,281	67,321
Shares redeemed	(36,874)	(84,142)
Net increase in shares	3,719,903	557,467

See accompanying notes which are an integral part of these financial statements.

28

Guardian Capital Funds
Statements of Changes in Net Assets (continued)

	Alta Quality Growth Fund
	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2023	2022
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$21,883	$(117,696)
Net realized gain on investment securities transactions	73,179	2,545,812
Net change in unrealized appreciation (depreciation) of investment securities	8,478,170	(17,301,496)
Net increase (decrease) in net assets resulting from operations	8,573,232	(14,873,380)

Distributions to Shareholders from:
Earnings	(2,565,420)	(1,061,299)
Total distributions	(2,565,420)	(1,061,299)

Capital Transactions - Institutional Shares
Proceeds from shares sold	17,106,042	7,123,253
Reinvestment of distributions	2,349,234	1,040,688
Amount paid for shares redeemed	(6,772,532)	(4,906,688)
Net increase in net assets resulting from capital transactions	12,682,744	3,257,253
Total Increase (Decrease) in Net Assets	18,690,556	(12,677,426)

Net Assets
Beginning of year	39,127,788	51,805,214
End of year	$57,818,344	$39,127,788

Share Transactions - Institutional Shares
Shares sold	1,237,131	465,116
Shares issued in reinvestment of distributions	189,454	57,087
Shares redeemed	(489,025)	(343,679)
Net increase in shares	937,560	178,524

See accompanying notes which are an integral part of these financial statements.

29

Guardian Capital Dividend Growth Fund – Institutional Class
Financial Highlights

(For a share outstanding during each period)

			For the Five
			Months			For the
	For the Years Ended		Ended		For the Year	Period
	September 30,		September		Ended April	Ended April
	2023	2022	30, 2021 (a)		30, 2021	30, 2020(b)
Net asset value, beginning of period	$11.24	$12.87	$12.68		$9.85	$10.00
Investment operations:
Net investment income	0.22	0.22	0.11		0.16	0.17
Net realized and unrealized gain (loss) on investments	1.89	(1.63)	0.20		2.82	(0.16)
Total from investment operations	2.11	(1.41)	0.31		2.98	0.01
Distributions from:
Net investment income	(0.22)	(0.22)	(0.12)		(0.15)	(0.16)
Net realized gains	(0.14)	—	—		—	—
Total from distributions	(0.36)	(0.22)	(0.12)		(0.15)	(0.16)
Net asset value, end of period	$12.99	$11.24	$12.87		$12.68	$9.85
Total Return(c)	18.91%	(11.11)%	2.42	% (d)	30.41%	0.10	% (d)
Ratios/Supplemental Data:
Net assets, end of period (000 omitted)	$20,789	$17,573	$19,864		$19,449	$14,953
Before waiver or recoupment:
Ratio of expenses to average net assets	1.66%	1.67%	1.78	% (e)	1.73%	1.94	% (e)
After waiver or recoupment:
Ratio of expenses to average net assets	0.95%	0.95%	0.95	% (e)	0.95%	0.95	% (e)
Ratio of net investment income to average net assets	1.71%	1.71%	1.94	% (e)	1.40%	1.64	% (e)
Portfolio turnover rate	7%	25%	6	% (d)	47%	29	% (d)

(a)	The Fund changed its fiscal year end to September 30.

(b)	For the period May 1, 2019 (commencement of operations) to April 30, 2020.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

See accompanying notes which are an integral part of these financial statements.

30

Guardian Capital Fundamental Global Equity Fund - Institutional Shares
Financial Highlights

(For a share outstanding during each period)

				For the
				Period
				Ended
	For the Years Ended September 30,			September
	2023	2022	2021	30, 2020(a)
Net asset value, beginning of period	$9.83	$12.84	$10.62	$10.00
Investment operations:
Net investment income	0.07	0.03	0.03	0.02
Net realized and unrealized gain (loss) on investments	2.16	(2.65)	2.22	0.62
Total from investment operations	2.23	(2.62)	2.25	0.64
Distributions from:
Net investment income	(0.05)	(0.02)	(0.03)	(0.02)
Net realized gains	(0.06)	(0.37)	—	—
Total from distributions	(0.11)	(0.39)	(0.03)	(0.02)
Net asset value, end of period	$11.95	$9.83	$12.84	$10.62
Total Return(b)	22.73%	(21.15)%	21.19%	6.39	% (c)
Ratios/Supplemental Data:
Net assets, end of period (000 omitted)	$78,829	$28,247	$29,756	$22,862
Before waiver or recoupment:
Ratio of expenses to average net assets	1.13%	1.51%	1.53%	1.82	% (d)
After waiver or recoupment:
Ratio of expenses to average net assets	0.99%	0.99%	0.99%	0.99	% (d)
Ratio of net investment income to average net assets	0.58%	0.28%	0.22%	0.26	% (d)
Portfolio turnover rate	4%	4%	14%	10	% (c)

(a)	For the period December 19, 2019 (commencement of operations) to September 30, 2020.

(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(c)	Not annualized.

(d)	Annualized.

See accompanying notes which are an integral part of these financial statements.

31

Alta Quality Growth Fund - Institutional Shares
Financial Highlights

(For a share outstanding during each period)

					For the
					Period
					Ended
	For the Years Ended September 30,				September
	2023	2022	2021	2020	30, 2019(a)
Net asset value, beginning of period	$12.56	$17.65	$13.80	$12.57	$10.00
Investment operations:
Net investment income (loss)	0.01	(0.04)	(0.05)	0.02	0.04
Net realized and unrealized gain (loss) on investments	2.51	(4.70)	3.91	1.59	2.53
Total from investment operations	2.52	(4.74)	3.86	1.61	2.57
Distributions from:
Net investment income	—	—	(0.01)	(0.05)	—
Net realized gains	(0.81)	(0.35)	—	(0.33)	—
Total from distributions	(0.81)	(0.35)	(0.01)	(0.38)	—
Net asset value, end of period	$14.27	$12.56	$17.65	$13.80	$12.57
Total Return(b)	21.04%	(27.45)%	27.96%	12.92%	25.70	% (c)
Ratios/Supplemental Data:
Net assets, end of period (000 omitted)	$57,818	$39,128	$51,805	$38,490	$27,446
Before waiver or recoupment:
Ratio of expenses to average net assets	1.16%	1.18%	1.18%	1.30%	1.54	% (d)
After waiver or recoupment:
Ratio of expenses to average net assets	0.79%	0.79%	0.79%	0.79%	0.79	% (d)
Ratio of net investment income (loss) to average net assets	0.04%	(0.24)%	(0.32)%	0.14%	0.45	% (d)
Portfolio turnover rate	22%	19%	16%	26%	16	% (c)

(a)	For the period December 19, 2018 (commencement of operations) to September 30, 2019.

(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(c)	Not annualized.

(d)	Annualized.

See accompanying notes which are an integral part of these financial statements.

32

Guardian Capital Funds
Notes to the Financial Statements
September 30, 2023

NOTE 1. ORGANIZATION

The Guardian Capital Dividend Growth Fund (“Guardian Dividend Fund”), Guardian Capital Fundamental Global Equity Fund (“Guardian Equity Fund”) and Alta Quality Growth Fund (“Alta Growth Fund”) (each a “Fund” and, collectively the “Funds”) were organized as diversified (Guardian Dividend Fund and Alta Growth Fund) and non-diversified (Guardian Equity Fund) series of the Capitol Series Trust (the “Trust”). The Funds are registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013 as amended and restated November 18, 2021 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Guardian Dividend Fund’s and Guardian Equity Fund’s investment adviser is Guardian Capital LP and the Alta Growth Fund’s investment adviser is Alta Capital Management, LLC (each an “Adviser”). Alta Capital Management, LLC is a majority-owned U.S. domiciled subsidiary of Guardian Capital LP. The Guardian Equity Fund’s sub-adviser is GuardCap Asset Management Limited, a non-U.S. wholly-owned subsidiary of Guardian Capital LP domiciled in the United Kingdom. The investment objective of the Guardian Dividend Fund is to provide long-term capital appreciation and current income. The investment objective of the Guardian Equity Fund is to provide long-term capital appreciation. The investment objective of the Alta Growth Fund is to seek long-term growth of capital with lower than market volatility.

Each Fund currently offers one class of shares, Institutional Shares. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Funds and is entitled to such dividends and distributions out of income belonging to the Funds as are declared by the Board.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”, including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Regulatory update – Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (“ETFs”) – Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information.

33

Guardian Capital Funds
Notes to the Financial Statements (continued)
September 30, 2023

Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation – The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the unrealized gain or loss from investments.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. Each Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

The Funds recognize tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded

34

Guardian Capital Funds
Notes to the Financial Statements (continued)
September 30, 2023

that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific Fund are allocated to the individual funds of the Trust based on each Fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – Throughout the reporting period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, security transactions are accounted for on trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Withholding taxes on foreign dividends have been recorded for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Guardian Dividend Fund and the Guardian Equity Fund intend to distribute their net investment income quarterly and their net realized long-term and short-term capital gains, if any, at least annually. The Alta Growth Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Funds.

35

Guardian Capital Funds
Notes to the Financial Statements (continued)
September 30, 2023

For the fiscal year ended September 30, 2023, the Funds made the following reclassifications to increase (decrease) the components of net assets:

Accumulated
	Paid-In	Earnings
	Capital	(Deficit)
Guardian Dividend Fund	$—	$—
Guardian Equity Fund	—	—
Alta Growth Fund	(47,348)	47,348

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Each Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

36

Guardian Capital Funds
Notes to the Financial Statements (continued)
September 30, 2023

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

In computing the NAV of the Funds, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Board approved policies, the Funds rely on independent third-party pricing services to provide the current market value of securities. Those pricing services value equity securities, including exchange-traded funds, exchange-traded notes, closed-end funds and preferred stocks, traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, equity securities are valued at the mean between the most recent quoted bid and asked price. When using market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the pricing service of the funds and are generally categorized as Level 1 securities.

In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities are valued in good faith by the Adviser as “valuation designee” under the oversight of the Board. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

37

Guardian Capital Funds
Notes to the Financial Statements (continued)
September 30, 2023

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2023:

		Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Guardian Dividend Fund
Common Stocks (a)	$20,576,866	$—	$—	$20,576,866
Money Market Funds	198,872	—	—	198,872
Total	$20,775,738	$—	$—	$20,775,738

Guardian Equity Fund
Common Stocks (a)	$77,697,920	$—	$—	$77,697,920
Money Market Funds	1,060,555	—	—	1,060,555
Total	$78,758,475	$—	$—	$78,758,475

Alta Growth Fund
Common Stocks (a)	$56,842,530	$—	$—	$56,842,530
Total	$56,842,530	$—	$—	$56,842,530

(a)	Refer to Schedule of Investments for sector classifications.

The Funds did not hold any investments at the end of the reporting period in which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Each Adviser manages its Funds’ investments under the terms of the investment advisory agreement with the Trust with respect to each Fund (each an “Agreement”). As compensation for its management services, each Fund pays its Adviser a fee based on the Fund’s average daily net assets as follows:

	Guardian Dividend	Guardian Equity
	Fund	Fund	Alta Growth Fund
Management fee rate	0.75%	0.80%	0.75%
Management fees earned	$151,989	$569,694	$372,912
Fees waived/expenses reimbursed	$(144,066)	$(102,610)	$(183,313)

Each Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of each Fund’s business; (v) dividend expenses on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) do not exceed 0.95%

38

Guardian Capital Funds
Notes to the Financial Statements (continued)
September 30, 2023

of the Guardian Dividend Fund’s, 0.99% of the Guardian Equity Fund’s and 0.79% of the Alta Growth Fund’s average daily net assets through January 31, 2024 (“Expense Limitation”). During any fiscal year that the Agreements between each Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed with respect to each Fund it advises, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement took effect and provided further that such recoupment can be achieved within the Expense Limitation currently in effect and the Expense Limitation in place when the waiver/reimbursement occurred. This Expense Limitation agreement may not be terminated by the Adviser prior to its expiration date, but the Board may terminate such agreement at any time.

As of September 30, 2023, each respective Adviser may seek repayment of investment advisory fee waivers and expense reimbursements in the amount as follows:

		Guardian
		Dividend
Recoverable Through		Fund
April 30, 2024		$78,578
September 30, 2024		70,281
September 30, 2025		147,961
September 30, 2026		144,066

	Guardian	Alta Growth
Recoverable Through	Equity Fund	Fund
September 30, 2024	$—	$186,178
September 30, 2025	109,000	192,184
September 30, 2026	102,610	183,313

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”) to provide the Funds with administration, fund accounting and transfer agent services, including all regulatory reporting. Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of the Administrator, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust.

The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her required retirement as a Trustee at age 78 (which may be extended for up to two years in an emeritus non-voting capacity at the pleasure and request of the Board), or until he/she dies, resigns, or is removed, whichever is sooner. “Independent Trustees,” meaning those Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, as amended, have each received an annual retainer of $1,500 per Fund and $500 per Fund for each quarterly Board meeting though March 31, 2023. Effective April 1, 2023, the annual retainer increased to $2,000 per Fund. In addition, each Independent Trustee may be compensated

39

Guardian Capital Funds
Notes to the Financial Statements (continued)
September 30, 2023

for preparation related to and participation in any special meetings of the Board and/or any Committee of the Board, with such compensation determined on a case-by-case basis based on the length and complexity of the meeting. The Trust also reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at Board meetings.

The officers and one trustee of the Trust are employees of the Administrator. Ultimus Fund Distributors, LLC (the “Distributor”) acts as the principal distributor of each Fund’s shares. The Distributor is a wholly-owned subsidiary of the Administrator. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended September 30, 2023, purchases and sales of investment securities, other than short-term investments, were as follows:

	Guardian	Guardian	Alta Growth
	Dividend Fund	Equity Fund	Fund
Purchases	$2,002,370	$43,406,243	$21,291,136
Sales	$1,367,973	$2,861,414	$10,506,731

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended September 30, 2023.

NOTE 6. FEDERAL TAX INFORMATION

At September 30, 2023, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

	Guardian	Guardian	Alta Growth
	Dividend Fund	Equity Fund	Fund
Gross unrealized appreciation	$5,661,263	$9,969,510	$13,724,727
Gross unrealized depreciation	(608,171)	(4,659,922)	(3,014,347)
Net unrealized appreciation/(depreciation) on investments	$5,053,092	$5,309,588	$10,710,380
Tax cost of investments	$15,722,646	$73,448,887	$46,132,150

40

Guardian Capital Funds
Notes to the Financial Statements (continued)
September 30, 2023

The tax character of distributions paid for the fiscal years ended September 30, 2023 and September 30, 2022 were as follows:

	Guardian Dividend Fund		Guardian Equity Fund		Alta Growth Fund
	2023	2022	2023	2022	2023	2022
Distributions paid from:
Ordinary income(a)	$346,641	$469,281	$297,126	$63,671	$—	$—
Long-term capital gains	229,867	—	400,284	867,596	2,565,420	1,061,299
Total	$576,508	$469,281	$697,410	$931,267	$2,565,420	$1,061,299

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At September 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Guardian
	Dividend	Guardian	Alta Growth
	Fund	Equity Fund	Fund
Undistributed ordinary income	$24,701	$5,287	$—
Undistributed long-term capital gains	—	1,867,459	—
Distributions payable	(20,207)	(1,842)	—
Accumulated capital and other losses	(470,690)	—	(100,690)
Unrealized appreciation on investments(a)	5,052,114	5,307,493	10,710,380
Total accumulated earnings	$4,585,918	$7,178,397	$10,609,690

(a)	The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of wash losses.

As of September 30, 2023, the Guardian Dividend Fund had available for tax purposes unused capital loss carryforwards of $178,197 and $292,493 of short-term and long-term capital loss carryforwards, respectively, with no expiration, which was available to offset against future taxable net capital gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders.

Certain qualified late year ordinary losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Funds following taxable year. For the tax year ended September 30, 2023, the Alta Growth Fund deferred post October qualified losses in the amount of $100,690.

41

Guardian Capital Funds
Notes to the Financial Statements (continued)
September 30, 2023

NOTE 7. SECTOR RISK

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in a Fund and increase the volatility of a Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of a Fund’s portfolio will be adversely affected. As of September 30, 2023, the Guardian Dividend Fund and Alta Growth Fund had 28.83% and 45.84% of the value of their net assets invested in stocks within the Technology sector, respectively.

NOTE 8. BENEFICAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a) (9) of the 1940 Act. As of September 30, 2023, Alexandria Bancorp Limited owned 100%, 32% and 49% of the Guardian Dividend Fund, Guardian Equity Fund and Alta Growth Fund, respectively. National Financial Services LLC owned 54% of the Guardian Equity Fund. As a result, Alexandria Bancorp Limited and National Financial Services LLC may be deemed to control the Funds.

NOTE 9. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Funds. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 10. SUBSEQUENT EVENTS

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

42

Report of Independent Registered Public Accounting Firm

To the Shareholders of Alta Quality Growth Fund, Guardian Capital Dividend Growth Fund and Guardian Capital Fundamental Global Equity Fund and the Board of Trustees of Capitol Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Alta Quality Growth Fund, Guardian Capital Dividend Growth Fund and Guardian Capital Fundamental Global Equity Fund (collectively referred as the “Funds”) (three of the funds constituting Capitol Series Trust (the “Trust”)), including the schedules of investments, as of September 30, 2023, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the funds constituting Capitol Series Trust) at September 30, 2023, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the Capitol Series Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Alta Quality Growth Fund	For the year ended September 30, 2023	For each of the two years in the period ended September 30, 2023	For each of the four years in the period ended September 30, 2023 and the period from December 19, 2018 (commencement of operations) through September 30, 2019
Guardian Capital Fundamental Global Equity Fund	For the year ended September 30, 2023	For each of the two years in the period ended September 30, 2023	For each of the three years ended September 30, 2023 and the period from December 19, 2019 (commencement of operations) to September 30, 2020
Guardian Capital Dividend Growth Fund	For the year ended September 30, 2023	For each of the two years in the period ended September 30, 2023	For the two years ended September 30, 2023, the five month period ended September 30, 2021, the year ended April 30, 2021, and the period from May 1, 2019 (commencement of operations) to April 30, 2020

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

43

Report of Independent Registered Public Accounting Firm

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Capitol Series Trust investment companies since 2017.

Cincinnati, Ohio

November 28, 2023

44

Summary of Fund Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each Fund’s example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2023 through September 30, 2023.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table for each class is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

		Beginning	Ending
		Account	Account	Expenses
		Value	Value	Paid	Annualized
		April 1,	September	During	Expense
		2023	30, 2023	Period(a)	Ratio
Guardian Dividend Fund
Institutional Shares	Actual	$1,000.00	$1,030.60	$4.84	0.95%
	Hypothetical(b)	$1,000.00	$1,020.31	$4.81	0.95%
Guardian Equity Fund
Institutional Shares	Actual	$1,000.00	$969.40	$4.89	0.99%
	Hypothetical(b)	$1,000.00	$1,020.10	$5.01	0.99%
Alta Growth Fund		$1,000.00	$1,043.90	$4.05	0.79%
Institutional Shares	Actual
	Hypothetical(b)	$1,000.00	$1,021.11	$4.00	0.79%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

45

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Funds designate the following percentage or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate.

	Guardian	Guardian Equity
	Dividend Fund	Fund	Alta Growth Fund
Qualified Dividend Income	100%	100%	—%

Qualified Business Income. The Funds designate the following percentage of ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

	Guardian	Guardian Equity
	Dividend Fund	Fund	Alta Growth Fund
Qualified Business Income	—%	—%	—%

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Funds’ dividend distribution that qualifies under tax law. For the Funds’ calendar year 2023 ordinary income dividends, the following percentage qualifies for the corporate dividends received deduction.

	Guardian	Guardian Equity
	Dividend Fund	Fund	Alta Growth Fund
Dividends Received Deduction	81%	100%	—%

The Funds designate the following amounts as long-term capital gains distributions. The amounts designated may not agree with long-term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares.

	Guardian	Guardian Equity
	Dividend Fund	Fund	Alta Growth Fund
Long-Term Capital Gains Distributions	$229,867	$400,284	$2,565,420

46

Trustees and Officers (Unaudited)

The Board supervises the business activities of the Trust and is responsible for protecting the interests of shareholders. The Chairman of the Board is Walter B. Grimm, who is an Independent Trustee of the Trust.

Officers are re-elected annually by the Board. The address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

As of the date of this report, the Trustees oversee the operations of 15 series.

Independent Trustee Background. The following table provides information regarding the Independent Trustees.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Walter B. Grimm Birth Year: 1945 TRUSTEE AND CHAIR Began Serving: November 2013	Principal Occupation(s): President, Leigh Management Group, LLC (consulting firm) (October 2005 to present); and President, Leigh Investments, Inc. (1988 to present) Board member, Boys & Girls Club of Coachella (2018 to present).
Lori Kaiser Birth Year: 1963 TRUSTEE Began Serving: July 2018	Principal Occupation(s): Founder and CEO, Kaiser Consulting since 1992.
Janet Smith Meeks Birth Year: 1955 TRUSTEE Began Serving: July 2018

Principal Occupation(s): Co-Founder and CEO, Healthcare Alignment Advisors, LLC (consulting company) since August 2015.

Previous Position(s): President and Chief Operating Officer, Mount Carmel St. Ann’s Hospital (2006 to 2015).

Mary Madick Birth Year: 1958 TRUSTEE Began Serving: November 2013

Principal Occupation(s): President, US Health Holdings, a division of Ascension Insurance (2020 to present).

Previous Position(s): President (2019 to 2020) and Chief Operating Officer (2018 to 2019), Dignity Health Managed Services Organization; Chief Operating Officer, Pennsylvania Health and Wellness (fully owned subsidiary of Centene Corporation) (2016 to 2018); Vice President, Gateway Heath (2015 to 2016).

47

Trustees and Officers (Unaudited) (continued)

Interested Trustee Background. The following table provides information regarding the Interested Trustee.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David James* Birth Year: 1970 TRUSTEE Began Serving: March 2021

Principal Occupation(s): Executive Vice President and Chief Legal and Risk Officer of UltimusFund Solutions, LLC (“Ultimus”) and a member of the board of managers of UltimusFund Distributors, LLC and Northern Lights Compliance Services, LLC, each an affiliate of Ultimus (2018 to present).

Previous Position(s): Managing Director and Senior Managing Counsel, State Street Bank and Trust Company (2009 to 2018).

*	Mr. James is considered an “interested person” of the Trust within the meaning of Section 2(a) (19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent, and distributors.

Officers. The following table provides information regarding the Officers.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Matthew J. Miller Birth Year: 1976 PRESIDENT and CHIEF EXECUTIVE OFFICER Began Serving: September 2013 (as VP); September 2018 (as President)

Principal Occupation(s): Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present).

Previous Position(s): Vice President, Capitol Series Trust (September 2013 to March 2017); Chief Executive Officer and President, Capitol Series Trust (March 2017 to March 2018); Secretary, Capitol Series Trust (March 2018 to September 2018).

Zachary P. Richmond Birth Year: 1980 TREASURER AND CHIEF FINANCIAL OFFICER Began Serving: August 2014

Principal Occupation(s): Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC (February 2019 to present).

Previous Position(s): Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (December 2015 to February 2019).

Martin R. Dean Birth Year: 1963 CHIEF COMPLIANCE OFFICER Began Serving: May 2019

Principal Occupation(s): President, Northern Lights Compliance Services, LLC (2023 to present).

Previous Position(s): Senior Vice President, Director of Fund Compliance, UltimusFund Solutions, LLC (January 2016 to January 2023).

48

Trustees and Officers (Unaudited) (continued)

Paul F. Leone Birth Year: 1963 SECRETARY Began Serving: June 2021

Principal Occupation(s): Vice President and Senior Counsel, Ultimus Fund Solutions, LLC (2020 to present).

Previous Position(s): Managing Director, Leone Law Office, P.C. (2019 to 2020); and served in the roles of Senior Counsel - Distribution and Senior Counsel - Compliance, Empower Retirement/Great-West Life & Annuity Ins. Co. (2015 to 2019).

Stephen Preston Birth Year: 1966 ANTI-MONEY LAUNDERING OFFICER Began Serving: December 2016

Principal Occupation(s): Chief Compliance Officer, Ultimus Fund Distributors, LLC (June 2011 to present).

Previous Position(s): Chief Compliance Officer, Ultimus Fund Solutions, LLC (June 2011 to August 2019).

Other Information (Unaudited)

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 957-0681 to request a copy of the SAI or to make shareholder inquiries.

49

Investment Advisory and Sub-Advisory Agreements
Approval (Unaudited)

At a quarterly meeting of the Board of Trustees of Capitol Series Trust (the “Trust”) on March 6 and 7, 2023, the Trust’s Board of Trustees (the “Board”), including all of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as that term is defined in Section 2(a) (19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuation for an additional one-year period the following advisory agreements and related arrangements with respect to the Alta Quality Growth Fund (the “Alta Fund”), the Guardian Capital

Dividend Growth Fund (the “Guardian Dividend Fund”) and the Guardian Capital Fundamental Global Equity Fund (the “Guardian Global Fund,” together the “Guardian Funds” and collectively with the Alta Fund the “Funds”), each a series of the Trust:

1)       Investment Advisory Agreement between the Trust and Alta Capital Management LLC (“Alta Capital”) (the “Alta Investment Advisory Agreement”) with respect to the Alta Fund;

2)       Investment Advisory Agreement between the Trust and Guardian Capital LP (“Guardian Capital”) with respect to the Guardian Funds (the “Guardian Investment Advisory Agreement”); and

3)       Investment Sub-Advisory Agreement between Guardian Capital and its wholly owned subsidiary, GuardCap Asset Management Limited (“GuardCap”) with respect to the Guardian Global Fund (the “Sub-Advisory Agreement”).

Prior to the meeting, the Trustees received and considered information from each of Alta Capital, Guardian Capital and GuardCap, and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the terms of the Alta Investment Advisory Agreement, the Guardian Investment Advisory Agreement and the Sub-Advisory Agreement, including, but not limited to, each of Alta Capital, Guardian Capital and GuardCap’s response to counsel’s due diligence letter requesting information relevant to the approvals of the respective Investment Advisory Agreement and Sub-Advisory Agreement, the operating expense limitation agreement between the Trust and Alta Capital with respect to the Alta Fund (the “Alta Expense Limitation Agreement”), the operating expense limitation agreement between the Trust and Guardian Capital with respect to each of the Guardian Funds (the “Guardian Expense Limitation Agreement”) and peer group expense and performance data provided by Broadridge for comparison purposes (collectively, the “Support Materials”) for each of the Funds. At various times, the Trustees reviewed the Support Materials with Alta Capital, Guardian Capital, GuardCap, Trust management, and with counsel to the Independent Trustees. The Trustees also noted the completeness of the Support Materials that Alta Capital, Guardian Capital and GuardCap had provided, which included materials provided in response to both initial and supplemental due diligence requests. Representatives from Alta Capital, Guardian Capital and GuardCap met with the Trustees and provided further information, including but not limited to, information concerning the following: the services that Alta Capital provides to the Alta Fund and the management fees that the Fund pays for those services; the services that Guardian Capital provides to the Guardian Funds and the respective management fees that each Fund pays for those services; the sub-advisory fee negotiated between Guardian and GuardCap with respect to the Guardian Global Fund; each Adviser’s business strategy for the Funds individually and as a whole; Adviser and Sub-adviser resources available to service the respective Funds, including compliance resources; other investment strategies managed by Alta Capital, Guardian Capital and GuardCap; the portfolio management, research and other resources of GuardCap that is are utilized in the sub-adviser structure for the Guardian Global Fund, Guardian Capital’s oversight of GuardCap; business continuity and succession planning; each firm’s ownership structure and

50

Investment Advisory and Sub-Advisory Agreements
Approval (Unaudited) (continued)

financial condition as reflected in its financial statements; and the profitability of the Funds to each Adviser and the Sub-Adviser. This information formed the primary, but not exclusive, basis for the Board’s determinations.

Before voting to approve the Alta Investment Advisory Agreement, the Guardian Investment Advisory Agreement and the Sub-Advisory Agreement, the Trustees reviewed the terms and the form of each Agreement and the Support Materials with Trust management and with counsel to the Independent Trustees. The Trustees also received a memorandum from counsel discussing the legal standards for their consideration of the approval of the continuation of each Investment Advisory Agreement and the Sub-Advisory Agreement, which memorandum described the various factors that the U.S. Securities and Exchange Commission (“SEC”) and U.S. Courts over the years have suggested would be appropriate for trustee consideration in the advisory agreement approval process, including the factors outlined in the case of Gartenberg v. Merrill Lynch Asset Management Inc., 694 F.2d 923, 928 (2d Cir. 1982); cert. denied sub. nom. and Andre v. Merrill Lynch Ready Assets Trust, Inc., 461 U.S. 906 (1983).

In determining whether to approve the Alta Investment Advisory Agreement, the Guardian Investment Advisory Agreement and the Sub-Advisory Agreement, the Trustees considered all factors they believed relevant with respect to the Funds, including the following: (1) the nature, extent, and quality of the services provided by each of Alta Capital, Guardian Capital and GuardCap; (2) the cost of the services to be provided and the profits to be realized by each of Alta Capital, Guardian Capital and GuardCap from services rendered to the Trust with respect to each Fund; (3) comparative fee and expense data for the Funds and other investment companies with similar investment objectives; (4) the extent to which economies of scale may be realized as the Funds grow and whether the advisory fees and sub-advisory fee for the Funds reflect these economies of scale for the Fund’s benefit; and (5) other financial benefits to each Adviser resulting from services rendered to the Funds. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Together with the Support Materials, and after having received and reviewed investment performance, compliance, operating, and distribution reports of each Fund on a quarterly basis since that Fund’s inception, the Trustees discussed the facts and factors relevant to the continuation of the Alta Investment Advisory Agreement, Guardian Investment Advisory Agreement and Sub-Advisory Agreement, which reflected their knowledge of Alta Capital’s, Guardian Capital’s and GuardCap’s ongoing services to the Funds. The Trustees also noted the inclusion of comparative fee and performance of each Fund to its Morningstar category and the custom peer group compiled by Broadridge. With regard to profitability overall, the Trustees reviewed Guardian Capital’s Annual Report and financial statements as contained in the Support Materials. The Trustees noted that the overall profitability of Guardian Capital was good, and discussed Guardian Capital’s commitment to the Funds. The Trustees also note that Alta Capital, as a majority-owned subsidiary of Guardian Capital, does not prepare or publish its own financial report. The Trustees noted that the Guardian Dividend Fund was not profitable to Guardian Capital in the Fund’s last fiscal year and is expected to be moderately unprofitable in the next fiscal period, absent growth in assets under management. With respect to the Guardian Global Fund, the Trustees noted that the Fund was moderately profitable to GuardCap in the Fund’s last fiscal year and is expected to be moderately profitable in the next fiscal period. The Trustees discussed Alta Capital’s ownership and its status as a subsidiary company of

51

Investment Advisory and Sub-Advisory Agreements
Approval (Unaudited) (continued)

Guardian Capital, and also reviewed the Alta Fund’s profitability to Alta Capital, and noted that the Fund was not profitable in 2022, and expects to be moderately profitable in 2023. The Trustees also noted that Guardian Capital had adequate insurance in place, including errors and omissions insurance and cybersecurity insurance, to address unforeseen contingencies. The Trustees discussed the growth of assets of each Fund since its inception, the capital stock activity in the Funds during calendar year 2022, and Guardian Capital’s continued commitment to promote the Funds. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the Alta Investment Advisory Agreement, Guardian Investment Advisory Agreement and Sub-Advisory Agreement are summarized below.

Alta Fund

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Alta Capital provides under the Alta Investment Advisory Agreement, noting that such services include but are not limited to the following: (1) investing the Alta Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Alta Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Alta Capital effects on behalf of the Fund; (5) selecting broker-dealers to execute orders on behalf of the Fund; and (6) performing compliance services on behalf of the Alta Fund. They also noted that from its own resources, Alta Capital provides marketing support services to the Alta Fund and its intermediary partners. The Trustees noted that there were no changes to the services that Alta Capital provides to the Alta Fund under the terms of the Alta Investment Advisory Agreement. The Trustees considered Alta Capital’s capitalization and its assets under management and the support and commitment of Alta Capital’s parent company, Guardian Capital. The Trustees further considered the investment philosophy and investment industry experience of the portfolio managers. The Trustees also noted the research models utilized by Alta Capital to manage the Alta Fund’s portfolio in accordance with its investment strategy.

The Trustees also noted the Alta Fund’s performance compared to its benchmark index, including the fact that the Fund had underperformed its benchmark index for the one-year, three-year, and since inception periods ended December 31, 2022. The Trustees also considered the Alta Fund’s performance compared to the Large Growth Morningstar category and a custom Broadridge peer group. The Trustees noted that the Alta Fund outperformed the category median for the one-year period and underperformed the category median for the three-year and since inception periods, and underperformed the Broadridge custom peer group median for the one-year, three-year and since inception periods ended December 31, 2022. They also noted, however, that the Alta Fund’s reported performance in connection with prior contract renewals had been strong across these time frames, and considered Alta Capital’s discussion and explanation with regard to periods of unfavorable performance, acknowledging the highly volatile stock market that prevailed during 2022. Based upon the foregoing, the Trustees concluded that they are satisfied with the nature, extent, and quality of services that Alta Capital provides to the Alta Fund under the Alta Investment Advisory Agreement.

Cost of Advisory Services and Profitability. The Trustees considered the annual management fee that the Alta Fund pays to Alta Capital under the Alta Investment Advisory Agreement, as well as Alta Capital’s profitability from the services that it renders to the Fund, noting the said services were not profitable during the last fiscal year and were projected to be moderately profitable in

52

Investment Advisory and Sub-Advisory Agreements
Approval (Unaudited) (continued)

the current fiscal year should projected asset growth materialize. The Trustees considered that Alta Capital has contractually agreed to reduce its management fees and, if necessary, reimburse the Fund for operating expenses, as specified in the Alta Fund’s prospectus. The Trustees considered Alta Capital’s profitability with respect to its advisory relationship with the Alta Fund and concluded that it is reasonable.

Comparative Fee and Expense Data. The Trustees noted that the Alta Fund’s gross expense ratio was lower than the Morningstar category average and higher than the category median, and was equal to the Broadridge custom peer group median and higher than the peer group average. The Trustees also noted that the Alta Fund’s net expense ratio of 79 basis points, given the effect of the expense limitation arrangements in place, was slightly higher than both the Morningstar category median and average of 75 basis points, and lower than the Broadridge custom peer group median and average. The Trustees noted that the Alta Fund’s contractual management fee was higher than the Morningstar category median and average, and higher than the Broadridge custom peer group median and average.

The Trustees further considered the fees paid by Alta Capital’s separately managed accounts and other investment advisory relationships to other accounts with similar investment objectives and strategies to that of the Alta Fund, noting the differences in the services provided to these accounts compared to the services provided to the Fund. In particular, they noted that Alta Capital has additional responsibilities with respect to the Alta Fund, including compliance, reporting and operational responsibilities. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, or from one investment product to another, the Trustees concluded that Alta Capital’s advisory fee continues to be reasonable.

Economies of Scale. The Trustees considered whether the Alta Fund may benefit from any economies of scale. They noted that the Alta Fund was moderately profitable but did not find that any material economies of scale exist at this time, and determined that fee breakpoints are not currently necessary or appropriate.

Other Benefits. The Trustees noted that Alta Capital does not utilize soft dollar arrangements with respect to portfolio transactions and does not use affiliated brokers to execute the Alta Fund’s portfolio transactions. The Trustees noted that Alta Capital had confirmed that there were no economic or other benefits to the Adviser associated with the selection or use of any particular providers for the Fund’s portfolio, and noted the benefit to the Alta Fund of the cross-selling of the Fund’s shares by Guardian Capital’s wholesalers. The Trustees concluded that all things considered, Alta Capital does not receive material additional financial benefits from services rendered to the Alta Fund.

Other Considerations. The Trustees also considered potential conflicts for Alta Capital. Based on the assurances and representations from Alta Capital, the Trustees concluded that no conflict of interest currently exists that could adversely impact the Alta Fund.

Conclusions. Based upon Alta Capital’s presentation to the Board and the Support Materials considered in connection with the renewal of the Alta Investment Advisory Agreement, as well as the information provided throughout the course of the year and since the Fund’s inception, the Board concluded that the overall arrangements between the Trust and Alta Capital as set forth in

53

Investment Advisory and Sub-Advisory Agreements
Approval (Unaudited) (continued)

the Investment Advisory Agreement are fair and reasonable in light of the services that Alta Capital performs, the investment advisory fees that the Alta Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.

Guardian Dividend Fund

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Guardian Capital provides under the Guardian Investment Advisory Agreement, noting that such services include but are not limited to the following: (1) investing the Guardian Dividend Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Guardian Dividend Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Guardian Capital effects on behalf of the Guardian Dividend Fund; (5) selecting broker-dealers to execute orders on behalf of the Fund; (6) performing compliance services on behalf of the Guardian Dividend Fund. They also noted that from its own resources, Guardian Capital provides marketing support services to the Guardian Dividend Fund and its intermediary partners. The Trustees noted that there were no changes to the services that Guardian Capital provides to the Guardian Dividend Fund under the terms of the Guardian Investment Advisory Agreement. The Trustees considered Guardian Capital’s capitalization and its assets under management and the support and commitment of Guardian Capital’s parent company. The Trustees further considered the investment philosophy and investment industry experience of the portfolio managers. The Trustees also noted the research models utilized by Guardian Capital to manage the Guardian Dividend Fund’s portfolio in accordance with its investment strategy.

The Trustees evaluated the Guardian Dividend Fund’s performance, noting that the Fund’s performance exceeded its benchmark for the one- and three-year periods, and slightly trailed the benchmark for the since-inception period (May 1, 2019 to December 31, 2022). They further noted that for the one-year, three-year, and since inception periods ended December 31, 2022, the Guardian Dividend Fund’s performance exceeded the performance of its Morningstar category median and a Broadridge custom peer group median. The Trustees also evaluated Guardian Capital’s GIPS compliant performance presentation for the Global Dividend Composite, and noted that on both a gross basis and net of fees, was higher than the benchmark index for the year ended December 31, 2021. Based upon the foregoing, the Trustees concluded that they were satisfied with the nature, extent, and quality of services that Guardian Capital provides to the Guardian Dividend Fund under the Guardian Investment Advisory Agreement.

Cost of Advisory Services and Profitability. The Trustees considered the annual management fee that the Guardian Dividend Fund pays to Guardian Capital under the Guardian Investment Advisory Agreement, as well as Guardian Capital’s profitability from the services that it renders to the Guardian Dividend Fund, noting the said services were not profitable during the last fiscal year and were projected to be moderately profitable in the current fiscal year should projected asset growth materialize. The Trustees considered that Guardian Capital has contractually agreed to reduce its management fees and, if necessary, reimburse the Guardian Dividend Fund for operating expenses, as specified in the Guardian Dividend Fund’s prospectus. The Trustees considered Guardian Capital’s profitability with respect to its advisory relationship with the Guardian Dividend Fund and concluded that it is reasonable.

54

Investment Advisory and Sub-Advisory Agreements
Approval (Unaudited) (continued)

Comparative Fee and Expense Data. The Trustees noted that the Guardian Dividend Fund’s total net expense ratio was higher than the Morningstar category average, the category median, the Broadridge custom peer average and the peer group median, and further noted that the Guardian Dividend Fund had a gross expense ratio that was higher than the Morningstar category median, the category average, the Broadridge custom peer group median, and the peer group average. The Trustees evaluated the Guardian Dividend Fund’s contractual management fee which was higher than the Morningstar category median and average, equal to Broadridge custom peer group median, and lower than the peer group average. They further considered the fees paid by Guardian Capital’s separately managed accounts and other investment advisory relationships to other accounts with similar investment objectives and strategies to that of the Guardian Dividend Fund, noting the differences in the services provided to these accounts compared to the services provided to the Guardian Dividend Fund. In particular, they noted that Guardian Capital has additional responsibilities with respect to the Guardian Dividend Fund, including compliance, reporting and operational responsibilities. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, or from one investment product to another, the Trustees concluded that Guardian Capital’s advisory fee continues to be reasonable.

Economies of Scale. The Trustees considered whether the Guardian Dividend Fund may benefit from any economies of scale. They noted that the Guardian Dividend Fund was moderately profitable but did not find that any material economies of scale exist at this time, and determined that fee breakpoints are not currently necessary or appropriate.

Other Benefits. The Trustees noted that Guardian Capital does not utilize soft dollar arrangements with respect to portfolio transactions and does not use affiliated brokers to execute the Guardian Dividend Fund’s portfolio transactions. The Trustees noted that Guardian Capital had confirmed that there were no economic or other benefits to the Guardian Capital or its affiliates associated with the selection or use of any particular providers for the Guardian Dividend Fund’s portfolio. The Trustees concluded that all things considered, Guardian Capital does not receive material additional financial benefits from services rendered to the Guardian Dividend Fund.

Other Considerations. The Trustees also considered potential conflicts for Guardian Capital. Based on the assurances and representations from Guardian Capital, the Trustees concluded that no conflict of interest currently exists that could adversely impact the Guardian Dividend Fund.

Conclusions. Based upon Guardian Capital’s presentation to the Board and the Support Materials considered in connection with the renewal of the Guardian Investment Advisory Agreement with respect to the Guardian Dividend Fund, as well as the information provided throughout the course of the year and since the Fund’s inception, the Board concluded that the overall arrangements between the Trust and Guardian Capital as set forth in the Guardian Investment Advisory Agreement are fair and reasonable in light of the services that Guardian Capital performs, the investment advisory fees that the Guardian Dividend Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.

55

Investment Advisory and Sub-Advisory Agreements
Approval (Unaudited) (continued)

Guardian Global Fund

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Guardian Capital provides under the Guardian Investment Advisory Agreement and that GuardCap provides under the Sub-Advisory Agreement with respect to the Guardian Global Fund, noting that such services include but are not limited to the following: (1) obtaining and evaluating such information and advice relating to the economy, securities markets, and securities and other investments as it deems necessary or useful to discharge its duties under the Guardian Investment Advisory Agreement and Sub-Advisory Agreement, respectively; (2) investing the Guardian Global Fund’s assets consistent with the Fund’s investment objective and investment policies; (3) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (4) voting all proxies with respect to the Guardian Global Fund’s portfolio securities; (5) maintaining the required books and records for transactions that Guardian Capital and/ or GuardCap effects on behalf of the Guardian Global Fund; (6) selecting broker-dealers to execute orders on behalf of the Guardian Global Fund; (7) performing compliance services on behalf of the Guardian Global Fund. They also noted that from its own resources, Guardian Capital provides marketing support services to the Guardian Global Fund and its intermediary partners. The Trustees further noted that Guardian Capital has delegated responsibility for the day-to-day management of the Guardian Global Fund to GuardCap. The Trustees noted that there were no changes to the services that Guardian Capital provides to the Guardian Global Fund under the terms of the Guardian Investment Advisory Agreement nor any changes to the services that GuardCap provides under the terms of the Sub-Advisory Agreement. The Trustees considered GuardCap’s capitalization and its assets under management and the support and commitment of GuardCap’s parent company. The Trustees further considered the investment philosophy and investment industry experience of the portfolio managers. The Trustees also noted the research models utilized by GuardCap to manage the Guardian Global Fund’s portfolio in accordance with its investment strategy.

The Trustees evaluated the Guardian Global Fund’s performance, noting that the Fund’s performance exceeded its benchmark for the one-year and three-year periods, and slightly trailed the benchmark for the since-inception period (May 1, 2019 to December 31, 2022). They further noted that for the one-year, three-year, and since inception periods, the Guardian Global Fund’s performance exceeded the performance of its Morningstar category median and a Broadridge custom peer group median. The Trustees also evaluated Guardian Capital’s GIPS compliant performance presentation for the Fundamental Global Equity Composite, and noted that on both a gross basis and net of fees, the Fundamental Global Equity Composite was higher than the benchmark index for the year ended December 31, 2021. Based upon the foregoing, the Trustees concluded that they were satisfied with the nature, extent, and quality of services that Guardian Capital and GuardCap provide to the Guardian Global Fund under the Guardian Investment Advisory Agreement and the Sub-Advisory Agreement, respectively.

Cost of Advisory Services and Profitability. The Trustees considered the annual management fee that the Guardian Global Fund pays to Guardian Capital under the Guardian Investment Advisory Agreement, as well as the sub-advisory fee that Guardian Capital pays to GuardCap under the Sub-Advisory Agreement. The Trustees also considered Guardian Capital’s profitability from the services that it renders to the Guardian Global Fund pursuant to the Guardian Investment Advisory Agreement, noting the said services were moderately profitable during the last fiscal year and were projected to be moderately profitable in the current fiscal year should projected asset growth materialize. The Trustees considered that Guardian Capital has contractually agreed to reduce its management fees

56

Investment Advisory and Sub-Advisory Agreements
Approval (Unaudited) (continued)

and, if necessary, reimburse the Guardian Global Fund for operating expenses, as specified in the Guardian Global Fund’s prospectus. The Trustees considered Guardian Capital’s and GuardCap’s profitability with respect to its respective advisory and sub-advisory relationship with the Guardian Global Fund and concluded that it is reasonable.

Comparative Fee and Expense Data. The Trustees noted that the Guardian Global Fund’s total net expense ratio was higher than the Morningstar category average, the category median, the Broadridge custom peer group average and the peer group median, and further noted that the Guardian Global Fund had a gross expense ratio that was higher than the Morningstar category median, the category average, the Broadridge custom peer group median, and the peer group average. The Trustees evaluated the Guardian Global Fund’s contractual management fee, which was higher than the Morningstar category median and average, equal to Broadridge custom peer group median, and lower than the peer group average. They further considered the fees paid by GuardCap’s separately managed accounts and other investment advisory relationships to other accounts with similar investment objectives and strategies to that of the Guardian Global Fund, noting the differences in the services provided to these accounts compared to the services provided to the Guardian Global Fund. In particular, they noted that Guardian Capital and GuardCap each have additional responsibilities with respect to the Guardian Global Fund, including compliance, reporting and operational responsibilities. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, or from one investment product to another, the Trustees concluded that Guardian Capital’s advisory fee continues to be reasonable.

Economies of Scale. The Trustees considered whether the Guardian Global Fund may benefit from any economies of scale. They noted that the Guardian Global Fund was moderately profitable but did not find that any material economies of scale exist at this time, and determined that fee breakpoints are not currently necessary or appropriate.

Other Benefits. The Trustees noted that GuardCap does not utilize soft dollar arrangements with respect to portfolio transactions and does not use affiliated brokers to execute the Guardian Global Fund’s portfolio transactions. The Trustees noted that Guardian Capital had confirmed that there were no economic or other benefits to GuardCap or its other affiliates associated with the selection or use of any particular providers for the Guardian Global Fund’s portfolio. The Trustees concluded that all things considered, neither Guardian Capital nor GuardCap receives material additional financial benefits from services rendered to the Guardian Global Fund.

Other Considerations. The Trustees also considered potential conflicts for Guardian Capital and GuardCap. Based on the assurances and representations from Guardian Capital, the Trustees concluded that no conflict of interest currently exists that could adversely impact the Guardian Global Fund.

Conclusions. Based upon Guardian Capital’s and GuardCap’s presentations to the Board and the Support Materials considered in connection with the renewal of the Guardian Investment Advisory Agreement and Sub-Advisory Agreement with respect to the Guardian Global Fund, as well as the information provided throughout the course of the year and since the Fund’s inception, the Board concluded that the overall arrangements between the Trust and Guardian Capital as set forth in the Guardian Investment Advisory Agreement and between Guardian Capital and GuardCap as set

57

Investment Advisory and Sub-Advisory Agreements
Approval (Unaudited) (continued)

forth in the Sub-Advisory Agreement are fair and reasonable in light of the services that Guardian Capital and GuardCap perform, the investment advisory fees that the Guardian Global Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.

58

FACTS	WHAT DO THE GUARDIAN CAPITAL FUNDS (THE “FUNDS”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■     Social Security number

■     account balances and account transactions

■     transaction or loss history and purchase history

■     checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (800) 957-0681

59

Who we are
Who is providing this notice?	Guardian Capital Funds Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How do the Funds collect my personal information?

We collect your personal information, for example, when you

■     open an account or deposit money

■     buy securities from us or sell securities to us

■     make deposits or withdrawals from your account

■     give us your account information

■     make a wire transfer

■     tell us who receives the money

■     tell us where to send the money

■     show your government-issued ID

■     show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes —information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■     Guardian Capital LP and Alta Capital Management, LLC, the investment advisers to the Funds, could be deemed to be affiliates.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■     The Guardian Capital Funds do not share your personal information with nonaffiliates so they can market to you

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Guardian Capital Funds do not jointly market.

60

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Funds at (800) 957-0681 and (2) in Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

TRUSTEES Walter B. Grimm, Chairman David James Lori Kaiser Janet Smith Meeks Mary Madick	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 221 East 4th Street, Suite 2900 Cincinnati, OH 45202

OFFICERS Matthew J. Miller, Chief Executive Officer and President Zachary P. Richmond, Chief Financial Officer and Treasurer Martin R. Dean, Chief Compliance Officer Paul F. Leone, Secretary	LEGAL COUNSEL Practus, LLP 11300 Tomahawk Creek Parkway, Suite 310 Leawood, KS 66211

INVESTMENT ADVISERS Guardian Capital LP 199 Bay Street, Suite 3100 P.O. Box 201 Toronto,Ontario M5L 1E8 Alta Capital Management, LLC 6440 South Wasatch Boulevard, Suite 260 Salt Lake City, UT 84121	CUSTODIAN Huntington National Bank 41 South High Street Columbus, OH 43215

DISTRIBUTOR Ultimus Fund Distributors, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC

GUARDIAN-AR-23

Fuller & Thaler Behavioral Small-Cap Equity Fund

Fuller & Thaler Behavioral Small-Cap Growth Fund

Fuller & Thaler Behavioral Mid-Cap Value Fund

Fuller & Thaler Behavioral Unconstrained Equity Fund

Fuller & Thaler Behavioral Small-Mid Core Equity Fund

Fuller & Thaler Behavioral Micro-Cap Equity Fund

Annual Report

September 30, 2023

411 Borel Avenue, Suite 300
San Mateo, CA 94402
(888) 912-4562
www.fullerthalerfunds.com

Fuller & Thaler Funds
Shareholder Letter (Unaudited)
September 30, 2023

Dear Shareholders:

As you may know, Fuller & Thaler’s investment process is based on decades of research into behavioral finance. Our very own Dr. Richard Thaler won the 2017 Nobel Prize® in Economics for his research on behavioral finance. Behavioral finance is the study of how investors actually behave, as opposed to how they should behave, when making investment decisions. Professional investors are human, and like all humans, they make mistakes. Investors make mistakes because they have emotions, use imperfect rules-of thumb, and have priorities beyond risk and return. We look for those mistakes. We predict when other investors – the “market” – have likely made a behavioral mistake, and in turn, have created a buying opportunity.

There are two kinds of mistakes that produce buying opportunities: over-reaction and under reaction. Other investors may over-react to bad news and losses (e.g., panic). Or investors may underreact to good news (e.g., not pay attention). At the individual stock level, we search for events that suggest this type of investor misbehavior. If these behaviors are present, we then analyze fundamentals. In summary, if an investor mistake is likely and the company has solid fundamentals – we buy the stock.

Our value strategies buy when others have likely over-reacted to bad news. Our growth strategies buy when others have likely under-reacted to good news. Our blend strategies combine both insights.

Our Funds deliver similar risk characteristics to their benchmarks. We believe our behavioral insights provide us with an opportunity to outperform.

Our behavioral process delivers returns primarily through stock selection. In general, we aim to deliver portfolios with similar sector composition and risk characteristics to that of each benchmark, but we will deviate when stock-specific opportunities arise.

For the 12-month period ended September 30, 2023, our Funds performed as follows:

The Institutional Shares of the Fuller & Thaler Behavioral Small-Cap Equity Fund returned 19.03% for the year. The Fund outperformed its U.S. small-cap equity benchmark, the Russell 2000® Index (8.93%) by 10.10% over that period. The largest contributors in the Fund during the period were Jabil, Inc., Medpace Holdings, Inc., and Emcor Group, Inc.; while the largest detractors were Hancock Whitney Corp., AMN Healthcare Services, Inc., and Bank of Hawaii Corp. There were no material contributors from sector allocation but our underweight in Energy hurt relative performance.

Fuller & Thaler Funds
Shareholder Letter (Unaudited) (continued)
September 30, 2023

The Institutional Shares of the Fuller & Thaler Behavioral Small-Cap Growth Fund returned 22.38% for the year. The Fund outperformed its U.S. small-cap growth benchmark, the Russell 2000® Growth Index (9.59%) by 12.79% over that period. The largest contributors in the Fund during the period were Super Micro Computer, Inc., e.l.f. Beauty, Inc., and Axcelis Technologies, Inc.; while the largest detractors were Omnicell, Inc., Clearfield, Inc., and Yext, Inc. In terms of sector allocation, there were no material contributors/detractors.

The Institutional Shares of the Fuller & Thaler Behavioral Mid-Cap Value Fund returned 6.84% for the year. The Fund underperformed its U.S. mid-cap value benchmark, the Russell Midcap® Value Index (11.05%) by -4.21% over that period. The largest contributors in the Fund during the period were First Citizens BankShares, Inc., Celanese Corp., and Zions Bancorp; while the largest detractors were Fidelity National Information Services, Inc., Advance Auto Parts, Inc., and Dollar General Corp. The overweight to Financials was a contributor to relative returns.

The Institutional Shares of the Fuller & Thaler Behavioral Unconstrained Equity Fund returned 21.24% for the year. The Fund outperformed its U.S. all-cap benchmark, the Russell 3000® Index (20.46%) by 0.78% over that period. The largest contributors in the Fund during the period were Nvidia Corp., Lam Research Corp., and Parker-Hannifin Corp.; while the largest detractors were Dollar General Corp., Generac Holdings, Inc., and Zebra Technologies Corp. In terms of sector allocation, there were no material contributors/ detractors.

The Institutional Shares of Fuller & Thaler Behavioral Small-Mid Core Equity Fund returned 18.61% for the year. The Fund outperformed its U.S. small-mid cap benchmark, the Russell 2500™ Index (11.28%) by 7.33% over that period. The largest contributors in the Fund during the period were Allison Transmission, Inc., Lattice Semiconductor Corp., and PulteGroup, Inc.; while the largest detractors were Advance Auto Parts, Inc., Concentrix Corp., and Generac Holdings, Inc. There were no material contributors/ detractors from sector allocation.

The Institutional Shares of Fuller & Thaler Behavioral Micro-Cap Equity Fund returned 10.38% for the year. The Fund outperformed its U.S. micro-cap benchmark, the Russell Microcap® Index (-1.34%) by 11.72% over that period. The largest contributors in the Fund during the period were Helix Energy Solutions Group, Inc., Applied Digital Corp., and Newpark Resources, Inc.; while the largest detractors were ViewRay, Inc., Inotiv, Inc., and Funko, Inc. In terms of sector allocation, the Fund’s overweight in Energy was the largest contributor to performance and no material detractors. The Micro-Cap Equity

Fuller & Thaler Funds
Shareholder Letter (Unaudited) (continued)
September 30, 2023

Fund is greatly impacted by stock selection and sector allocations due to the idiosyncratic characteristics of the asset class. In addition, asset flows in the small-cap equity market can have large disproportional effects on the less liquid securities in the asset class.

Looking forward, we see many opportunities. We believe that our unique, behaviorally driven investment process will continue to identify these opportunities and allow our Funds to outperform both our peers and our benchmark.

Finally, we thank you for your investments in our Funds.

Fuller & Thaler

Nobel Prize® is a trademark of the Nobel Foundation.

Investment Results (Unaudited)

Average Annual Total Returns* as of September 30, 2023

					Since
					Inception
		One Year	Five Year	Ten Year	(12/19/18)
Fuller & Thaler Behavioral Small-Cap Equity Fund
R6 Shares		19.16%	8.23%	11.24%
Institutional Shares		19.03%	8.11%	11.11%
Investor Shares		18.65%	7.80%	10.85%
A Shares
Without Load		18.69%			13.46%
With Load		11.87%			12.06%
C Shares
Without Load		17.97%			12.77%
With Load		17.97%			12.77%
Russell 2000® Index(a)		8.93%	2.40%	6.65%	7.47%

		Institutional	Investor
	R6 Shares	Shares	Shares	A Shares	C Shares
Expense Ratio(b)	0.65%	0.77%	1.06%	1.05%	1.65%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fuller & Thaler Behavioral Small-Cap Equity Fund (the “Small-Cap Equity Fund”) distributions or the redemption of Small-Cap Equity Fund shares. Current performance of the Small-Cap Equity Fund may be lower or higher than the performance quoted. The Small-Cap Equity Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (888) 912-4562.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Small-Cap Equity Fund’s returns reflect any fee waivers during the applicable periods. If such fee waivers had not occurred, the quoted performance would have been lower. Prior to October 26, 2015, the performance reflected represents that of a series of Allianz Funds Multi-Strategy Trust for which Fuller & Thaler Asset Management, Inc. (the “Adviser”) served as the sole sub-adviser (“the Predecessor Fund”) (see Note 1).

(a)	The Russell 2000® Index (“Russell 2000”) is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Small-Cap Equity Fund’s portfolio. The Russell 2000 measures the performance of the small-cap segment of the U.S. equity universe and is a subset of the Russell 3000® Index. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(b)	The expense ratios are from the Small-Cap Equity Fund’s most recent prospectus dated January 30, 2023. The Adviser has contractually agreed to waive its management fee and/or reimburse Small-Cap Equity Fund expenses so that total annual operating expenses do not exceed 1.30%,

Investment Results (Unaudited) (continued)

1.80%, 1.25%, 0.92% and 0.80% for A Shares, C Shares, Investor Shares, Institutional Shares and R6 Shares, respectively, of the average daily net assets for each class through January 31, 2024. The expense limitation does not apply to (i) interest (other than custodial overdraft fees and expenses associated with the Small-Cap Fund’s participation in an alternative liquidity program), (ii) taxes, (iii) brokerage fees and commissions, (iv) other extraordinary expenses not incurred in the ordinary course of the Small-Cap Equity Fund’s business, (v) dividend expense on short sales and (vi) indirect expenses such as acquired fund fees and expenses incurred by the Small-Cap Equity Fund in any fiscal year. During any fiscal year that the Investment Advisory Agreement between the Adviser and Capitol Series Trust (the “Trust”) is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. The Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board of Trustees of the Trust (the “Board”) may terminate such agreement at any time. The Expense Limitation Agreement shall terminate automatically upon the termination of the Advisory Agreement. Additional information pertaining to the Small-Cap Equity Fund’s expense ratios as of September 30, 2023 can be found in the financial highlights.

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $1,000,000 Investment in the Fuller & Thaler Behavioral Small-Cap Equity Fund - R6 Shares and the Russell 2000® Index.

The chart above assumes an initial investment of $1,000,000 made on September 30, 2013 and held through September 30, 2023. THE SMALL-CAP EQUITY FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Small-Cap Equity Fund’s distributions or the redemption of the Small-Cap Equity Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Small-Cap Equity Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (888) 912-4562. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Small-Cap Equity Fund before investing. The Small-Cap Equity Fund’s prospectus contains this and other information about the Small-Cap Equity Fund, and should be read carefully before investing.

Prior to October 26, 2015, the performance reflected represents that of a series of the Allianz Funds Multi-Strategy Trust for which the Adviser served as the sole sub-adviser (see Note 1). Visit www. fullerthalerfunds.com for more current performance information.

The Small-Cap Equity Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/ SIPC.

Investment Results (Unaudited) (continued)

Average Annual Total Returns* as of September 30, 2023

				Since	Since
				Inception	Inception
		One year	Five Year	(12/21/17)	(12/19/18)
Fuller & Thaler Behavioral Small-Cap Growth Fund
R6 Shares		22.45%	7.38%	11.99%
Institutional Shares		22.38%	7.29%	11.90%
Investor Shares		22.01%	7.00%	11.60%
A Shares
Without Load		21.94%			14.61%
With Load		14.92%			13.20%
C Shares
Without Load		21.32%			14.05%
With Load		21.32%			14.05%
Russell 2000® Growth Index(a)		9.59%	1.55%	3.86%	7.05%

	Expense Ratios(b)
		Institutional	Investor
	R6 Shares	Shares	Shares	A Shares	C Shares
Gross	1.09%	1.18%	1.51%	1.44%	2.09%
With Applicable Waivers	0.86%	0.96%	1.25%	1.30%	1.80%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fuller & Thaler Behavioral Small-Cap Growth Fund (the “Small-Cap Growth Fund”) distributions or the redemption of Small-Cap Growth Fund shares. Current performance of the Small-Cap Growth Fund may be lower or higher than the performance quoted. The Small-Cap Growth Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (888) 912-4562.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Small-Cap Growth Fund’s returns reflect any fee waivers during the applicable periods. If such fee waivers had not occurred, the quoted performance would have been lower.

(a)	The Russell 2000® Growth Index (“Russell 2000 Growth”) is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Small-Cap Growth Fund’s portfolio. Russell 2000 Growth measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(b)	The expense ratios are from the Small-Cap Growth Fund’s most recent prospectus dated January 30, 2023. The Adviser has contractually agreed to waive its management fee and/or reimburse

Investment Results (Unaudited) (continued)

Small-Cap Growth Fund expenses so that total annual operating expenses do not exceed 1.30%, 1.80%, 1.25%, 0.96%, and 0.86% for A Shares, C Shares, Investor Shares, Institutional Shares and R6 Shares, respectively, of the average daily net assets for each class through January 31, 2024. The expense limitation does not apply to (i) interest (other than custodial overdraft fees and expenses associated with the Small-Cap Growth Fund’s participation in an alternative liquidity program), (ii) taxes, (iii) brokerage fees and commissions, (iv) other extraordinary expenses not incurred in the ordinary course of the Small-Cap Growth Fund’s business, (v) dividend expense on short sales and (vi) indirect expenses such as acquired fund fees and expenses incurred by the Small-Cap Growth Fund in any fiscal year. During any fiscal year that the Investment Advisory Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. The Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board may terminate such agreement at any time. The Expense Limitation Agreement shall terminate automatically upon the termination of the Advisory Agreement. Additional information pertaining to the Small-Cap Growth Fund’s expense ratios as of September 30, 2023 can be found in the financial highlights.

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $1,000,000 Investment in the Fuller & Thaler Behavioral Small-Cap Growth Fund - R6 Shares and the Russell 2000® Growth Index.

The chart above assumes an initial investment of $1,000,000 made on December 21, 2017 (commencement of operations) and held through September 30, 2023. THE SMALL-CAP GROWTH FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Small-Cap Growth Fund’s distributions or the redemption of the Small-Cap Growth Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Small-Cap Growth Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (888) 912-4562. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Small-Cap Growth Fund before investing. The Small-Cap Growth Fund’s prospectus contains this and other information about the Small-Cap Growth Fund, and should be read carefully before investing. Visit www.fullerthalerfunds. com for more current performance information.

The Small-Cap Growth Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/ SIPC.

Investment Results (Unaudited) (continued)

Average Annual Total Returns* as of September 30, 2023

				Since	Since
				Inception	Inception
		One Year	Five Year	(12/21/17)	(3/10/22)
Fuller & Thaler Behavioral Mid-Cap Value Fund
R6 Shares		6.94%	7.55%	7.01%
Institutional Shares		6.84%	7.43%	6.91%
Investor Shares		6.53%	7.15%	6.62%
A Shares
Without Load		6.49%			-3.85%
With Load		0.35%			-7.44%
C Shares
Without Load		5.94%			-4.36%
With Load		5.94%			-4.36%
Russell Midcap® Value Index(a)		11.05%	5.18%	5.09%	-3.67%

	Expense Ratios(b)
		Institutional	Investor
	R6 Shares	Shares	Shares	A Shares	C Shares
Gross	0.83%	0.98%	1.26%	1.17%	1.84%
With Applicable Waivers	0.75%	0.85%	1.15%	1.17%	1.70%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fuller & Thaler Behavioral Mid-Cap Value Fund (the “Mid-Cap Value Fund”) distributions or the redemption of Mid-Cap Value Fund shares. Current performance of the Mid-Cap Value Fund may be lower or higher than the performance quoted. The Mid-Cap Value Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (888) 912-4562.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Mid-Cap Value Fund’s returns reflect any fee waivers during the applicable periods. If such fee waivers had not occurred, the quoted performance would have been lower.

(a)	The Russell Midcap® Value Index (“Russell Midcap Value”) is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Mid-Cap Value Fund’s portfolio. The Russell Midcap Value measures the performance of those Russell Midcap companies with lower price/book ratios and lower forecasted growth values. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(b)	The expense ratios are from the Mid-Cap Value Fund’s most recent prospectus dated January 30, 2023. The Adviser has contractually agreed to waive its management fee and/or reimburse Mid-Cap

Investment Results (Unaudited) (continued)

Value Fund expenses so that total annual operating expenses do not exceed 1.20%, 1.70%, 1.15%, 0.85%, and 0.75% for A Shares, C Shares, Investor Shares, Institutional Shares and R6 Shares, respectively, of the average daily net assets for each class through January 31, 2024. The expense limitation does not apply to (i) interest (other than custodial overdraft fees and expenses associated with the Mid-Cap Value Fund’s participation in an alternative liquidity program), (ii) taxes, (iii) brokerage fees and commissions, (iv) other extraordinary expenses not incurred in the ordinary course of the Mid-Cap Value Fund’s business, (v) dividend expense on short sales and (vi) indirect expenses such as acquired fund fees and expenses incurred by the Mid-Cap Value Fund in any fiscal year. During any fiscal year that the Investment Advisory Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/ reimbursement occurred. This Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board may terminate such agreement at any time. The Expense Limitation Agreement shall terminate automatically upon the termination of the Advisory Agreement. Additional information pertaining to the Mid-Cap Value Fund’s expense ratios as of September 30, 2023 can be found in the financial highlights.

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $1,000,000 Investment in the Fuller & Thaler Behavioral Mid-Cap Value Fund - R6 Shares and the Russell Midcap® Value Index.

The chart above assumes an initial investment of $1,000,000 made on December 21, 2017 (commencement of operations) and held through September 30, 2023. THE MID-CAP VALUE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Mid-Cap Value Fund’s distributions or the redemption of the Mid-Cap Value Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Mid-Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (888) 912-4562. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Mid-Cap Value Fund before investing. The Mid-Cap Value Fund’s prospectus contains this and other information about the Mid-Cap Value Fund, and should be read carefully before investing. Visit www.fullerthalerfunds.com for more current performance information.

The Mid-Cap Value Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

Investment Results (Unaudited) (continued)

Average Annual Total Returns* as of September 30, 2023

			Since	Since
			Inception	Inception
		One Year	(12/26/18)	(5/27/21)
Fuller & Thaler Behavioral Unconstrained Equity Fund
R6 Shares		21.32%	13.31%
Institutional Shares		21.24%	13.20%
A Shares
Without Load		20.95%		-2.60%
With Load		14.00%		-5.02%
C Shares
Without Load		20.54%		-3.08%
With Load		20.54%		-3.08%
Russell 3000® Index(a)		20.46%	13.62%	0.70%

		Expense Ratios(b)
		Institutional
	R6 Shares	Shares	A Shares	C Shares
Gross	1.19%	1.34%	1.59%	2.21%
With Applicable Waivers	0.87%	0.97%	1.30%	1.80%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fuller & Thaler Behavioral Unconstrained Equity Fund (the “Unconstrained Equity Fund”) distributions or the redemption of Unconstrained Equity Fund shares. Current performance of the Unconstrained Equity Fund may be lower or higher than the performance quoted. The Unconstrained Equity Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (888) 912-4562.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Unconstrained Equity Fund’s returns reflect any fee waivers during the applicable periods. If such fee waivers had not occurred, the quoted performance would have been lower.

(a)	The Russell 3000® Index (“Russell 3000”) measures the performance of the broad U.S. equity market. The Russell 3000 represents the 3000 largest U.S. publicly traded companies as measured by market capitalization. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(b)	The expense ratios are from the Unconstrained Equity Fund’s most recent prospectus dated January 30, 2023. The Adviser has contractually agreed to waive its management fee and/or reimburse Unconstrained Equity Fund expenses so that total annual operating expenses do not exceed 1.30%, 1.80% 0.97% and 0.87% for A shares, C shares, Institutional Shares and R6 Shares, respectively, of the average daily net assets for each class through January 31, 2024. The expense

Investment Results (Unaudited) (continued)

limitation does not apply to (i) interest (other than custodial overdraft fees and expenses associated with the Unconstrained Equity Fund’s participation in an alternative liquidity program), (ii) taxes, (iii) brokerage fees and commissions, (iv) other extraordinary expenses not incurred in the ordinary course of the Unconstrained Equity Fund’s business, (v) dividend expense on short sales and (vi) indirect expenses such as acquired fund fees and expenses incurred by the Unconstrained Equity Fund in any fiscal year. During any fiscal year that the Investment Advisory Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board may terminate such agreement at any time. The Expense Limitation Agreement shall terminate automatically upon the termination of the Advisory Agreement. Additional information pertaining to the Unconstrained Equity Fund’s expense ratios as of September 30, 2023 can be found in the financial highlights.

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $1,000,000 Investment in the Fuller & Thaler Behavioral Unconstrained Equity Fund - R6 Shares and the Russell 3000® Index.

The chart above assumes an initial investment of $1,000,000 made on December 26, 2018 (commencement of operations) and held through September 30, 2023. THE UNCONSTRAINED EQUITY FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Unconstrained Equity Fund’s distributions or the redemption of the Unconstrained Equity Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Unconstrained Equity Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (888) 912-4562. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Unconstrained Equity Fund before investing. The Unconstrained Equity Fund’s prospectus contains this and other information about the Unconstrained Equity Fund, and should be read carefully before investing. Visit www. fullerthalerfunds.com for more current performance information.

The Unconstrained Equity Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/ SIPC.

Investment Results (Unaudited) (continued)

Average Annual Total Returns* as of September 30, 2023

		Since	Since
		Inception	Inception
	One Year	(12/26/18)	(3/10/22)
Fuller & Thaler Behavioral Small-Mid Core Equity Fund
Institutional Shares	18.61%	11.85%
A Shares
Without Load	18.20%		-2.51%
With Load	11.39%		-6.15%
Russell 2500® Index(a)	11.28%	9.74%	-4.24%

	Expense Ratios(b)
	Institutional
	Shares	A Shares
Gross	2.59%	2.75%
With Applicable Waivers	0.93%	1.26%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fuller & Thaler Behavioral Small-Mid Core Equity Fund (the “Small-Mid Core Equity Fund”) distributions or the redemption of Small-Mid Core Equity Fund shares. Current performance of the Small-Mid Core Equity Fund may be lower or higher than the performance quoted. The Small-Mid Core Equity Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (888) 912-4562.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Small-Mid Core Equity Fund’s returns reflect any fee waivers during the applicable periods. If such fee waivers had not occurred, the quoted performance would have been lower.

(a)	The Russell 2500® Index (“Russell 2500”) is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Small-Mid Core Equity Fund’s portfolio. The Russell 2500 measures the performance of those Russell 2500 companies with lower price/book ratios and lower forecasted growth values. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(b)	The expense ratios are from the Small-Mid Core Equity Fund’s most recent prospectus dated January 30, 2023. The Adviser has contractually agreed to waive its management fee and/ or reimburse Small-Mid Core Equity Fund expenses so that total annual operating expenses do not exceed 1.26% and 0.93% of the Small-Mid Core Equity Fund’s A Shares and Institutional Shares average daily net assets through January 31, 2024. The expense limitation does not apply to (i) interest (other than custodial overdraft fees and expenses associated with the Small-Mid Core Equity Fund’s participation in an alternative liquidity program), (ii) taxes, (iii) brokerage fees and commissions, (iv) other extraordinary expenses not incurred in the ordinary course of the Small-Mid Core Equity Fund’s business, (v) dividend expense on short sales and (vi) indirect expenses such

Investment Results (Unaudited) (continued)

as acquired fund fees and expenses incurred by the Small-Mid Core Equity Fund in any fiscal year. During any fiscal year that the Investment Advisory Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board may terminate such agreement at any time. The Expense Limitation Agreement shall terminate automatically upon the termination of the Advisory Agreement. Additional information pertaining to the Small-Mid Core Equity Fund’s expense ratios as of September 30, 2023 can be found in the financial highlights.

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $100,000 Investment in the Fuller & Thaler Behavioral Small-Mid Core Equity Fund - Institutional Shares and the Russell 2500® Index.

The chart above assumes an initial investment of $100,000 made on December 26, 2018 (commencement of operations) and held through September 30, 2023. THE SMALL-MID CORE EQUITY FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Small-Mid Core Equity Fund’s distributions or the redemption of the Small-Mid Core Equity Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Small-Mid Core Equity Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (888) 912-4562. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Small-Mid Core Equity Fund before investing. The Small-Mid Core Equity Fund’s prospectus contains this and other information about the Small-Mid Core Equity Fund, and should be read carefully before investing. Visit www.fullerthalerfunds.com for more current performance information.

The Small-Mid Core Equity Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/ SIPC.

Investment Results (Unaudited) (continued)

Average Annual Total Returns* as of September 30, 2023

		Since
		Inception
	One Year	(12/28/18)
Fuller & Thaler Behavioral Micro-Cap Equity Fund
Institutional Shares	10.38%	6.77%
Russell Microcap® Index(a)	-1.34%	5.84%

	Expense Ratios(b)
	Institutional
	Shares
Gross	2.25%
With Applicable Waivers	1.43%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fuller & Thaler Behavioral Micro-Cap Equity Fund (the “Micro-Cap Equity Fund”) distributions or the redemption of Micro-Cap Equity Fund shares. Current performance of the Micro-Cap Equity Fund may be lower or higher than the performance quoted. The Micro-Cap Equity Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (888) 912-4562.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Micro-Cap Equity Fund’s returns reflect any fee waivers during the applicable periods. If such fee waivers had not occurred, the quoted performance would have been lower.

(a)	The Russell Microcap® Index (“Russell Microcap”) measures the performance of the microcap segment of the U.S. equity market. Russell Microcap stocks make up less than 3% of the U.S. equity market (by market cap) and consist of the smallest 1,000 securities in the small cap Russell 2000® Index, plus the next smallest eligible securities by market cap. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(b)	The expense ratios are from the Micro-Cap Equity Fund’s most recent prospectus dated January 30, 2023. The Adviser has contractually agreed to waive its management fee and/or reimburse Micro-Cap Equity Fund expenses so that total annual operating expenses do not exceed 1.40% of the Micro-Cap Equity Fund’s Institutional Shares average daily net assets through January 31, 2024. The expense limitation does not apply to (i) interest (other than custodial overdraft fees and expenses associated with the Micro-Cap Equity Fund’s participation in an alternative liquidity program), (ii) taxes, (iii) brokerage fees and commissions, (iv) other extraordinary expenses not incurred in the ordinary course of the Micro-Cap Equity Fund’s business, (v) dividend expense on short sales and (vi) indirect expenses such as acquired fund fees and expenses incurred by the Micro-Cap Equity Fund in any fiscal year. During any fiscal year that the Investment Advisory Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or

Investment Results (Unaudited) (continued)

expense reimbursement occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board may terminate such agreement at any time. The Expense Limitation Agreement shall terminate automatically upon the termination of the Advisory Agreement. Additional information pertaining to the Micro-Cap Equity Fund’s expense ratios as of September 30, 2023 can be found in the financial highlights.

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $100,000 Investment in the Fuller & Thaler Behavioral Micro-Cap Equity Fund - Institutional Shares and the Russell Microcap® Index.

The chart above assumes an initial investment of $100,000 made on December 28, 2018 (commencement of operations) and held through September 30, 2023. THE MICRO-CAP EQUITY FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Micro-Cap Equity Fund’s distributions or the redemption of the Micro-Cap Equity Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Micro-Cap Equity Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (888) 912-4562. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Micro-Cap Equity Fund before investing. The Micro-Cap Equity Fund’s prospectus contains this and other information about the Micro-Cap Equity Fund, and should be read carefully before investing. Visit www.fullerthalerfunds.com for more current performance information.

The Micro-Cap Equity Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/ SIPC.

Portfolio Illustration (Unaudited)

Fuller & Thaler Behavioral Small-Cap Equity Fund Sector Holdings as of September 30, 2023.*

Fuller & Thaler Behavioral Small-Cap Growth Fund Sector Holdings as of September 30, 2023.*

*	As a percentage of net assets.

Portfolio Illustration (Unaudited)

Fuller & Thaler Behavioral Mid-Cap Value Fund Sector Holdings as of September 30, 2023.*

Fuller & Thaler Behavioral Unconstrained Equity Fund Sector Holdings as of September 30, 2023.*

*	As a percentage of net assets.

Portfolio Illustration (Unaudited)

Fuller & Thaler Behavioral Small-Mid Core Equity Fund Sector Holdings as of September 30, 2023.*

Fuller & Thaler Behavioral Micro-Cap Equity Fund Sector Holdings as of September 30, 2023.*

*	As a percentage of net assets.

Availability of Portfolio Schedules (Unaudited)

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www. sec.gov and on the Funds’ website at www.fullerthalerfunds.com.

Fuller & Thaler Behavioral Small-Cap Equity Fund
Schedule of Investments
September 30, 2023

	Shares	Fair Value
COMMON STOCKS — 92.82%
Apparel & Textile Products — 3.54%
Carter’s, Inc.	500,719	$34,624,719
Crocs, Inc.(a)	373,568	32,959,905
Deckers Outdoor Corp.(a)	214,813	110,433,215
Kontoor Brands, Inc.	895,865	39,337,432
Oxford Industries, Inc.	61,861	5,946,698
Ralph Lauren Corp.	160,579	18,641,616
		241,943,585
Asset Management — 1.98%
Federated Hermes, Inc., Class B	1,159,056	39,257,227
Stifel Financial Corp.	1,562,799	96,018,370
		135,275,597
Banking — 11.27%
Atlantic Union Bancshares Corp.	497,226	14,310,164
BancFirst Corp.	234,477	20,336,190
Bank OZK	5,396,805	200,059,562
Berkshire Hills Bancorp, Inc.	987,219	19,793,741
Cadence Bank	3,645,953	77,367,123
F.N.B. Corp.	4,049,001	43,688,721
First Commonwealth Financial Corp.	2,362,056	28,840,704
First Financial Bancorp	1,645,787	32,257,425
First Financial Bankshares, Inc.	1,422,031	35,721,419
First Financial Corp.	112,829	3,814,748
Fulton Financial Corp.	718,998	8,707,066
Hancock Whitney Corp.	2,403,021	88,887,747
Lakeland Bancorp, Inc.	173,754	2,192,775
Lakeland Financial Corp.	328,315	15,581,830
NBT Bancorp, Inc.	711,391	22,543,981
Provident Financial Services, Inc.	394,856	6,037,348
Wintrust Financial Corp.	1,108,928	83,724,064
Zions Bancorp.(b)	1,869,535	65,228,076
		769,092,684
Biotech & Pharma — 2.82%
Amphastar Pharmaceuticals, Inc.(a)	1,205,692	55,449,775
Exelixis, Inc.(a)	2,049,690	44,785,727
	Shares	Fair Value
Biotech & Pharma — (continued)
United Therapeutics Corp.(a)	406,732	$91,868,556
		192,104,058
Chemicals — 0.81%
Avient Corp.	369,329	13,044,700
Huntsman Corp.	1,738,365	42,416,106
		55,460,806
Commercial Support Services — 5.90%
AMN Healthcare Services, Inc.(a)	1,205,772	102,707,659
Clean Harbors, Inc.(a)	191,051	31,974,295
CRA International, Inc.	69,831	7,036,172
FTI Consulting, Inc.(a)	213,607	38,109,625
H&R Block, Inc.	2,617,754	112,720,487
Kforce, Inc.	229,698	13,703,783
TriNet Group, Inc.(a)	823,033	95,866,884
		402,118,905
Consumer Services — 1.61%
Adtalem Global Education, Inc.(a)	1,147,282	49,161,033
Perdoceo Education Corp.	798,336	13,651,546
Rent-A-Center, Inc.	482,996	14,224,232
Stride, Inc.(a)	724,557	32,626,802
		109,663,613
Containers & Packaging — 1.76%
Graphic Packaging Holding Co.	2,421,773	53,957,102
Sonoco Products Co.	1,214,931	66,031,500
		119,988,602
Electric Utilities — 0.57%
Otter Tail Corp.	516,121	39,183,906

Electrical Equipment — 5.47%
Acuity Brands, Inc.	756,177	128,784,505
Atkore, Inc.(a)	931,395	138,954,820
Belden, Inc.	922,187	89,037,155
Vontier Corp.	528,400	16,338,128
		373,114,608
Engineering & Construction — 6.31%
Comfort Systems USA, Inc.	608,625	103,715,786
EMCOR Group, Inc.	1,010,099	212,514,728
Installed Building Products, Inc.	620,583	77,504,611
Primoris Services Corp.	306,858	10,043,462

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Cap Equity Fund
Schedule of Investments (continued)
September 30, 2023

	Shares	Fair Value
COMMON STOCKS — (continued)
Engineering & Construction — (continued)
TopBuild Corp.(a)	105,544	$26,554,870
		430,333,457
Food — 0.96%
Simply Good Foods Co. (The)(a)	1,897,738	65,509,916

Health Care Facilities & Services — 2.71%
Chemed Corp.	75,175	39,068,448
Medpace Holdings, Inc.(a)	601,910	145,740,468
		184,808,916
Home Construction — 3.51%
Masonite International Corp.(a)	337,815	31,491,114
Meritage Homes Corp.	652,160	79,817,862
Taylor Morrison Home Corp.(a)	3,011,067	128,301,566
		239,610,542
Household Products — 0.32%
Helen of Troy Ltd.(a)	187,180	21,817,701

Industrial Intermediate Products — 1.21%
Mueller Industries, Inc.	1,094,554	82,266,679

Industrial Support Services — 0.94%
Applied Industrial Technologies, Inc.	415,775	64,282,973

Institutional Financial Services — 1.38%
Evercore, Inc., Class A	681,442	93,957,223

Insurance — 1.42%
Hanover Insurance Group, Inc.	675,957	75,017,708
Primerica, Inc.	112,087	21,745,999
		96,763,707
Leisure Facilities & Services — 1.40%
Boyd Gaming Corp.	1,570,540	95,535,948

Machinery — 1.66%
Crane Co.	338,946	30,111,963
Crane Holding Co.	616,446	34,255,904
Donaldson Co., Inc.	821,008	48,964,917
		113,332,784
Medical Equipment & Devices — 3.95%
Bruker Corp.	2,106,502	131,235,074
Globus Medical, Inc., Class A(a)	94,138	4,673,952
Integer Holdings Corp.(a)	507,783	39,825,421
	Shares	Fair Value
Medical Equipment & Devices — (continued)
Integra LifeSciences Holdings Corp.(a)	569,833	$21,761,922
Merit Medical Systems, Inc.(a)	1,044,127	72,065,646
		269,562,015
Metals & Mining — 1.79%
Alpha Metallurgical Resources, Inc.	469,538	121,953,105

Oil & Gas Producers — 4.67%
Chord Energy Corp.	983,446	159,387,093
HF Sinclair Corp.	469,774	26,744,234
Murphy USA, Inc.	387,520	132,427,210
		318,558,537
Publishing & Broadcasting — 1.17%
Nexstar Media Group, Inc., Class A	555,281	79,610,637

Real Estate — 1.75%
Apple Hospitality REIT, Inc.	6,810,647	104,475,325
Piedmont Office Realty Trust, Inc., Class A	2,655,786	14,925,517
		119,400,842
Real Estate Services — 0.21%
Newmark Group, Inc., Class A	2,220,688	14,279,024

Retail - Discretionary — 3.06%
Academy Sports & Outdoors, Inc.	1,437,327	67,942,447
AutoNation, Inc.(a)	346,715	52,492,651
Builders FirstSource, Inc.(a)	363,045	45,195,472
Signet Jewelers Ltd.	596,663	42,846,370
		208,476,940
Semiconductors — 1.06%
Amkor Technology, Inc.	209,535	4,735,491
Cirrus Logic, Inc.(a)	557,778	41,253,261
Diodes, Inc.(a)	334,974	26,409,350
		72,398,102
Software — 3.31%
Concentrix Corp.	910,668	72,953,614
Donnelley Financial Solutions, Inc.(a)	324,108	18,240,798
Progress Software Corp.	1,117,747	58,771,137
Teradata Corp.(a)	561,685	25,287,059

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Cap Equity Fund
Schedule of Investments (continued)
September 30, 2023

	Shares	Fair Value
COMMON STOCKS — (continued)
Software — (continued)
Ziff Davis, Inc.(a)	789,238	$50,266,568
		225,519,176
Specialty Finance — 0.25%
Stewart Information Services Corp.	382,300	16,744,740

Steel — 1.72%
Commercial Metals Co.	2,372,204	117,210,600

Technology Hardware — 5.66%
Avnet, Inc.	696,172	33,548,529
Jabil, Inc.	2,031,755	257,809,391
Sanmina Corp.(a)	1,745,195	94,729,185
		386,087,105
Technology Services — 4.27%
CSG Systems International, Inc.	884,236	45,202,144
EVERTEC, Inc.	1,169,976	43,499,708
ExlService Holdings, Inc.(a)	3,054,206	85,639,936
Insight Enterprises, Inc.(a)	356,289	51,840,050
Science Applications International Corp.	554,763	58,549,687
TTEC Holdings, Inc.	249,879	6,551,827
		291,283,352
Transportation & Logistics — 2.40%
Hub Group, Inc., Class A(a)	484,533	38,055,222
Landstar System, Inc.	575,829	101,887,183
Ryder System, Inc.	225,000	24,063,750
		164,006,155
Total Common Stocks
(Cost $5,122,820,101)		6,331,256,540

COLLATERAL FOR SECURITIES LOANED — 0.03%
Money Market Funds — 0.03%
Invesco Government & Agency Portfolio, Institutional Class, 5.26%(c)	1,737,500	1,737,500
Total Collateral for Securities Loaned/Money Market Funds (Cost $1,737,500)		1,737,500
	Shares	Fair Value
MONEY MARKET FUNDS - 3.54%
Fidelity Investments Money Market Government Portfolio, Institutional Class, 5.27%(c)	241,661,074	$241,661,074

Total Money Market Funds
(Cost $241,661,074)		241,661,074

Total Investments — 96.39%
(Cost $5,366,218,675)		6,574,655,114

Other Assets in Excess of Liabilities — 3.61%		246,276,996

NET ASSETS — 100.00%		$6,820,932,110

(a)	Non-income producing security.

(b)	All or a portion of the security is on loan as of September 30, 2023. The total value of the securities on loan as of September 30, 2023 was $1,744,500.

(c)	Rate disclosed is the seven day effective yield as of September 30, 2023.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Cap Growth Fund
Schedule of Investments
September 30, 2023

	Shares	Fair Value
COMMON STOCKS — 95.72%
Aerospace & Defense — 1.46%
Woodward, Inc.	38,400	$4,771,584

Beverages — 1.67%
Boston Beer Co., Inc. (The), Class A(a)	14,025	5,463,158

Biotech & Pharma — 2.71%
Alkermes PLC(a)	142,025	3,978,120
Halozyme Therapeutics, Inc.(a)	127,950	4,887,690
		8,865,810
E-Commerce Discretionary — 1.48%
Rover Group, Inc., Class A(a)	775,025	4,851,657

Electrical Equipment — 11.21%
AAON, Inc.	72,650	4,131,606
Alarm.com Holdings, Inc.(a)	81,435	4,978,936
Atkore, Inc.(a)	48,395	7,220,050
NEXTracker, Inc., Class A(a)	113,600	4,562,176
SPX Technologies, Inc.(a)	60,100	4,892,140
Vertiv Holdings Co., Class A	293,130	10,904,435
		36,689,343
Engineering & Construction — 1.21%
Dycom Industries, Inc.(a)	44,365	3,948,485

Food — 1.62%
BellRing Brands, Inc.(a)	128,623	5,303,126

Health Care Facilities & Services — 3.92%
GoodRx Holdings, Inc.(a)	556,200	3,131,406
HealthEquity, Inc.(a)	71,800	5,244,990
Progyny, Inc.(a)	130,731	4,447,469
		12,823,865
Home Construction — 1.94%
Griffon Corp.	160,375	6,362,076

Household Products — 5.89%
e.l.f. Beauty, Inc.(a)	133,595	14,672,739
	Shares	Fair Value

Household Products — (continued)
Spectrum Brands Holdings, Inc.	58,500	$4,583,475
		19,256,214
Internet Media & Services — 2.75%
Upwork, Inc.(a)	359,100	4,079,376
Yelp, Inc.(a)	118,615	4,933,198
		9,012,574
Leisure Facilities & Services — 3.11%
Dutch Bros, Inc., Class A(a)(b)	150,340	3,495,405
Wingstop, Inc.	37,085	6,669,366
		10,164,771
Leisure Products — 3.46%
Axon Enterprise, Inc.(a)	31,775	6,322,907
YETI Holdings, Inc.(a)	103,600	4,995,592
		11,318,499
Life Sciences Tools & Services — 1.32%
Azenta, Inc.(a)	86,020	4,317,344

Medical Equipment & Devices — 5.61%
Inari Medical, Inc.(a)	76,850	5,025,990
Merit Medical Systems, Inc.(a)	96,845	6,684,242
Neogen Corp.(a)	357,450	6,627,123
		18,337,355
Oil & Gas Producers — 1.76%
Par Pacific Holdings, Inc.(a)	160,379	5,764,021

Oil & Gas Services & Equipment — 3.69%
Weatherford International PLC(a)	133,615	12,069,443

Retail - Discretionary — 6.61%
Abercrombie & Fitch Co., Class A(a)	96,065	5,415,184
Freshpet, Inc.(a)	105,225	6,932,223
Guess, Inc.	218,790	4,734,616
Urban Outfitters, Inc.(a)	138,650	4,532,469
		21,614,492
Semiconductors — 5.44%
Axcelis Technologies, Inc.(a)	78,550	12,807,578

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Cap Growth Fund
Schedule of Investments (continued)
September 30, 2023

	Shares	Fair Value
COMMON STOCKS — (continued)
Semiconductors — (continued)
Semtech Corp.(a)	193,740	$4,988,805
		17,796,383
Software — 16.65%
AppFolio, Inc., Class A(a)	26,395	4,820,519
Evolent Health, Inc., Class A(a)	237,170	6,458,139
Fastly, Inc., Class A(a)	370,830	7,108,811
Five9, Inc.(a)	68,500	4,404,550
Freshworks, Inc., Class A(a)	237,175	4,724,526
Informatica, Inc., Class A(a)	238,880	5,033,202
Nutanix, Inc., Class A(a)	247,220	8,623,033
Procore Technologies, Inc.(a)	76,800	5,016,576
Rapid7, Inc.(a)	106,910	4,894,340
Zeta Global Holdings Corp., Class A(a)	404,211	3,375,162
		54,458,858
Technology Hardware — 7.29%
Extreme Networks, Inc.(a)	276,740	6,699,875
Super Micro Computer, Inc.(a)	62,595	17,164,801
		23,864,676
Technology Services — 4.92%
LiveRamp Holdings, Inc.(a)	155,360	4,480,582
Remitly Global, Inc.(a)	315,670	7,961,197
Shift4 Payments, Inc., Class A(a)	65,950	3,651,652
		16,093,431
Total Common Stocks
(Cost $274,418,305)		313,147,165
	Shares	Fair Value
COLLATERAL FOR SECURITIES LOANED — 1.09%
Money Market Funds — 1.09%
Invesco Government & Agency Portfolio, Institutional Class, 5.26%(c)	3,570,551	$3,570,551
Total Collateral for Securities Loaned/Money Market Funds (Cost $3,570,551)		3,570,551

Total Investments — 96.81%
(Cost $277,988,856)		316,717,716

Other Assets in Excess of Liabilities — 3.19%		10,424,811

NET ASSETS — 100.00%		$327,142,527

(a)	Non-income producing security.

(b)	All or a portion of the security is on loan as of September 30, 2023. The total value of the securities on loan as of September 30, 2023 was $3,495,382.

(c)	Rate disclosed is the seven day effective yield as of September 30, 2023.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Mid-Cap Value Fund
Schedule of Investments
September 30, 2023

	Shares	Fair Value
COMMON STOCKS — 99.67%
Banking — 21.99%
Citizens Financial Group, Inc.	352,700	$9,452,360
East West Bancorp, Inc.	148,175	7,810,304
First Citizens BancShares, Inc., Class A	10,058	13,881,045
First Horizon National Corp.	272,210	2,999,754
Huntington Bancshares, Inc.	759,884	7,902,794
KeyCorp	1,054,000	11,341,040
M&T Bank Corp.	61,010	7,714,715
Old National Bancorp	418,065	6,078,665
Wells Fargo & Co.	308,835	12,618,998
Zions Bancorp.	302,405	10,550,910
		90,350,585
Chemicals — 6.24%
Celanese Corp.	103,370	12,975,002
Olin Corp.	177,090	8,850,958
Sherwin-Williams Co. (The)	15,014	3,829,321
		25,655,281
Commercial Support Services — 4.93%
Aramark	266,275	9,239,742
Brink’s Co. (The)	99,060	7,195,718
Republic Services, Inc.	27,025	3,851,333
		20,286,793
Containers & Packaging — 8.33%
Berry Plastics Group, Inc.	179,110	11,088,701
Crown Holdings, Inc.	79,280	7,014,694
Graphic Packaging Holding Co.	408,360	9,098,261
WestRock Co.	196,635	7,039,533
		34,241,189
Electric Utilities — 3.60%
Alliant Energy Corp.	49,585	2,402,393
CenterPoint Energy, Inc.	211,745	5,685,353
CMS Energy Corp.	34,425	1,828,312
Edison International	36,650	2,319,579
	Shares	Fair Value

Electric Utilities — (continued)
Pinnacle West Capital Corp.	35,215	$2,594,641
		14,830,278
Electrical Equipment — 2.21%
AMETEK, Inc.	22,940	3,389,615
Johnson Controls International PLC	54,735	2,912,449
Roper Technologies, Inc.	5,740	2,779,767
		9,081,831
Food — 1.45%
Ingredion, Inc.	60,480	5,951,232

Gas & Water Utilities — 1.39%
Atmos Energy Corp.	53,860	5,705,390

Health Care Facilities & Services — 3.04%
Centene Corp.(a)	35,875	2,471,070
Henry Schein, Inc.(a)	40,980	3,042,765
Laboratory Corp. of America Holdings	34,870	7,010,614
		12,524,449
Home & Office Products — 0.48%
Newell Brands, Inc.	217,811	1,966,833

Home Construction — 0.83%
Mohawk Industries, Inc.(a)	40,005	3,432,829

Industrial Support Services — 3.06%
U-Haul Holding Co.	239,850	12,565,742

Insurance — 4.49%
Everest Re Group Ltd.	15,710	5,838,936
Globe Life, Inc.	28,275	3,074,341
Markel Corp.(a)	6,485	9,549,097
		18,462,374
Machinery — 1.45%
Donaldson Co., Inc.	100,170	5,974,139

Medical Equipment & Devices — 1.97%
DENTSPLY SIRONA, Inc.	236,750	8,087,380

Oil & Gas Producers — 4.74%
Cheniere Energy, Inc.	50,205	8,332,021

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Mid-Cap Value Fund
Schedule of Investments (continued)
September 30, 2023

	Shares	Fair Value
COMMON STOCKS — (continued)
Oil & Gas Producers — (continued)
Devon Energy Corp.	142,275	$6,786,518
Pioneer Natural Resources Co.	19,110	4,386,701
		19,505,240
Real Estate — 4.65%
American Tower Corp., Class A	41,385	6,805,763
Brixmor Property Group, Inc.	311,625	6,475,567
Public Storage	12,755	3,361,198
WP Carey, Inc.	46,005	2,487,950
		19,130,478
Retail - Consumer Staples — 3.63%
Dollar General Corp.	106,475	11,265,055
Dollar Tree, Inc.(a)	34,455	3,667,735
		14,932,790
Retail - Discretionary — 3.77%
Advance Auto Parts, Inc.	127,535	7,133,033
CarMax, Inc.(a)	117,890	8,338,360
		15,471,393
Specialty Finance — 2.77%
Synchrony Financial	372,915	11,400,012

Technology Hardware — 0.79%
NCR Corp.(a)	119,840	3,232,084

Technology Services — 13.86%
Amdocs Ltd.	39,930	3,373,686
Dun & Bradstreet Holdings, Inc.	706,925	7,062,181
Fidelity National Information Services, Inc.	322,925	17,848,064
Global Payments, Inc.	122,950	14,187,200
TransUnion	141,400	10,151,106
Verisk Analytics, Inc.	18,395	4,345,635
		56,967,872

Total Common Stocks/ Investments — 99.67% (Cost $434,603,469)		409,756,194
	Shares	Fair Value
Other Assets in Excess of Liabilities — 0.33%		$1,375,862

NET ASSETS — 100.00%		$411,132,056

(a)	Non-income producing security.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Unconstrained Equity Fund
Schedule of Investments
September 30, 2023

	Shares	Fair Value
COMMON STOCKS — 98.90%
Automotive — 4.35%
Gentex Corp.	63,000	$2,050,020

Biotech & Pharma — 5.46%
Amgen, Inc.	2,465	662,493
Exelixis, Inc.(a)	87,565	1,913,295
		2,575,788
Chemicals — 4.42%
Ecolab, Inc.	12,311	2,085,483

Commercial Support Services — 5.82%
Cintas Corp.	5,713	2,748,010

E-Commerce Discretionary — 6.87%
eBay, Inc.	73,480	3,239,734

Electrical Equipment — 3.69%
Acuity Brands, Inc.	10,225	1,741,420

Leisure Facilities & Services — 3.56%
Starbucks Corp.	18,420	1,681,193

Machinery — 6.04%
Parker-Hannifin Corp.	7,313	2,848,559

Medical Equipment & Devices — 3.79%
Waters Corp.(a)	6,527	1,789,769

Publishing & Broadcasting — 2.97%
Liberty Media Corp.- Liberty Sirius XM, Class C(a)	55,111	1,403,126

Retail - Consumer Staples — 3.21%
Dollar General Corp.	14,335	1,516,643

Retail - Discretionary — 10.63%
O’Reilly Automotive, Inc.(a)	2,517	2,287,601
Ross Stores, Inc.	24,130	2,725,484
		5,013,085
Semiconductors — 13.24%
Lam Research Corp.	3,460	2,168,624
NVIDIA Corp.	4,600	2,000,954
Teradyne, Inc.	20,652	2,074,700
		6,244,278
	Shares	Fair Value

Software — 3.83%
Fortinet, Inc.(a)	30,830	$1,809,104

Specialty Finance — 9.83%
Capital One Financial Corp.	23,725	2,302,511
Synchrony Financial	76,420	2,336,160
		4,638,671
Technology Hardware — 5.24%
Zebra Technologies Corp., Class A(a)	10,450	2,471,739

Transportation & Logistics — 1.95%
Union Pacific Corp.	4,522	920,815

Transportation Equipment — 4.00%
Allison Transmission Holdings, Inc.	31,915	1,884,900

Total Common Stocks/ Investments — 98.90% (Cost $46,695,869)		46,662,337

Other Assets in Excess of Liabilities — 1.10%		517,670

NET ASSETS — 100.00%		$47,180,007

(a)	Non-income producing security.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Mid Core Equity Fund
Schedule of Investments
September 30, 2023

	Shares	Fair Value
COMMON STOCKS — 93.59%
Asset Management — 1.99%
Hamilton Lane, Inc., Class A	9,280	$839,283

Automotive — 3.09%
Gentex Corp.	39,965	1,300,461

Banking — 7.24%
First Citizens
BancShares, Inc., Class A	755	1,041,976
First Commonwealth Financial Corp.	27,770	339,072
First Financial Bankshares, Inc.	10,900	273,808
Live Oak Bancshares, Inc.	28,392	821,948
Western Alliance Bancorp	12,427	571,269
		3,048,073
Biotech & Pharma — 2.37%
Exelixis, Inc.(a)	45,715	998,873

Chemicals — 2.72%
Huntsman Corp.	23,485	573,034
Orion Engineered Carbons SA	26,990	574,348
		1,147,382
Commercial Support Services — 1.23%
Cintas Corp.	1,080	519,491

Construction Materials — 2.53%
Owens Corning	7,800	1,063,998

Containers & Packaging — 1.28%
International Paper Co.	15,230	540,208

E-Commerce Discretionary — 2.53%
eBay, Inc.	24,140	1,064,333

Electrical Equipment — 4.61%
Acuity Brands, Inc.	5,930	1,009,938
Advanced Energy Industries, Inc.	9,025	930,658
		1,940,596
	Shares	Fair Value

Food — 3.11%
John B. Sanfilippo & Son, Inc.	2,580	$254,904
Lancaster Colony Corp.	6,410	1,057,842
		1,312,746
Gas & Water Utilities — 1.06%
UGI Corp.	19,400	446,200

Health Care Facilities & Services — 2.20%
Medpace Holdings, Inc.(a)	835	202,179
Quest Diagnostics, Inc.	5,930	722,629
		924,808
Home & Office Products — 2.28%
Tempur Sealy International, Inc.	22,200	962,148

Home Construction — 4.39%
Masco Corp.	19,065	1,019,024
PulteGroup, Inc.	11,220	830,841
		1,849,865
Institutional Financial Services — 0.49%
Nasdaq, Inc.	4,220	205,050

Insurance — 3.88%
Brown & Brown, Inc.	15,923	1,112,062
Old Republic International Corp.	19,455	524,118
		1,636,180
Machinery — 0.65%
Parker-Hannifin Corp.	705	274,612

Medical Equipment & Devices — 3.77%
Align Technology, Inc.(a)	1,570	479,352
DENTSPLY SIRONA, Inc.	13,860	473,458
Waters Corp.(a)	2,325	637,538
		1,590,348
Oil & Gas Producers — 5.40%
Coterra Energy, Inc.	53,245	1,440,277
Devon Energy Corp.	17,524	835,895
		2,276,172
Real Estate — 5.72%
American Assets Trust, Inc.	20,810	404,755

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Mid Core Equity Fund
Schedule of Investments (continued)
September 30, 2023

	Shares	Fair Value
COMMON STOCKS — (continued)
Real Estate — (continued)
Apple Hospitality REIT, Inc.	50,070	$768,074
Gaming and Leisure Properties, Inc.	27,184	1,238,231
		2,411,060
REIT — 1.02%
Matson, Inc.	4,820	427,630

Retail - Consumer Staples — 0.86%
Dollar General Corp.	3,410	360,778

Retail - Discretionary — 1.21%
Advance Auto Parts, Inc.	4,620	258,396
Ross Stores, Inc.	2,210	249,620
		508,016
Semiconductors — 7.09%
Cirrus Logic, Inc.(a)	8,155	603,144
IPG Photonics Corp.(a)	6,290	638,687
Power Integrations, Inc.	10,450	797,439
Teradyne, Inc.	9,445	948,844
		2,988,114
Software — 4.14%
Akamai Technologies, Inc.(a)	2,675	284,995
Concentrix Corp.	7,415	594,016
SS&C Technologies Holdings, Inc.	16,470	865,333
		1,744,344
Specialty Finance — 2.10%
Synchrony Financial	28,940	884,696

Steel — 1.53%
Steel Dynamics, Inc.	6,010	644,392

Technology Hardware — 2.53%
Zebra Technologies Corp., Class A(a)	4,505	1,065,568

Technology Services — 2.98%
Leidos Holdings, Inc.	8,795	810,547
Science Applications International Corp.	4,225	445,907
		1,256,454
	Shares	Fair Value

Transportation & Logistics — 2.53%
Expeditors International of Washington, Inc.	9,310	$1,067,205

Transportation Equipment — 2.85%
Allison Transmission Holdings, Inc.	20,300	1,198,918

Wholesale - Discretionary — 2.21%
Pool Corp.	2,620	932,982

Total Common Stocks/ Investments — 93.59% (Cost $41,517,020)		39,430,984

Other Assets in Excess of Liabilities — 6.41%		2,699,793

NET ASSETS — 100.00%		$42,130,777

(a)	Non-income producing security.

REIT - Real Estate Investment Trust

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Micro-Cap Equity Fund
Schedule of Investments
September 30, 2023

	Shares	Fair Value
COMMON STOCKS — 98.98%
Advertising & Marketing — 1.45%
Gambling.com Group Ltd.(a)	19,075	$249,501
PodcastOne, Inc.(a)	5,994	11,868
		261,369
Asset Management — 4.68%
B. Riley Financial, Inc.(b)	11,496	471,221
Vitesse Energy, Inc.	16,335	373,908
		845,129
Automotive — 1.04%
Holley, Inc.(a)	37,600	187,624

Biotech & Pharma — 5.87%
Intercept Pharmaceuticals, Inc.(a)	23,425	434,299
OmniAb, Inc.(a)	55,975	290,510
PetIQ, Inc., Class A(a)	17,050	335,885
		1,060,694
Commercial Support Services — 1.31%
Acacia Research Corp.(a)	64,810	236,557

E-Commerce Discretionary — 3.75%
1-800-FLOWERS.
COM, Inc., Class A(a)	27,100	189,700
BARK, Inc.(a)	209,075	250,890
RealReal, Inc. (The)(a)	111,541	235,352
		675,942
Electrical Equipment — 1.38%
FARO Technologies, Inc.(a)	16,395	249,696

Entertainment Content — 1.25%
PLAYSTUDIOS, Inc., Class A(a)	70,971	225,688

Food — 1.71%
Limoneira Co.(a)	20,035	306,936

Health Care Facilities & Services — 0.66%
Inotiv, Inc.(a)	38,382	118,217

Home & Office Products — 0.38%
Purple Innovation, Inc.(a)	40,303	68,918

Household Products — 1.37%
Beauty Health Co. (The), Class A(a)	41,210	248,084

Insurance — 0.88%
SelectQuote, Inc.(a)	135,075	158,038
	Shares	Fair Value

Internet Media & Services — 3.40%
LiveOne, Inc.(a)	125,855	$120,343
Nerdy, Inc., Class A(a)	80,250	296,924
TrueCar, Inc.(a)	94,472	195,557
		612,824
Leisure Facilities & Services — 2.79%
Carrols Restaurant Group, Inc.(a)	41,150	271,179
Red Robin Gourmet Burgers, Inc.(a)	28,810	231,632
		502,811
Leisure Products — 1.50%
American Outdoor Brands, Inc.(a)	27,647	270,388

Machinery — 3.57%
Ranpak Holdings Corp., Class A(a)	52,740	286,906
Titan International, Inc.(a)	26,580	356,968
		643,874
Medical Equipment & Devices — 4.23%
Quanterix Corp.(a)	19,865	539,136
Zimvie, Inc.(a)	23,775	223,723
		762,859
Oil & Gas Producers — 5.79%
Matador Resources Co.	12,065	717,626
SandRidge Energy, Inc.	20,885	327,059
		1,044,685
Oil & Gas Services & Equipment — 5.42%
Helix Energy Solutions Group, Inc.(a)	39,613	442,477
Newpark Resources, Inc.(a)	77,495	535,491
		977,968
Publishing & Broadcasting — 1.43%
Townsquare Media, Inc., Class A(a)	29,640	258,461

Real Estate Services — 0.66%
Douglas Elliman, Inc.(a)	52,406	118,438

REIT — 1.14%
Farmland Partners, Inc.(b)	20,145	206,687

Retail - Discretionary — 6.10%
Aaron’s Co., Inc. (The)(a)	24,380	255,259
Aspen Aerogels, Inc.(a)	9,818	84,435
Genesco, Inc.(a)	11,450	352,889

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Micro-Cap Equity Fund
Schedule of Investments (continued)
September 30, 2023

	Shares	Fair Value
COMMON STOCKS — (continued)
Retail - Discretionary — (continued)
Vera Bradley, Inc.(a)	61,875	$408,993
		1,101,576
Semiconductors — 2.59%
ACM Research, Inc., Class A(a)	25,795	467,018

Software — 9.37%
Brightcove, Inc.(a)	37,775	124,280
Cantaloupe, Inc.(a)	57,387	358,669
Donnelley Financial Solutions, Inc.(a)	5,858	329,688
LivePerson, Inc.(a)	59,400	231,066
OneSpan, Inc.(a)	22,097	237,543
Porch Group, Inc.(a)	145,600	116,859
Rackspace Technology, Inc.(a)(b)	124,900	293,515
		1,691,620
Specialty Finance — 3.35%
Applied Digital Corp.(a) (b)	65,710	410,030
PRA Group, Inc.(a)	10,099	194,002
		604,032
Technology Hardware — 4.04%
Comtech Telecommunications Corp.	26,410	231,088
PlayAGS, Inc.(a)	43,500	283,620
Turtle Beach Corp.(a)	23,605	214,215
		728,923
Telecommunications — 2.41%
Spok Holdings, Inc.(a)	30,485	435,021

Transportation & Logistics — 6.75%
Eagle Bulk Shipping, Inc.(a)	6,200	260,586
Nordic American Tankers Ltd.	88,085	362,910
Overseas Shipholding Group, Inc., Class A(a)	135,470	594,713
		1,218,209
Transportation Equipment — 2.62%
AerSale Corp.(a)	18,307	273,507
Blue Bird Corp.(a)	9,300	198,555
		472,062
Wholesale - Consumer Staples — 1.30%
Calavo Growers, Inc.	9,300	234,639
	Shares	Fair Value

Wholesale - Discretionary — 4.79%
G-III Apparel Group Ltd.(a)	19,150	$477,218
ThredUp, Inc., Class A(a)(b)	96,650	387,567
		864,785
Total Common Stocks (Cost $16,040,518)		17,859,772

COLLATERAL FOR SECURITIES LOANED — 8.25%
Money Market Funds — 8.25%
Invesco Government & Agency Portfolio, Institutional Class, 5.26%(c)	1,487,955	1,487,955

Total Collateral for Securities Loaned/Money Market Funds (Cost $1,487,955)		1,487,955

Total Investments — 107.23% (Cost $17,528,473)		19,347,727

Liabilities in Excess of Other Assets — (7.23)%		(1,303,908)

NET ASSETS — 100.00%		$18,043,819

(a)	Non-income producing security.

(b)	All or a portion of the security is on loan as of September 30, 2023. The total value of the securities on loan as of September 30, 2023 was $1,442,406.

(c)	Rate disclosed is the seven day effective yield as of September 30, 2023.

REIT – Real Estate Investment Trust

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Funds
Statements of Assets and Liabilities
September 30, 2023

	Fuller & Thaler	Fuller & Thaler	Fuller & Thaler
	Behavioral Small-	Behavioral Small-	Behavioral Mid-
	Cap Equity Fund	Cap Growth Fund	Cap Value Fund
Assets
Investments in securities at fair value (cost $5,366,218,675, $277,988,856 and $434,603,469)	$6,574,655,114	$316,717,716	$409,756,194
Cash and cash equivalents	250,464,792	10,587,930	1,403,429
Receivable for fund shares sold	8,058,770	3,639,401	132,793
Receivable for investments sold	39,717,914	—	13,472,324
Dividends and interest receivable	6,033,453	50,080	425,755
Securities lending income receivable	273	10,112	—
Prepaid expenses	112,847	34,955	31,082
Total Assets	6,879,043,163	331,040,194	425,221,577
Liabilities
Payable for investments purchased	46,083,670	—	1,554,178
Payable for fund shares redeemed	5,365,234	69,294	12,250,388
Payable for collateral upon return of securities loaned	1,737,500	3,570,551	—
Payable to Adviser	3,386,500	143,815	195,522
Accrued 12b-1 fees	143,798	9,389	5,640
Accrued administrative service fees	953,749	56,083	44,740
Payable to affiliates	103,312	5,265	6,273
Payable to auditors	4,240	4,240	4,240
Payable to trustees	290	290	290
Other accrued expenses	332,760	38,740	28,250
Total Liabilities	58,111,053	3,897,667	14,089,521
Net Assets	$6,820,932,110	$327,142,527	$411,132,056
Net Assets consist of:
Paid-in capital	$5,528,876,646	$319,541,247	$439,917,083
Accumulated earnings (deficit)	1,292,055,464	7,601,280	(28,785,027)
Net Assets	$6,820,932,110	$327,142,527	$411,132,056

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Funds
Statements of Assets and Liabilities (continued)
September 30, 2023

	Fuller & Thaler	Fuller & Thaler	Fuller & Thaler
	Behavioral Small-	Behavioral Small-	Behavioral Mid-
	Cap Equity Fund	Cap Growth Fund	Cap Value Fund
R6 Shares:
Net Assets	$1,794,005,038	$55,873,864	$216,829,341
Shares outstanding (unlimited number of shares authorized, no par value)	48,257,054	1,696,343	7,824,382
Net asset value, offering and redemption price per share	$37.18	$32.94	$27.71
Institutional Shares:
Net Assets	$4,654,951,454	$253,671,071	$184,154,302
Shares outstanding (unlimited number of shares authorized, no par value)	126,389,851	7,743,804	6,657,541
Net asset value, offering and redemption price per share	$36.83	$32.76	$27.66
Investor Shares:
Net Assets	$347,884,514	$13,075,367	$8,110,312
Shares outstanding (unlimited number of shares authorized, no par value)	9,522,266	405,962	294,890
Net asset value, offering and redemption price per share	$36.53	$32.21	$27.50
A Shares:
Net Assets	$11,312,518	$1,448,071	$1,716,886
Shares outstanding (unlimited number of shares authorized, no par value)	310,373	45,079	62,288
Net asset value, offering and redemption price per share	$36.45	$32.12	$27.56
Maximum offering price per share (Note 1)	$38.67	$34.08	$29.24
C Shares:
Net Assets	$12,778,586	$3,074,154	$321,215
Shares outstanding (unlimited number of shares authorized, no par value)	357,004	98,213	11,732
Net asset value, offering and redemption price per share	$35.79	$31.30	$27.38

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Funds
Statements of Assets and Liabilities (continued)
September 30, 2023

	Fuller & Thaler	Fuller & Thaler
	Behavioral	Behavioral Small–	Fuller & Thaler
	Unconstrained	Mid Core Equity	Behavioral Micro-
	Equity Fund	Fund	Cap Equity Fund
Assets
Investments in securities at fair value (cost $46,695,869, $41,517,020 and $17,528,473)	$46,662,337	$39,430,984	$19,347,727
Cash and cash equivalents	489,190	2,375,001	807,504
Receivable for fund shares sold	41,013	21,056	250
Receivable for investments sold	—	483,036	—
Dividends and interest receivable	20,466	35,422	21,572
Securities lending income receivable	—	—	447
Prepaid expenses	29,263	17,222	7,750
Total Assets	47,242,269	42,362,721	20,185,250
Liabilities
Payable for investments purchased	—	204,528	621,715
Payable for fund shares redeemed	35,730	—	11,869
Payable for collateral upon return of securities loaned	—	—	1,487,955
Payable to Adviser	16,005	8,623	7,096
Accrued 12b-1 fees	106	130	—
Accrued administrative service fees	2,214	5,102	2,410
Payable to affiliates	1,000	1,000	1,000
Payable to auditors	4,240	4,240	4,240
Payable to trustees	290	290	290
Other accrued expenses	2,677	8,031	4,856
Total Liabilities	62,262	231,944	2,141,431
Net Assets	$47,180,007	$42,130,777	$18,043,819
Net Assets consist of:
Paid-in capital	$51,441,919	$44,756,939	$20,201,338
Accumulated deficit	(4,261,912)	(2,626,162)	(2,157,519)
Net Assets	$47,180,007	$42,130,777	$18,043,819

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Funds
Statements of Assets and Liabilities (continued)
September 30, 2023

	Fuller & Thaler		Fuller & Thaler
	Behavioral		Behavioral Small–	Fuller & Thaler
	Unconstrained		Mid Core Equity	Behavioral Micro-
	Equity Fund		Fund	Cap Equity Fund
R6 Shares:
Net Assets	$33,501,596
Shares outstanding (unlimited number of shares authorized, no par value)	934,517
Net asset value, offering and redemption price per share	$35.85
Institutional Shares:
Net Assets	$13,592,159		$41,563,818	$18,043,819
Shares outstanding (unlimited number of shares authorized, no par value)	380,380		1,333,024	754,480
Net asset value, offering and redemption price per share	$35.73		$31.18	$23.92
A Shares:
Net Assets	$57,118		$566,959
Shares outstanding (unlimited number of shares authorized, no par value)	1,608		18,258
Net asset value, offering and redemption price per share	$35.51	(a)	$31.05
Maximum offering price per share (Note 1)	$37.68		$32.94
C Shares:
Net Assets	$29,134
Shares outstanding (unlimited number of shares authorized, no par value)	830
Net asset value, offering and redemption price per share	$35.10

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Funds
Statements of Operations
For the year ended September 30, 2023

	Fuller & Thaler	Fuller & Thaler	Fuller & Thaler
	Behavioral Small-	Behavioral Small-	Behavioral Mid-
	Cap Equity Fund	Cap Growth Fund	Cap Value Fund
Investment Income:
Dividend income	$102,919,988	$716,855	$8,792,270
Interest income	6,249,670	58,214	333,180
Securities lending income	2,410	23,042	116
Total investment income	109,172,068	798,111	9,125,566
Expenses:
Adviser	37,659,669	1,683,677	3,095,608
Administrative Services - Institutional Shares	4,891,299	200,408	255,323
Administrative Services - Investor Shares	504,836	11,069	17,800
Administrative Services - A Shares	15,695	1,135	1,411
12b-1 fees - Investor Shares	801,168	16,476	26,541
12b-1 fees - A Shares	25,736	1,886	3,033
12b-1 fees - C Shares	125,358	15,540	2,598
Administration	859,789	26,872	56,479
Report printing	316,613	16,122	27,765
Fund accounting	272,647	8,508	17,912
ReFlow fees (Note 9)	245,197	42,325	65,661
Registration	241,154	79,071	57,828
Custodian	167,686	11,934	17,919
Transfer agent	126,271	3,953	8,294
Legal	71,718	12,327	13,374
Audit and tax preparation	17,631	17,631	17,631
Trustee	17,177	17,177	17,177
Compliance services	6,146	6,146	6,146
Overdraft fees	—	41	851
Miscellaneous	197,315	50,984	42,313
Total expenses	46,563,105	2,223,282	3,751,664
Fees contractually waived by Adviser	—	(299,044)	(353,753)
Net operating expenses	46,563,105	1,924,238	3,397,911
Net investment income (loss)	62,608,963	(1,126,127)	5,727,655
Net Realized and Change in Unrealized Gain (Loss) on Investments and In-Kind Redemptions
Net realized gain (loss) on investment securities transactions	44,167,158	(21,890,990)	(6,675,749)
Net realized gain from in-kind redemptions (Note 2)	71,094,546	7,729,264	14,708,557
Net change in unrealized appreciation (depreciation) of investment securities	800,428,286	47,767,293	(1,010,941)
Net realized and change in unrealized gain on investments and in-kind redemptions	915,689,990	33,605,567	7,021,867
Net increase in net assets resulting from operations	$978,298,953	$32,479,440	$12,749,522

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Funds
Statements of Operations (continued)
For the year ended September 30, 2023

	Fuller & Thaler	Fuller & Thaler
	Behavioral	Behavioral Small–	Fuller & Thaler
	Unconstrained	Mid Core Equity	Behavioral Micro-
	Equity Fund	Fund	Cap Equity Fund
Investment Income:
Dividend income (net of foreign taxes withheld of $–, $324 and $–)	$492,315	$562,048	$305,005
Interest income	20,636	15,253	6,358
Securities lending income	—	106	13,883
Total investment income	512,951	577,407	325,246
Expenses:
Adviser	362,085	228,645	252,313
Administrative Services - Institutional Shares	14,843	16,544	16,151
Administrative Services - A Shares	88	443	—
12b-1 fees - A Shares	121	642	—
12b-1 fees - C Shares	284	—	—
Registration	61,056	34,829	13,280
ReFlow fees (Note 9)	17,216	10,523	1,321
Trustee	17,177	17,177	17,177
Audit and tax preparation	16,111	15,861	15,861
Legal	11,769	11,769	11,679
Administration	8,197	8,197	8,197
Compliance services	6,146	6,146	6,146
Custodian	3,202	2,295	1,329
Report printing	2,769	2,336	2,301
Fund accounting	2,599	2,599	2,599
Transfer agent	1,204	1,204	1,204
Overdraft fees	57	—	—
Miscellaneous	22,187	26,896	21,387
Total expenses	547,111	386,106	370,945
Fees contractually waived by Adviser	(160,352)	(118,926)	(124,720)
Net operating expenses	386,759	267,180	246,225
Net investment income	126,192	310,227	79,021
Net Realized and Change in Unrealized Gain (Loss) on Investments and In-Kind Redemptions
Net realized loss on investment securities transactions	(3,347,499)	(839,748)	(3,694,425)
Net realized gain from in-kind redemptions (Note 2)	3,994,037	2,595,851	384,692
Net change in unrealized appreciation (depreciation) of investment securities	7,141,176	(1,206,049)	4,705,383
Net realized and change in unrealized gain on investments and in-kind redemptions	7,787,714	550,054	1,395,650
Net increase in net assets resulting from operations	$7,913,906	$860,281	$1,474,671

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Funds
Statements of Changes in Net Assets

	Fuller & Thaler Behavioral Small-Cap
	Equity Fund
	For the Year Ended	For the Year Ended
	September 30, 2023	September 30, 2022
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$62,608,963	$48,101,354
Net realized gain on investment securities transactions	44,167,158	72,684,930
Net realized gain from in-kind redemptions (Note 2)	71,094,546	88,174,791
Net change in unrealized appreciation (depreciation) of investment securities	800,428,286	(903,702,292)
Net increase (decrease) in net assets resulting from operations	978,298,953	(694,741,217)
Distributions to Shareholders from Earnings:
R6 Shares	(19,327,335)	(57,984,642)
Institutional Shares	(46,680,956)	(157,276,899)
Investor Shares	(2,755,570)	(10,466,800)
A Shares	(89,102)	(301,760)
C Shares	(61,770)	(389,269)
Total distributions	(68,914,733)	(226,419,370)
Capital Transactions:
R6 Shares:
Proceeds from shares sold	625,715,575	719,198,123
Reinvestment of distributions	5,571,572	18,510,488
Amount paid for shares redeemed	(416,167,048)	(568,916,210)
Total R6 Shares	215,120,099	168,792,401
Institutional Shares:
Proceeds from shares sold	1,497,763,887	1,715,612,643
Reinvestment of distributions	35,308,013	103,296,469
Amount paid for shares redeemed	(934,107,965)	(1,334,348,730)
Total Institutional Shares	598,963,935	484,560,382
Investor Shares:
Proceeds from shares sold	139,048,508	121,905,548
Reinvestment of distributions	2,521,438	9,654,003
Amount paid for shares redeemed	(102,290,503)	(98,498,012)
Total Investor Shares	39,279,443	33,061,539
A Shares:
Proceeds from shares sold	1,809,456	3,572,956
Reinvestment of distributions	85,691	301,511
Amount paid for shares redeemed	(1,447,266)	(443,030)
Total A Shares	447,881	3,431,437
C Shares:
Proceeds from shares sold	2,312,985	4,389,081
Reinvestment of distributions	54,047	354,610
Amount paid for shares redeemed	(2,399,653)	(2,016,553)
Total C Shares	(32,621)	2,727,138
Net increase in net assets resulting from capital transactions	853,778,737	692,572,897
Total Increase (Decrease) in Net Assets	1,763,162,957	(228,587,690)

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Funds
Statements of Changes in Net Assets (continued)

	Fuller & Thaler Behavioral Small-Cap
	Equity Fund
	For the Year Ended	For the Year Ended
	September 30, 2023	September 30, 2022
Net Assets
Beginning of year	5,057,769,153	5,286,356,843
End of year	$6,820,932,110	$5,057,769,153
Share Transactions:
R6 Shares:
Shares sold	17,407,933	20,275,591
Shares issued in reinvestment of distributions	157,767	493,591
Shares redeemed	(11,568,665)	(16,405,133)
Total R6 Shares	5,997,035	4,364,049
Institutional Shares:
Shares sold	41,600,182	47,919,537
Shares issued in reinvestment of distributions	1,010,184	2,778,865
Shares redeemed	(26,036,089)	(39,478,485)
Total Institutional Shares	16,574,277	11,219,917
Investor Shares:
Shares sold	3,881,423	3,472,850
Shares issued in reinvestment of distributions	72,381	261,509
Shares redeemed	(2,855,110)	(2,849,011)
Total Investor Shares	1,098,694	885,348
A Shares:
Shares sold	50,467	101,419
Shares issued in reinvestment of distributions	2,465	8,185
Shares redeemed	(43,986)	(12,923)
Total A Shares	8,946	96,681
C Shares:
Shares sold	65,654	125,875
Shares issued in reinvestment of distributions	1,560	9,751
Shares redeemed	(68,410)	(59,794)
Total C Shares	(1,196)	75,832

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Funds
Statements of Changes in Net Assets (continued)

	Fuller & Thaler Behavioral Small-Cap
	Growth Fund
	For the Year Ended	For the Year Ended
	September 30, 2023	September 30, 2022
Increase (Decrease) in Net Assets due to:
Operations
Net investment loss	$(1,126,127)	$(804,265)
Net realized loss on investment securities transactions	(21,890,990)	(7,160,380)
Net realized gain from in-kind redemptions (Note 2)	7,729,264	10,912,170
Net change in unrealized appreciation (depreciation) of investment securities	47,767,293	(36,844,976)
Net increase (decrease) in net assets resulting from operations	32,479,440	(33,897,451)
Distributions to Shareholders from Earnings:
R6 Shares	—	(883,665)
Institutional Shares	—	(15,967,150)
Investor Shares	—	(589,494)
A Shares	—	(77,567)
C Shares	—	(115,257)
Total distributions	—	(17,633,133)
Capital Transactions:
R6 Shares:
Proceeds from shares sold	80,783,154	66,732,025
Reinvestment of distributions	—	883,665
Amount paid for shares redeemed	(46,677,069)	(55,919,059)
Total R6 Shares	34,106,085	11,696,631
Institutional Shares:
Proceeds from shares sold	172,179,021	80,260,542
Reinvestment of distributions	—	15,871,036
Amount paid for shares redeemed	(40,210,522)	(56,594,840)
Total Institutional Shares	131,968,499	39,536,738
Investor Shares:
Proceeds from shares sold	10,462,083	2,617,757
Reinvestment of distributions	—	583,606
Amount paid for shares redeemed	(1,216,003)	(1,790,652)
Total Investor Shares	9,246,080	1,410,711
A Shares:
Proceeds from shares sold	1,500,900	673,761
Reinvestment of distributions	—	77,567
Amount paid for shares redeemed	(483,425)	(544,876)
Total A Shares	1,017,475	206,452
C Shares:
Proceeds from shares sold	2,307,377	357,014
Reinvestment of distributions	—	115,257
Amount paid for shares redeemed	(134,201)	(152,426)
Total C Shares	2,173,176	319,845
Net increase in net assets resulting from capital transactions	178,511,315	53,170,377
Total Increase in Net Assets	210,990,755	1,639,793

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Funds
Statements of Changes in Net Assets (continued)

	Fuller & Thaler Behavioral Small-Cap
	Growth Fund
	For the Year Ended	For the Year Ended
	September 30, 2023	September 30, 2022
Net Assets
Beginning of year	116,151,772	114,511,979
End of year	$327,142,527	$116,151,772
Share Transactions:
R6 Shares:
Shares sold	2,556,289	2,181,042
Shares issued in reinvestment of distributions	—	22,687
Shares redeemed	(1,483,038)	(1,715,869)
Total R6 Shares	1,073,251	487,860
Institutional Shares:
Shares sold	5,494,847	2,541,201
Shares issued in reinvestment of distributions	—	409,047
Shares redeemed	(1,308,496)	(1,773,230)
Total Institutional Shares	4,186,351	1,177,018
Investor Shares:
Shares sold	327,736	79,938
Shares issued in reinvestment of distributions	—	15,222
Shares redeemed	(39,020)	(52,752)
Total Investor Shares	288,716	42,408
A Shares:
Shares sold	47,654	20,078
Shares issued in reinvestment of distributions	—	2,027
Shares redeemed	(15,497)	(17,612)
Total A Shares	32,157	4,493
C Shares:
Shares sold	75,456	12,017
Shares issued in reinvestment of distributions	—	3,063
Shares redeemed	(4,709)	(4,600)
Total C Shares	70,747	10,480

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Funds
Statements of Changes in Net Assets (continued)

	Fuller & Thaler Behavioral Mid-Cap
	Value Fund
	For the Year Ended	For the Year Ended
	September 30, 2023	September 30, 2022
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$5,727,655	$2,476,694
Net realized gain (loss) on investment securities transactions	(6,675,749)	4,936,781
Net realized gain from in-kind redemptions (Note 2)	14,708,557	—
Net change in unrealized depreciation of investment securities	(1,010,941)	(40,291,763)
Net increase (decrease) in net assets resulting from operations	12,749,522	(32,878,288)
Distributions to Shareholders from Earnings:
R6 Shares	(4,882,882)	(2,988,455)
Institutional Shares	(4,069,248)	(557,522)
Investor Shares	(139,944)	(49,458)
A Shares	(4,018)	—
C Shares	(3,375)	—
Total distributions	(9,099,467)	(3,595,435)
Capital Transactions:
R6 Shares:
Proceeds from shares sold	86,601,555	34,440,355
Reinvestment of distributions	4,882,882	2,517,596
Amount paid for shares redeemed	(58,125,918)	(605,744)
Total R6 Shares	33,358,519	36,352,207
Institutional Shares:
Proceeds from shares sold	169,657,350	157,420,342
Reinvestment of distributions	3,477,679	547,104
Amount paid for shares redeemed	(121,796,622)	(30,549,168)
Total Institutional Shares	51,338,407	127,418,278
Investor Shares:
Proceeds from shares sold	9,646,784	5,174,628
Reinvestment of distributions	138,870	48,585
Amount paid for shares redeemed	(7,583,166)	(1,127,597)
Total Investor Shares	2,202,488	4,095,616
A Shares:
Proceeds from shares sold	2,250,553	86,625 (a)
Reinvestment of distributions	4,018	—
Amount paid for shares redeemed	(552,332)	—
Total A Shares	1,702,239	86,625
C Shares:
Proceeds from shares sold	288,356	53,702 (a)
Reinvestment of distributions	3,375	—
Amount paid for shares redeemed	(6,012)	—
Total C Shares	285,719	53,702
Net increase in net assets resulting from capital transactions	88,887,372	168,006,428
Total Increase in Net Assets	92,537,427	131,532,705

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Funds
Statements of Changes in Net Assets (continued)

	Fuller & Thaler Behavioral Mid-Cap
	Value Fund
	For the Year Ended	For the Year Ended
	September 30, 2023	September 30, 2022
Net Assets
Beginning of year	318,594,629	187,061,924
End of year	$411,132,056	$318,594,629
Share Transactions:
R6 Shares:
Shares sold	3,110,382	1,148,183
Shares issued in reinvestment of distributions	170,441	81,801
Shares redeemed	(2,143,832)	(19,390)
Total R6 Shares	1,136,991	1,210,594
Institutional Shares:
Shares sold	5,863,820	5,244,805
Shares issued in reinvestment of distributions	121,608	17,787
Shares redeemed	(4,432,979)	(1,052,162)
Total Institutional Shares	1,552,449	4,210,430
Investor Shares:
Shares sold	338,427	169,207
Shares issued in reinvestment of distributions	4,867	1,585
Shares redeemed	(268,773)	(37,498)
Total Investor Shares	74,521	133,294
A Shares:
Shares sold	78,540	2,855 (a)
Shares issued in reinvestment of distributions	141	—
Shares redeemed	(19,248)	—
Total A Shares	59,433	2,855
C Shares:
Shares sold	10,000	1,824 (a)
Shares issued in reinvestment of distributions	119	—
Shares redeemed	(211)	—
Total C Shares	9,908	1,824

(a)	For the period March 10, 2022 (commencement of operations) to September 30, 2022.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Funds
Statements of Changes in Net Assets (continued)

	Fuller & Thaler Behavioral
	Unconstrained Equity Fund
	For the Year Ended	For the Year Ended
	September 30, 2023	September 30, 2022
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$126,192	$2,267
Net realized gain (loss) on investment securities transactions	(3,347,499)	368,585
Net realized gain from in-kind redemptions (Note 2)	3,994,037	12,597,793
Net change in unrealized appreciation (depreciation) of investment securities	7,141,176	(26,068,637)
Net increase (decrease) in net assets resulting from operations	7,913,906	(13,099,992)
Capital Transactions:
R6 Shares:
Proceeds from shares sold	30,700,026	44,560,789
Amount paid for shares redeemed	(34,872,906)	(71,396,011)
Total R6 Shares	(4,172,880)	(26,835,222)
Institutional Shares:
Proceeds from shares sold	3,134,933	5,604,275
Amount paid for shares redeemed	(1,995,946)	(2,296,189)
Total Institutional Shares	1,138,987	3,308,086
A Shares:
Proceeds from shares sold	12,771	63,000
Amount paid for shares redeemed	(112)	(53,435)
Total A Shares	12,659	9,565
C Shares:
Proceeds from shares sold	—	40,096
Amount paid for shares redeemed	—	(28,842)
Total C Shares	—	11,254
Net decrease in net assets resulting from capital transactions	(3,021,234)	(23,506,317)
Total Increase (Decrease) in Net Assets	4,892,672	(36,606,309)

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Funds
Statements of Changes in Net Assets (continued)

	Fuller & Thaler Behavioral
	Unconstrained Equity Fund
	For the Year Ended	For the Year Ended
	September 30, 2023	September 30, 2022
Net Assets
Beginning of year	42,287,335	78,893,644
End of year	$47,180,007	$42,287,335
Share Transactions:
R6 Shares:
Shares sold	878,245	1,219,575
Shares redeemed	(1,023,536)	(1,941,964)
Total R6 Shares	(145,291)	(722,389)
Institutional Shares:
Shares sold	89,118	145,986
Shares redeemed	(58,708)	(65,427)
Total Institutional Shares	30,410	80,559
A Shares:
Shares sold	367	1,569
Shares redeemed	(3)	(1,569)
Total A Shares	364	—
C Shares:
Shares sold	—	1,093
Shares redeemed	—	(922)
Total C Shares	—	171

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Funds
Statements of Changes in Net Assets (continued)

	Fuller & Thaler Behavioral Small–Mid
	Core Equity Fund
	For the Year Ended	For the Year Ended
	September 30, 2023	September 30, 2022
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$310,227	$59,023
Net realized loss on investment securities transactions	(839,748)	(46,839)
Net realized gain from in-kind redemptions (Note 2)	2,595,851	943,474
Net change in unrealized depreciation of investment securities	(1,206,049)	(2,502,577)
Net increase (decrease) in net assets resulting from operations	860,281	(1,546,919)
Distributions to Shareholders from Earnings:
Institutional Shares	(71,804)	(268,615)
A Shares	(39)	—
Total distributions	(71,843)	(268,615)
Capital Transactions:
Institutional Shares:
Proceeds from shares sold	57,951,189	8,388,927
Reinvestment of distributions	71,804	260,844
Amount paid for shares redeemed	(24,008,554)	(5,226,804)
Total Institutional Shares	34,014,439	3,422,967
A Shares:
Proceeds from shares sold	695,071	4,054 (a)
Reinvestment of distributions	39	—
Amount paid for shares redeemed	(127,698)	—
Total A Shares	567,412	4,054
Net increase in net assets resulting from capital transactions	34,581,851	3,427,021
Total Increase in Net Assets	35,370,289	1,611,487
Net Assets
Beginning of year	6,760,488	5,149,001
End of year	$42,130,777	$6,760,488
Share Transactions:
Institutional Shares:
Shares sold	1,824,200	259,259
Shares issued in reinvestment of distributions	2,467	7,371
Shares redeemed	(748,278)	(155,080)
Total Institutional Shares	1,078,389	111,550
A Shares:
Shares sold	22,225	125 (a)
Shares issued in reinvestment of distributions	1	—
Shares redeemed	(4,093)	—
Total A Shares	18,133	125

(a)	For the period March 10, 2022 (commencement of operations) to September 30, 2022.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Funds
Statements of Changes in Net Assets (continued)

	Fuller & Thaler Behavioral Micro-Cap
	Equity Fund
	For the Year Ended	For the Year Ended
	September 30, 2023	September 30, 2022
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$79,021	$(86,485)
Net realized gain (loss) on investment securities transactions	(3,694,425)	308,027
Net realized gain from in-kind redemptions (Note 2)	384,692	1,456,789
Net change in unrealized appreciation (depreciation) of investment securities	4,705,383	(7,110,954)
Net increase (decrease) in net assets resulting from operations	1,474,671	(5,432,623)
Distributions to Shareholders from Earnings:
Institutional Shares	—	(1,152,556)
Total distributions	—	(1,152,556)
Capital Transactions:
Institutional Shares:
Proceeds from shares sold	5,177,276	11,606,649
Reinvestment of distributions	—	1,141,910
Amount paid for shares redeemed	(2,282,018)	(6,184,172)
Total Institutional Shares	2,895,258	6,564,387
Net increase in net assets resulting from capital transactions	2,895,258	6,564,387
Total Increase (Decrease) in Net Assets	4,369,929	(20,792)
Net Assets
Beginning of year	13,673,890	13,694,682
End of year	$18,043,819	$13,673,890
Share Transactions:
Institutional Shares:
Shares sold	220,258	432,350
Shares issued in reinvestment of distributions	—	34,561
Shares redeemed	(96,745)	(233,412)
Total Institutional Shares	123,513	233,499

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Cap Equity Fund – R6 Shares
Financial Highlights
(For a share outstanding during each year)

	For the Years Ended September 30,
	2023	2022	2021	2020		2019
Net asset value, beginning of year	$31.61	$36.83	$24.76	$25.39		$26.76
Income from investment operations:
Net investment income(a)	0.40	0.33	0.49	0.11		0.17
Net realized and unrealized gain (loss) on investments	5.63	(4.09)	11.71	(0.61	) (b)	(1.40)
Total from investment operations	6.03	(3.76)	12.20	(0.50)		(1.23)
Less distributions to shareholders from:
Net investment income	(0.29)	(0.18)	(0.13)	(0.13)		(0.14)
Net realized gains	(0.17)	(1.28)	—	—		—
Total from distributions	(0.46)	(1.46)	(0.13)	(0.13)		(0.14)
Net asset value, end of year	$37.18	$31.61	$36.83	$24.76		$25.39
Total Return (c)	19.16%	(10.81)%	49.38%	(2.02)%		(4.54)%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$1,794,005	$1,335,836	$1,395,653	$610,476		$184,779
Before waiver or recoupment:
Ratio of expenses to average net assets	0.64%	0.65%	0.64%	0.69%		0.72%
After waiver or recoupment:
Ratio of net expenses to average net assets	0.64%	0.65%	0.64%	0.69%		0.72%
Ratio of net investment income to average net assets	1.10%	0.94%	1.42%	0.47%		0.69%
Portfolio turnover(d)(e)	35%	35%	31%	54%		38%

(a)	Per share net investment income has been calculated using the average shares method.

(b)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period due to the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Cap Equity Fund, assuming reinvestment of distributions.

(d)	Portfolio turnover is calculated on the basis on the Small-Cap Equity Fund as a whole without distinguishing among the classes of shares.

(e)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Cap Equity Fund – Institutional Shares
Financial Highlights

(For a share outstanding during each year)

	For the Years Ended September 30,
	2023	2022	2021	2020		2019
Net asset value, beginning of year	$31.32	$36.51	$24.55	$25.18		$26.55
Income from investment operations:
Net investment income(a)	0.36	0.29	0.44	0.09		0.15
Net realized and unrealized gain (loss) on investments	5.57	(4.05)	11.62	(0.61	) (b)	(1.40)
Total from investment operations	5.93	(3.76)	12.06	(0.52)		(1.25)
Less distributions to shareholders from:
Net investment income	(0.25)	(0.15)	(0.10)	(0.11)		(0.12)
Net realized gains	(0.17)	(1.28)	—	—		—
Total from distributions	(0.42)	(1.43)	(0.10)	(0.11)		(0.12)
Net asset value, end of year	$36.83	$31.32	$36.51	$24.55		$25.18
Total Return (c)	19.03%	(10.90)%	49.24%	(2.11)%		(4.65)%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$4,654,951	$3,439,879	$3,599,929	$2,089,639		$1,620,327
Before waiver or recoupment:
Ratio of expenses to average net assets	0.75%	0.74%	0.75%	0.79%		0.82%
After waiver or recoupment:
Ratio of net expenses to average net assets	0.75%	0.74%	0.75%	0.79%		0.82%
Ratio of net investment income to average net assets	0.98%	0.83%	1.28%	0.36%		0.60%
Portfolio turnover(d)(e)	35%	35%	31%	54%		38%

(a)	Per share net investment income has been calculated using the average shares method.

(b)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period due to the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Cap Equity Fund, assuming reinvestment of distributions.

(d)	Portfolio turnover is calculated on the basis on the Small-Cap Equity Fund as a whole without distinguishing among the classes of shares.

(e)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Cap Equity Fund – Investor Shares
Financial Highlights

(For a share outstanding during each year)

	For the Years Ended September 30,
	2023	2022	2021	2020		2019
Net asset value, beginning of year	$31.08	$36.25	$24.39	$25.02		$26.36
Income from investment operations:
Net investment income(a)	0.25	0.19	0.34	0.02		0.09
Net realized and unrealized gain (loss) on investments	5.52	(4.02)	11.55	(0.62	) (b)	(1.38)
Total from investment operations	5.77	(3.83)	11.89	(0.60)		(1.29)
Less distributions to shareholders from:
Net investment income	(0.15)	(0.06)	(0.03)	(0.03)		(0.05)
Net realized gains	(0.17)	(1.28)	—	—		—
Total from distributions	(0.32)	(1.34)	(0.03)	(0.03)		(0.05)
Net asset value, end of year	$36.53	$31.08	$36.25	$24.39		$25.02
Total Return (c)	18.65%	(11.15)%	48.79%	(2.40)%		(4.89)%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$347,885	$261,786	$273,271	$139,789		$124,550
Before waiver or recoupment:
Ratio of expenses to average net assets	1.05%	1.03%	1.03%	1.08%		1.10%
After waiver or recoupment:
Ratio of net expenses to average net assets	1.05%	1.03%	1.03%	1.08%		1.10%
Ratio of net investment income to average net assets	0.69%	0.55%	1.01%	0.07%		0.38%
Portfolio turnover(d)(e)	35%	35%	31%	54%		38%

(a)	Per share net investment income has been calculated using the average shares method.

(b)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period due to the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Cap Equity Fund, assuming reinvestment of distributions.

(d)	Portfolio turnover is calculated on the basis on the Small-Cap Equity Fund as a whole without distinguishing among the classes of shares.

(e)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Cap Equity Fund – A Shares
Financial Highlights

(For a share outstanding during each period)

						For the
						Period
						Ended
	For the Years Ended September 30,					September
	2023	2022	2021	2020		30, 2019(a)
Net asset value, beginning of period	$31.00	$36.18	$24.38	$25.04		$20.99
Income from investment operations:
Net investment income(b)	0.25	0.21	0.40	0.01		0.07
Net realized and unrealized gain (loss) on investments	5.52	(4.04)	11.48	(0.58	) (c)	3.98
Total from investment operations	5.77	(3.83)	11.88	(0.57)		4.05
Less distributions to shareholders from:
Net investment income	(0.15)	(0.07)	(0.08)	(0.09)		—
Net realized gains	(0.17)	(1.28)	—	—		—
Total from distributions	(0.32)	(1.35)	(0.08)	(0.09)		—
Net asset value, end of period	$36.45	$31.00	$36.18	$24.38		$25.04
Total Return (excludes sales charge)(d)	18.69%	(11.15)%	48.80%	(2.31)%		19.29	% (e)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$11,313	$9,345	$7,408	$941		$575
Before waiver or recoupment:
Ratio of expenses to average net assets	1.04%	1.02%	1.02%	1.13%		1.01	% (f)
After waiver or recoupment:
Ratio of net expenses to average net assets	1.04%	1.02%	1.02%	1.13%		1.01	% (f)
Ratio of net investment income to average net assets	0.69%	0.60%	1.15%	0.05%		0.37	% (f)
Portfolio turnover(g)(h)	35%	35%	31%	54%		38	% (e)

(a)	For the period December 19, 2018 (commencement of operations) to September 30, 2019.

(b)	Per share net investment income has been calculated using the average shares method.

(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period due to the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Cap Equity Fund, assuming reinvestment of distributions.

(e)	Not annualized.

(f)	Annualized.

(g)	Portfolio turnover is calculated on the basis on the Small-Cap Equity Fund as a whole without distinguishing among the classes of shares.

(h)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Cap Equity Fund – C Shares
Financial Highlights

(For a share outstanding during each period)

						For the
						Period
						Ended
	For the Years Ended September 30,					September
	2023	2022	2021	2020		30, 2019(a)
Net asset value, beginning of period	$30.49	$35.75	$24.16	$24.92		$20.99
Income from investment operations:
Net investment income (loss)(b)	0.03	(0.02)	0.17	(0.12)		(0.09)
Net realized and unrealized gain (loss) on investments	5.44	(3.96)	11.42	(0.61	) (c)	4.02
Total from investment operations	5.47	(3.98)	11.59	(0.73)		3.93
Less distributions to shareholders from:
Net investment income	—	—	—	(0.03)		—
Net realized gains	(0.17)	(1.28)	—	—		—
Total from distributions	(0.17)	(1.28)	—	(0.03)		—
Net asset value, end of period	$35.79	$30.49	$35.75	$24.16		$24.92
Total Return (excludes sales charge)(d)	17.97%	(11.70)%	47.97%	(2.95)%		18.72	% (e)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$12,779	$10,923	$10,096	$2,987		$472
Before waiver or recoupment:
Ratio of expenses to average net assets	1.64%	1.65%	1.64%	1.69%		1.72	% (f)
After waiver or recoupment:
Ratio of net expenses to average net assets	1.64%	1.65%	1.64%	1.69%		1.72	% (f)
Ratio of net investment income (loss) to average net assets	0.10%	(0.05)%	0.50%	(0.52)%		0.46	% (f)
Portfolio turnover (g)(h)	35%	35%	31%	54%		38	% (e)

(a)	For the period December 19, 2018 (commencement of operations) to September 30, 2019.

(b)	Per share net investment income has been calculated using the average shares method.

(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period due to the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Cap Equity Fund, assuming reinvestment of distributions.

(e)	Not annualized.

(f)	Annualized.

(g)	Portfolio turnover is calculated on the basis on the Small-Cap Equity Fund as a whole without distinguishing among the classes of shares.

(h)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Cap Growth Fund – R6 Shares
Financial Highlights

(For a share outstanding during each year)

	For the Years Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$26.90	$43.92	$28.12	$21.73	$26.95
Income from investment operations:
Net investment loss(a)	(0.17)	(0.15)	(0.27)	(0.14)	(0.10)
Net realized and unrealized gain (loss) on investments	6.21	(10.34)	16.07	6.53	(5.12)
Total from investment operations	6.04	(10.49)	15.80	6.39	(5.22)
Less distributions to shareholders from:
Net realized gains	—	(6.53)	—	—	—
Total from distributions	—	(6.53)	—	—	—
Net asset value, end of year	$32.94	$26.90	$43.92	$28.12	$21.73
Total Return (b)	22.45%	(28.48)%	56.19%	29.41%	(19.37)%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$55,874	$16,759	$5,940	$13,083	$2,191
Before waiver or recoupment:
Ratio of expenses to average net assets	0.98%	1.09%	1.06%	1.63%	2.19%
After waiver or recoupment:
Ratio of net expenses to average net assets	0.87%	0.90%	0.90%	0.90%	0.92	% (c)
Ratio of net investment loss to average net assets	(0.51)%	(0.46)%	(0.73)%	(0.57)%	(0.45)%
Portfolio turnover(d)(e)	101%	102%	114%	128%	127%

(a)	Per share net investment income has been calculated using the average shares method.

(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Cap Growth Fund, assuming reinvestment of distributions.

(c)	Includes interest expense of 0.02% for the fiscal year ended September 30, 2019.

(d)	Portfolio turnover is calculated on the basis on the Small-Cap Growth Fund as a whole without distinguishing among the classes of shares.

(e)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Cap Growth Fund – Institutional Shares
Financial Highlights

(For a share outstanding during each year)

	For the Years Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$26.77	$43.79	$28.06	$21.69	$26.93
Income from investment operations:
Net investment loss(a)	(0.18)	(0.24)	(0.31)	(0.16)	(0.11)
Net realized and unrealized gain (loss) on investments	6.17	(10.25)	16.04	6.53	(5.13)
Total from investment operations	5.99	(10.49)	15.73	6.37	(5.24)
Less distributions to shareholders from:
Net realized gains	—	(6.53)	—	—	—
Total from distributions	—	(6.53)	—	—	—
Net asset value, end of year	$32.76	$26.77	$43.79	$28.06	$21.69
Total Return (b)	22.38%	(28.57)%	56.06%	29.37%	(19.46)%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$253,671	$95,249	$104,236	$44,808	$13,359
Before waiver or recoupment:
Ratio of expenses to average net assets	1.12%	1.18%	1.12%	1.71%	2.25%
After waiver or recoupment:
Ratio of net expenses to average net assets	0.97%	0.99%	0.99%	0.99%	1.00	% (c)
Ratio of net investment loss to average net assets	(0.56)%	(0.72)%	(0.79)%	(0.65)%	(0.48)%
Portfolio turnover(d)(e)	101%	102%	114%	128%	127%

(a)	Per share net investment income has been calculated using the average shares method.

(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Cap Growth Fund, assuming reinvestment of distributions.

(c)	Includes interest expense of 0.01% for the fiscal year ended September 30, 2019.

(d)	Portfolio turnover is calculated on the basis on the Small-Cap Growth Fund as a whole without distinguishing among the classes of shares.

(e)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Cap Growth Fund – Investor Shares
Financial Highlights

(For a share outstanding during each year)

	For the Years Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$26.40	$43.36	$27.86	$21.60	$26.88
Income from investment operations:
Net investment loss(a)	(0.26)	(0.33)	(0.41)	(0.22)	(0.19)
Net realized and unrealized gain (loss) on investments	6.07	(10.10)	15.91	6.48	(5.09)
Total from investment operations	5.81	(10.43)	15.50	6.26	(5.28)
Less distributions to shareholders from:
Net realized gains	—	(6.53)	—	—	—
Total from distributions	—	(6.53)	—	—	—
Net asset value, end of year	$32.21	$26.40	$43.36	$27.86	$21.60
Total Return (b)	22.01%	(28.74)%	55.64%	28.98%	(19.64)%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$13,075	$3,095	$3,245	$781	$153
Before waiver or recoupment:
Ratio of expenses to average net assets	1.42%	1.48%	1.44%	1.98%	2.57%
After waiver or recoupment:
Ratio of net expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.27	% (c)
Ratio of net investment loss to average net assets	(0.84)%	(0.99)%	(1.04)%	(0.87)%	(0.85)%
Portfolio turnover(d)(e)	101%	102%	114%	128%	127%

(a)	Per share net investment income has been calculated using the average shares method.

(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Cap Growth Fund, assuming reinvestment of distributions.

(c)	Includes interest expense of 0.02% for the fiscal year ended September 30, 2019.

(d)	Portfolio turnover is calculated on the basis on the Small-Cap Growth Fund as a whole without distinguishing among the classes of shares.

(e)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Cap Growth Fund – A Shares
Financial Highlights

(For a share outstanding during each period)

					For the
					Period
					Ended
	For the Years Ended September 30,				September
	2023	2022	2021	2020	30, 2019(a)
Net asset value, beginning of period	$26.34	$43.30	$27.83	$21.59	$19.59
Income from investment operations:
Net investment loss(b)	(0.28)	(0.34)	(0.43)	(0.24)	(0.13)
Net realized and unrealized gain (loss) on investments	6.06	(10.09)	15.90	6.48	2.13
Total from investment operations	5.78	(10.43)	15.47	6.24	2.00
Less distributions to shareholders from:
Net realized gains	—	(6.53)	—	—	—
Total from distributions	—	(6.53)	—	—	—
Net asset value, end of period	$32.12	$26.34	$43.30	$27.83	$21.59
Total Return (excludes sales charge)(c)	21.94%	(28.78)%	55.59%	28.90%	10.21	% (d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$1,448	$340	$365	$60	$4
Before waiver or recoupment:
Ratio of expenses to average net assets	1.39%	1.41%	1.35%	1.91%	2.15	% (e)
After waiver or recoupment:
Ratio of net expenses to average net assets	1.30%	1.30%	1.30%	1.30%	1.30	% (e)
Ratio of net investment loss to average net assets	(0.88)%	(1.04)%	(1.08)%	(0.95)%	(0.75	)% (e)
Portfolio turnover(f)(g)	101%	102%	114%	128%	127	% (d)

(a)	For the period December 19, 2018 (commencement of operations) to September 30, 2019.

(b)	Per share net investment income has been calculated using the average shares method.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Cap Growth Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Portfolio turnover is calculated on the basis on the Small-Cap Growth Fund as a whole without distinguishing among the classes of shares.

(g)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Cap Growth Fund – C Shares
Financial Highlights

(For a share outstanding during each period)

					For the
					Period
					Ended
	For the Years Ended September 30,				September
	2023	2022	2021	2020	30, 2019(a)
Net asset value, beginning of period	$25.80	$42.72	$27.60	$21.51	$19.59
Income from investment operations:
Net investment loss(b)	(0.42)	(0.49)	(0.64)	(0.36)	(0.22)
Net realized and unrealized gain (loss) on investments	5.92	(9.90)	15.76	6.45	2.14
Total from investment operations	5.50	(10.39)	15.12	6.09	1.92
Less distributions to shareholders from:
Net realized gains	—	(6.53)	—	—	—
Total from distributions	—	(6.53)	—	—	—
Net asset value, end of period	$31.30	$25.80	$42.72	$27.60	$21.51
Total Return (excludes sales charge)(c)	21.32%	(29.12)%	54.78%	28.31%	9.80	% (d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$3,074	$709	$726	$28	$2
Before waiver or recoupment:
Ratio of expenses to average net assets	2.00%	2.09%	2.03%	2.62%	2.87	% (e)
After waiver or recoupment:
Ratio of net expenses to average net assets	1.80%	1.80%	1.80%	1.80%	1.80	% (e)
Ratio of net investment loss to average net assets	(1.38)%	(1.52)%	(1.59)%	(1.45)%	(1.27	)% (e)
Portfolio turnover(f)(g)	101%	102%	114%	128%	127	% (d)

(a)	For the period December 19, 2018 (commencement of operations) to September 30, 2019.

(b)	Per share net investment income has been calculated using the average shares method.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Cap Growth Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Portfolio turnover is calculated on the basis on the Small-Cap Growth Fund as a whole without distinguishing among the classes of shares.

(g)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Mid-Cap Value Fund – R6 Shares
Financial Highlights

(For a share outstanding during each year)

	For the Years Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$26.53	$28.97	$19.00	$21.49	$20.56
Income from investment operations:
Net investment income(a)	0.41	0.28	0.24	0.27	0.20
Net realized and unrealized gain (loss) on investments	1.45	(2.21)	9.85	(2.47)	0.85
Total from investment operations	1.86	(1.93)	10.09	(2.20)	1.05
Less distributions to shareholders from:
Net investment income	(0.23)	(0.18)	(0.12)	(0.15)	(0.11)
Net realized gains	(0.45)	(0.33)	—	(0.14)	(0.01)
Total from distributions	(0.68)	(0.51)	(0.12)	(0.29)	(0.12)
Net asset value, end of year	$27.71	$26.53	$28.97	$19.00	$21.49
Total Return (b)	6.94%	(6.90)%	53.28%	(10.42)%	5.23%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$216,829	$177,423	$158,664	$24,324	$2,403
Before waiver or recoupment:
Ratio of expenses to average net assets	0.83%	0.83%	0.90%	1.39%	1.72%
After waiver or recoupment:
Ratio of net expenses to average net assets	0.77%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets	1.43%	0.92%	0.88%	1.36%	0.98%
Portfolio turnover(c)(d)	15%	12%	14%	30%	12%

(a)	Per share net investment income has been calculated using the average shares method.

(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Mid-Cap Value Fund, assuming reinvestment of distributions.

(c)	Portfolio turnover is calculated on the basis on the Mid-Cap Value Fund as a whole without distinguishing among the classes of shares.

(d)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Mid-Cap Value Fund – Institutional Shares
Financial Highlights

(For a share outstanding during each year)

	For the Years Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$26.49	$28.94	$18.98	$21.47	$20.56
Income from investment operations:
Net investment income(a)	0.39	0.28	0.20	0.21	0.18
Net realized and unrealized gain (loss) on investments	1.44	(2.24)	9.86	(2.43)	0.85
Total from investment operations	1.83	(1.96)	10.06	(2.22)	1.03
Less distributions to shareholders from:
Net investment income	(0.21)	(0.16)	(0.10)	(0.13)	(0.11)
Net realized gains	(0.45)	(0.33)	—	(0.14)	(0.01)
Total from distributions	(0.66)	(0.49)	(0.10)	(0.27)	(0.12)
Net asset value, end of year	$27.66	$26.49	$28.94	$18.98	$21.47
Total Return (b)	6.84%	(7.00)%	53.13%	(10.51)%	5.09%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$184,154	$135,239	$25,889	$9,826	$12,511
Before waiver or recoupment:
Ratio of expenses to average net assets	0.97%	0.95%	1.02%	1.49%	1.81%
After waiver or recoupment:
Ratio of net expenses to average net assets	0.86%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	1.36%	0.94%	0.76%	1.05%	0.90%
Portfolio turnover(c)(d)	15%	12%	14%	30%	12%

(a)	Per share net investment income has been calculated using the average shares method.

(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Mid-Cap Value Fund, assuming reinvestment of distributions.

(c)	Portfolio turnover is calculated on the basis on the Mid-Cap Value Fund as a whole without distinguishing among the classes of shares.

(d)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Mid-Cap Value Fund – Investor Shares
Financial Highlights

(For a share outstanding during each year)

	For the Years Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$26.36	$28.82	$18.90	$21.39	$20.50
Income from investment operations:
Net investment income(a)	0.31	0.19	0.13	0.15	0.14
Net realized and unrealized gain (loss) on investments	1.43	(2.22)	9.82	(2.41)	0.84
Total from investment operations	1.74	(2.03)	9.95	(2.26)	0.98
Less distributions to shareholders from:
Net investment income	(0.15)	(0.10)	(0.03)	(0.09)	(0.08)
Net realized gains	(0.45)	(0.33)	—	(0.14)	(0.01)
Total from distributions	(0.60)	(0.43)	(0.03)	(0.23)	(0.09)
Net asset value, end of year	$27.50	$26.36	$28.82	$18.90	$21.39
Total Return (b)	6.53%	(7.23)%	52.70%	(10.72)%	4.84%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$8,110	$5,809	$2,509	$1,043	$1,676
Before waiver or recoupment:
Ratio of expenses to average net assets	1.25%	1.23%	1.31%	1.76%	2.10%
After waiver or recoupment:
Ratio of net expenses to average net assets	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets	1.08%	0.63%	0.50%	0.78%	0.70%
Portfolio turnover(c)(d)	15%	12%	14%	30%	12%

(a)	Per share net investment income has been calculated using the average shares method.

(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Mid-Cap Value Fund, assuming reinvestment of distributions.

(c)	Portfolio turnover is calculated on the basis on the Mid-Cap Value Fund as a whole without distinguishing among the classes of shares.

(d)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Mid-Cap Value Fund – A Shares
Financial Highlights

(For a share outstanding during each period)

		For the
	For the	Period
	Year Ended	Ended
	September	September
	30, 2023	30, 2022(a)
Net asset value, beginning of period	$26.48	$29.98
Income from investment operations:
Net investment income(b)	0.32	0.14
Net realized and unrealized gain (loss) on investments	1.42	(3.64)
Total from investment operations	1.74	(3.50)
Less distributions to shareholders from:
Net investment income	(0.21)	—
Net realized gains	(0.45)	—
Total from distributions	(0.66)	—
Net asset value, end of period	$27.56	$26.48
Total Return (excludes sales charge)(c)	6.49%	(11.67	)% (d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$1,717	$76
Before waiver or recoupment:
Ratio of expenses to average net assets	1.20%	1.14	% (e)
After waiver or recoupment:
Ratio of net expenses to average net assets	1.20%	1.14	% (e)
Ratio of net investment income to average net assets	1.11%	0.83	% (e)
Portfolio turnover(f)(g)	15%	12	% (d)

(a)	For the period March 10, 2022 (commencement of operations) to September 30, 2022.

(b)	Per share net investment income has been calculated using the average shares method.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Mid-Cap Value Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Portfolio turnover is calculated on the basis on the Mid-Cap Value Fund as a whole without distinguishing among the classes of shares.

(g)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Mid-Cap Value Fund – C Shares
Financial Highlights
(For a share outstanding during each period)
		For the
	For the	Period
	Year Ended	Ended
	September	September
	30, 2023	30, 2022(a)
Net asset value, beginning of period	$26.40	$29.98
Income from investment operations:
Net investment income(b)	0.17	0.02
Net realized and unrealized gain (loss) on investments	1.42	(3.60)
Total from investment operations	1.59	(3.58)
Less distributions to shareholders from:
Net investment income	(0.16)	—
Net realized gains	(0.45)	—
Total from distributions	(0.61)	—
Net asset value, end of period	$27.38	$26.40
Total Return (excludes sales charge)(c)	5.94%	(11.94	)% (d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$321	$48
Before waiver or recoupment:
Ratio of expenses to average net assets	1.83%	1.84	% (e)
After waiver or recoupment:
Ratio of net expenses to average net assets	1.70%	1.70	% (e)
Ratio of net investment income to average net assets	0.60%	0.14	% (e)
Portfolio turnover(f)(g)	15%	12	% (d)

(a)	For the period March 10, 2022 (commencement of operations) to September 30, 2022.

(b)	Per share net investment income has been calculated using the average shares method.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Mid-Cap Value Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Portfolio turnover is calculated on the basis on the Mid-Cap Value Fund as a whole without distinguishing among the classes of shares.

(g)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Unconstrained Equity Fund – R6 Shares
Financial Highlights

(For a share outstanding during each period)

					For the
					Period
					Ended
	For the Years Ended September 30,				September
	2023	2022	2021	2020	30, 2019(a)
Net asset value, beginning of period	$29.55	$38.06	$27.47	$25.83	$20.00
Income from investment operations:
Net investment income (loss)(b)	0.11	0.01	(0.03)	0.04	0.07
Net realized and unrealized gain (loss) on investments	6.19	(8.52)	10.73	1.82	5.76
Total from investment operations	6.30	(8.51)	10.70	1.86	5.83
Less distributions to shareholders from:
Net investment income	—	—	(0.03)	(0.10)	—
Net realized gains	—	—	(0.08)	(0.12)	—
Total from distributions	—	—	(0.11)	(0.22)	—
Net asset value, end of period	$35.85	$29.55	$38.06	$27.47	$25.83
Total Return (c)	21.32%	(22.36)%	39.01%	7.22%	29.15	% (d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$33,502	$31,913	$68,584	$43,131	$1,368
Before waiver or recoupment:
Ratio of expenses to average net assets	1.23%	1.19%	1.02%	1.67%	4.33	% (e)
After waiver or recoupment:
Ratio of net expenses to average net assets	0.88%	0.90%	0.90%	0.90%	0.90	% (e)
Ratio of net investment income (loss) to average net assets	0.32%	0.02%	(0.07)%	0.15%	0.41	% (e)
Portfolio turnover(f)(g)	19%	25%	38%	32%	10	% (d)

(a)	For the period December 26, 2018 (commencement of operations) to September 30, 2019.

(b)	Per share net investment income has been calculated using the average shares method.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Unconstrained Equity Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Portfolio turnover is calculated on the basis on the Unconstrained Equity Fund as a whole without distinguishing among the classes of shares.

(g)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Unconstrained Equity Fund – Institutional Shares
Financial Highlights

(For a share outstanding during each period)

					For the
					Period
					Ended
	For the Years Ended September 30,				September
	2023	2022	2021	2020	30, 2019(a)
Net asset value, beginning of period	$29.47	$38.00	$27.43	$25.81	$20.00
Income from investment operations:
Net investment income (loss)(b)	0.08	(0.02)	(0.06)	0.01	0.08
Net realized and unrealized gain (loss) on investments	6.18	(8.51)	10.72	1.81	5.73
Total from investment operations	6.26	(8.53)	10.66	1.82	5.81
Less distributions to shareholders from:
Net investment income	—	—	(0.01)	(0.08)	—
Net realized gains	—	—	(0.08)	(0.12)	—
Total from distributions	—	—	(0.09)	(0.20)	—
Net asset value, end of period	$35.73	$29.47	$38.00	$27.43	$25.81
Total Return (c)	21.24%	(22.45)%	38.90%	7.09%	29.05	% (d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$13,592	$10,313	$10,238	$8,004	$3,265
Before waiver or recoupment:
Ratio of expenses to average net assets	1.42%	1.31%	1.12%	1.77%	4.39	% (e)
After waiver or recoupment:
Ratio of net expenses to average net assets	0.98%	0.99%	0.99%	0.99%	0.99	% (e)
Ratio of net investment income (loss) to average net assets	0.23%	(0.04)%	(0.17)%	0.03%	0.42	% (e)
Portfolio turnover (f)(g)	19%	25%	38%	32%	10	% (d)

(a)	For the period December 26, 2018 (commencement of operations) to September 30, 2019.

(b)	Per share net investment income has been calculated using the average shares method.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Unconstrained Equity Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Portfolio turnover is calculated on the basis on the Unconstrained Equity Fund as a whole without distinguishing among the classes of shares.

(g)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Unconstrained Equity Fund – A Shares
Financial Highlights

(For a share outstanding during each period)

			For the
			Period
	For the Years Ended		Ended
	September 30,		September
	2023	2022	30, 2021(a)
Net asset value, beginning of period	$29.36	$37.99	$37.77
Income from investment operations:
Net investment loss(b)	(0.03)	(0.14)	(0.08)
Net realized and unrealized gain (loss) on investments	6.18	(8.49)	0.30
Total from investment operations	6.15	(8.63)	0.22
Net asset value, end of period	$35.51	$29.36	$37.99
Total Return (excludes sales charge)(c)	20.95%	(22.72)%	0.58	% (d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$57	$37	$47
Before waiver or recoupment:
Ratio of expenses to average net assets	1.73%	1.56%	1.31	% (e)
After waiver or recoupment:
Ratio of net expenses to average net assets	1.30%	1.30%	1.30	% (e)
Ratio of net investment loss to average net assets	(0.09)%	(0.38)%	(0.61	)% (e)
Portfolio turnover(f)(g)	19%	25%	38	% (d)

(a)	For the period May 27, 2021 (commencement of operations) to September 30, 2021.

(b)	Per share net investment income has been calculated using the average shares method.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Unconstrained Equity Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Portfolio turnover is calculated on the basis on the Unconstrained Equity Fund as a whole without distinguishing among the classes of shares.

(g)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Unconstrained Equity Fund – C Shares
Financial Highlights

(For a share outstanding during each period)

			For the
			Period
	For the Years Ended		Ended
	September 30,		September
	2023	2022	30, 2021(a)
Net asset value, beginning of period	$29.12	$37.93	$37.77
Income from investment operations:
Net investment loss(b)	(0.20)	(0.28)	(0.14)
Net realized and unrealized gain (loss) on investments	6.18	(8.53)	0.30
Total from investment operations	5.98	(8.81)	0.16
Net asset value, end of period	$35.10	$29.12	$37.93
Total Return (excludes sales charge)(c)	20.54%	(23.23)%	0.42	% (d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$29	$24	$25
Before waiver or recoupment:
Ratio of expenses to average net assets	2.32%	2.21%	2.05	% (e)
After waiver or recoupment:
Ratio of net expenses to average net assets	1.80%	1.80%	1.80	% (e)
Ratio of net investment loss to average net assets	(0.58)%	(0.80)%	(1.06	)% (e)
Portfolio turnover(f)(g)	19%	25%	38	% (d)

(a)	For the period May 27, 2021 (commencement of operations) to September 30, 2021.

(b)	Per share net investment income has been calculated using the average shares method.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Unconstrained Equity Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Portfolio turnover is calculated on the basis on the Unconstrained Equity Fund as a whole without distinguishing among the classes of shares.

(g)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Mid Core Equity Fund – Institutional Shares
Financial Highlights

(For a share outstanding during each period)

					For the
					Period
					Ended
	For the Years Ended September 30,				September
	2023	2022	2021	2020	30, 2019(a)
Net asset value, beginning of period	$26.54	$35.99	$23.59	$23.96	$20.00
Income from investment operations:
Net investment income(b)	0.34	0.32	0.10	0.13	0.13
Net realized and unrealized gain (loss) on investments	4.58	(7.80)	12.41	0.04 (c)	3.83
Total from investment operations	4.92	(7.48)	12.51	0.17	3.96
Less distributions to shareholders from:
Net investment income	(0.28)	(0.13)	(0.11)	(0.15)	—
Net realized gains	—	(1.84)	—	(0.39)	—
Total from distributions	(0.28)	(1.97)	(0.11)	(0.54)	—
Net asset value, end of period	$31.18	$26.54	$35.99	$23.59	$23.96
Total Return (d)	18.61%	(22.13)%	53.10%	0.63%	19.80	% (e)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$41,564	$6,757	$5,149	$3,102	$2,494
Before waiver or recoupment:
Ratio of expenses to average net assets	1.35%	2.56%	2.69%	4.09%	6.27	% (f)
After waiver or recoupment:
Ratio of net expenses to average net assets	0.93%	0.95%	0.95%	0.95%	0.95	% (f)
Ratio of net investment income to average net assets	1.09%	0.99%	0.30%	0.59%	0.73	% (f)
Portfolio turnover(g)(h)	41%	37%	35%	35%	25	% (e)

(a)	For the period December 26, 2018 (commencement of operations) to September 30, 2019.

(b)	Per share net investment income has been calculated using the average shares method.

(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period due to the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Mid Core Equity Fund, assuming reinvestment of distributions.

(e)	Not annualized.

(f)	Annualized.

(g)	Portfolio turnover is calculated on the basis on the Small-Mid Core Equity Fund as a whole without distinguishing among the classes of shares.

(h)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Mid Core Equity Fund – A Shares
Financial Highlights

(For a share outstanding during each period)

		For the
	For the	Period
	Year Ended	Ended
	September	September
	30, 2023	30, 2022(a)
Net asset value, beginning of period	$26.49	$32.58
Income from investment operations:
Net investment income(b)	0.26	0.17
Net realized and unrealized gain (loss) on investments	4.55	(6.26)
Total from investment operations	4.81	(6.09)
Less distributions to shareholders from:
Net investment income	(0.25)	—
Total from distributions	(0.25)	—
Net asset value, end of period	$31.05	$26.49
Total Return (excludes sales charge)(c)	18.20%	(18.69	)% (d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$567	$3
Before waiver or recoupment:
Ratio of expenses to average net assets	1.62%	2.72	% (e)
After waiver or recoupment:
Ratio of net expenses to average net assets	1.26%	1.26	% (e)
Ratio of net investment income to average net assets	0.82%	1.00	% (e)
Portfolio turnover(f)(g)	41%	37	% (d)

(a)	For the period March 10, 2022 (commencement of operations) to September 30, 2022.

(b)	Per share net investment income has been calculated using the average shares method.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Mid Core Equity Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Portfolio turnover is calculated on the basis on the Small-Mid Core Equity Fund as a whole without distinguishing among the classes of shares.

(g)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Micro-Cap Equity Fund – Institutional Shares
Financial Highlights

(For a share outstanding during each period)

					For the
					Period
					Ended
	For the Years Ended September 30,				September
	2023	2022	2021	2020	30, 2019(a)
Net asset value, beginning of period	$21.67	$34.45	$17.79	$21.70	$20.00
Income from investment operations:
Net investment income (loss)(b)	0.11	(0.17)	(0.02)	0.16	(0.20)
Net realized and unrealized gain (loss) on investments	2.14	(9.86)	16.78	(2.95)	1.90
Total from investment operations	2.25	(10.03)	16.76	(2.79)	1.70
Less distributions to shareholders from:
Net investment income	—	—	(0.10)	—	—
Net realized gains	—	(2.75)	—	(1.12)	—
Total from distributions	—	(2.75)	(0.10)	(1.12)	—
Net asset value, end of period	$23.92	$21.67	$34.45	$17.79	$21.70
Total Return (c)	10.38%	(31.87)%	94.37%	(13.88)%	8.50	% (d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$18,044	$13,674	$13,695	$5,770	$2,819
Before waiver or recoupment:
Ratio of expenses to average net assets	2.13%	2.19%	2.30%	4.33%	5.28	% (e)
After waiver or recoupment:
Ratio of net expenses to average net assets	1.41%	1.45%	1.52%	1.75%	1.75	% (e)
Ratio of net investment income (loss) to average net assets	0.45%	(0.58)%	(0.05)%	0.90%	(1.16	)% (e)
Portfolio turnover(f)	78%	74%	78%	82%	42	% (d)

(a)	For the period December 28, 2018 (commencement of operations) to September 30, 2019.

(b)	Per share net investment income has been calculated using the average shares method.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Micro-Cap Equity Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Funds
Notes to the Financial Statements
September 30, 2023

NOTE 1. ORGANIZATION

The Fuller & Thaler Behavioral Small-Cap Equity Fund (the “Small-Cap Equity Fund”), the Fuller & Thaler Behavioral Small-Cap Growth Fund (the “Small-Cap Growth Fund”), the Fuller & Thaler Behavioral Mid-Cap Value Fund (the “Mid-Cap Value Fund”), the Fuller & Thaler Behavioral Unconstrained Equity Fund (the “Unconstrained Equity Fund”), the Fuller & Thaler Behavioral Small-Mid Core Equity Fund (the “Small-Mid Core Equity Fund”) and the Fuller & Thaler Behavioral Micro-Cap Equity Fund (the “Micro-Cap Equity Fund”) (each a “Fund” and, collectively the “Funds”) were each registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified (Unconstrained Equity Fund is non-diversified) series of Capitol Series Trust (the “Trust”). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013 as amended and restated November 18, 2021 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (“the Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Funds’ investment adviser is Fuller & Thaler Asset Management, Inc. (the “Adviser” or “Fuller & Thaler”). The investment objective of each Fund is to seek long-term capital appreciation.

The Small-Cap Equity Fund, Small-Cap Growth Fund and Mid-Cap Value Fund each currently offer five share classes: R6 Shares, Institutional Shares, Investor Shares, A Shares and C Shares. The Unconstrained Equity Fund currently offers four share classes: R6 Shares, Institutional Shares, A Shares and C Shares. The Unconstrained Equity Fund’s Investor Shares have been approved by the Board, but are not yet available for purchase. The Small-Mid Core Equity Fund currently offers two share classes: Institutional Shares and A Shares. The Micro-Cap Equity Fund currently offers one share class: Institutional Shares. A Shares have a maximum sales charge on purchases of up to 5.75% and a Contingent Deferred Sales Charge (“CDSC”) on redemptions made within 12 months from the date of purchase and a CDSC of 0.50% on redemptions made more than 12 months but less than 18 months from the date of purchase. C Shares impose a 1.00% CDSC on redemptions made within 12 months from the date of purchase. A Shares and C Shares may be purchased without a sales charge under certain circumstances. Each share represents an equal proportionate interest in the assets and liabilities belonging to each Fund and is entitled to such dividends and distributions out of income belonging to each Fund as are declared by the Board.

The Small-Cap Equity Fund is the accounting successor to a series of Allianz Funds Multi-Strategy Trust, which commenced operations on September 8, 2011, and for which the Adviser served as the sole sub-adviser (the “Predecessor Fund”). In a transaction that was consummated on October 23, 2015 (the “Reorganization”), the Small-Cap Equity Fund

Fuller & Thaler Funds
Notes to the Financial Statements (continued)
September 30, 2023

acquired the assets and liabilities of: the A, C, and D Classes of the Predecessor Fund, which became the Investor Shares of the Small-Cap Equity Fund; the Class P Shares of the Predecessor Fund, which became the Institutional Shares of the Small-Cap Equity Fund; and the Institutional Shares of the Predecessor Fund, which became the R6 Shares of the Small-Cap Equity Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”, including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Regulatory update – Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (“ETFs”) – Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation – The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the unrealized gain or loss from investments.

Fuller & Thaler Funds
Notes to the Financial Statements (continued)
September 30, 2023

In-Kind Redemptions – The Funds intend to redeem shares in cash. However, if the amount an investor is redeeming is over the lesser of $250,000 or 1% of a Fund’s NAV, the Funds have the right to redeem such shares by giving the investor the amount that exceeds the lesser of $250,000 or 1% of a Fund’s NAV in securities instead of cash, which is referred to as a “redemption in-kind.” In the event that a redemption in kind is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Funds.

During the fiscal year ended September 30, 2023, the following Funds had shares redeemed that included in-kind redemption transactions:

	Redemptions In-Kind
		Value of
Fund / Class	Shares	Securities	Cash	Total Amount	Realized Gains
Small-Cap Equity Fund - R6 Shares	3,262,134	$117,963,115	$4,151,726	$122,114,841	$71,094,546
Small-Cap Growth Fund - R6 Shares	623,802	18,984,594	494,189	19,478,783	7,729,264
Mid-Cap Value Fund - R6 Shares	1,644,662	43,094,368	1,241,171	44,335,539	14,708,557
Unconstrained Equity Fund - R6 Shares	400,919	12,290,836	1,047,866	13,338,702	3,994,037
Small-Mid Core Equity Fund - Institutional Shares	310,781	9,698,922	296,166	9,995,088	2,595,851
Micro-Cap Equity Fund - Institutional Shares	35,200	801,202	35,792	836,994	384,692

The Funds recognize a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities and recognizes a loss to the extent that the cost of those securities exceeds the value of the distributed securities on the date of redemption. Such net gains are not taxable to the Funds and are not required to be distributed to shareholders. The Funds have reclassified these amounts against paid-in capital on the Statements of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Funds’ net assets or NAV per share.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. Each Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on

Fuller & Thaler Funds
Notes to the Financial Statements (continued)
September 30, 2023

undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

The Funds recognize tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board). Expenses specifically attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and fund-wide expenses not allocated to a particular class shall be allocated to each class based on the net assets of that class in relation to the net assets of the entire fund.

Security Transactions and Related Income – Throughout the reporting period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, security transactions are accounted for on trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (REITs) and distributions from limited partnerships are recognized on the ex-date and are included in dividend income. The calendar year-end classification of distributions received from REITs, which may include return of capital, during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from limited partnerships is reclassified among the components of net assets upon receipt of K-1’s. Withholding taxes on foreign dividends, if any, have been recorded for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Fuller & Thaler Funds
Notes to the Financial Statements (continued)
September 30, 2023

Securities Lending - The Trust has entered into a Securities Lending Agreement (“SLA”) with Mitsubishi UFJ Trust and Banking Corp. (“Mitsubishi”). Under the terms of the SLA, each Fund may make secured loans of its portfolio securities in an amount not exceeding 33 1/3% of the value of the Fund’s total assets (as permitted by the 1940 Act) to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and letters of credit. The cash collateral is invested in the Invesco Government & Agency Portfolio, as noted in each lending Fund’s respective Schedule of Investments. The market value of the loaned securities is determined daily at the close of business of the Funds and any additional required collateral is delivered to each Fund on the next business day. The Funds continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Funds pay various fees in connection with the investment of cash collateral. The Funds pay Mitsubishi fees based on the investment income received from securities lending activities. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. A Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

At September 30, 2023, the value of securities loaned and cash collateral received are as follows:

	Value of	Cash
	Securities	Collateral
	Loaned	Received
Small-Cap Equity Fund	$1,744,500	$1,737,500
Small-Cap Growth Fund	3,495,382	3,570,551
Mid-Cap Value Fund	—	—
Unconstrained Equity Fund	—	—
Small-Mid Core Equity Fund	—	—
Micro-Cap Equity Fund	1,442,406	1,487,955
Total	$6,682,288	$6,796,006

Disclosures about Offsetting Assets and Liabilities – The Funds are required to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. As there are no master netting arrangements relating to the Funds’ participation in securities lending, and all amounts related to securities lending are presented gross on the Funds’

Fuller & Thaler Funds
Notes to the Financial Statements (continued)
September 30, 2023

Statements of Assets and Liabilities, no additional disclosures have been made on behalf of the Funds. Please refer to the Securities Lending Note for additional disclosures related to securities lending, including collateral related to securities on loan.

Dividends and Distributions – Each Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset Value (“NAV”) per share of the Funds.

For the fiscal year ended September 30, 2023, the Funds made the following reclassifications to increase (decrease) the components of net assets:

		Accumulated
	Paid-In Capital	Earnings (Deficit)
Small-Cap Equity Fund	$85,209,407	$(85,209,407)
Small-Cap Growth Fund	6,937,245	(6,937,245)
Mid-Cap Value Fund	14,329,990	(14,329,990)
Unconstrained Equity Fund	3,812,410	(3,812,410)
Small-Mid Core Equity Fund	2,526,817	(2,526,817)
Micro-Cap Equity Fund	323,957	(323,957)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Each Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent

Fuller & Thaler Funds
Notes to the Financial Statements (continued)
September 30, 2023

in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

In computing the NAV of the Funds, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Board approved policies, the Funds rely on independent third-party pricing services to provide the current market value of securities. Those pricing services value equity securities, including exchange-traded funds, exchange-traded notes, closed-end funds and preferred stocks, traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, equity securities are valued at the mean between the most recent quoted bid and asked price. When using market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the pricing service of the funds and are generally categorized as Level 1 securities.

Fuller & Thaler Funds
Notes to the Financial Statements (continued)
September 30, 2023

In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities are valued in good faith by the Adviser as “valuation designee” under the oversight of the Board. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2023:

	Valuation Inputs
Small-Cap Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$6,331,256,540	$—	$—	$6,331,256,540
Collateral for Securities Loaned	1,737,500	—	—	1,737,500
Money Market Funds	241,661,074	—	—	241,661,074
Total	$6,574,655,114	$—	$—	$6,574,655,114

Small-Cap Growth Fund
Common Stocks(a)	$313,147,165	$—	$—	$313,147,165
Collateral for Securities Loaned	3,570,551	—	—	3,570,551
Total	$316,717,716	$—	$—	$316,717,716

Mid-Cap Value Fund
Common Stocks(a)	$409,756,194	$—	$—	$409,756,194

Unconstrained Equity Fund
Common Stocks(a)	$46,662,337	$—	$—	$46,662,337

Small-Mid Core Equity Fund
Common Stocks(a)	$39,430,984	$—	$—	$39,430,984

Micro-Cap Equity Fund
Common Stocks(a)	$17,859,772	$—	$—	$17,859,772
Collateral for Securities Loaned	1,487,955	—	—	1,487,955
Total	$19,347,727	$—	$—	$19,347,727

(a)	Refer to Schedule of Investments for industry classifications.

The Funds did not hold any investments at the end of the reporting period in which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

Fuller & Thaler Funds
Notes to the Financial Statements (continued)
September 30, 2023

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the investment advisory agreement (the “Agreement”), the Adviser manages each Fund’s investments subject to approval of the Board. As compensation for its management services, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly as follows:

					Small-Mid
	Small-Cap	Small-Cap	Mid-Cap	Unconstrained	Core Equity	Micro-Cap
	Equity Fund	Growth Fund	Value Fund	Equity Fund	Fund	Equity Fund
Investment Adviser fee rate	0.60%	0.85%	0.75%	0.85%	0.80%	1.45%
Investment Adviser fee earned	$37,659,669	$1,683,677	$3,095,608	$362,085	$228,645	$252,313
Fees waived and/or expenses reimbursed by Adviser	$—	$(299,044)	$(353,753)	$(160,352)	$(118,926)	$(124,720)
Payable to / (Receivable from) Adviser	$3,386,500	$143,815	$195,522	$16,005	$8,623	$7,096

Fuller & Thaler Funds
Notes to the Financial Statements (continued)
September 30, 2023

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding (i) interest (other than custodial overdraft fees and expenses associated with the Fund’s participation in an alternative liquidity program), (ii) taxes, (iii) brokerage fees and commissions, (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (v) dividend expense on short sales and (vi) indirect expenses such as acquired fund fees and expenses incurred by the Fund in any fiscal year) do not exceed the following percentages of each Fund’s average daily net assets through January 31, 2024 (“Expense Limitation”):

		Institutional	Investor
	R6 Shares	Shares	Shares	A Shares	C Shares
Small-Cap Equity Fund	0.80%	0.92%	1.25%	1.30%	1.80%
Small-Cap Growth Fund	0.86%	0.96%	1.25%	1.30%	1.80%
Mid-Cap Value Fund	0.75%	0.85%	1.15%	1.20%	1.70%
Unconstrained Equity Fund	0.87%	0.97%		1.30%	1.80%
Small-Mid Core Equity Fund		0.93%		1.26%
Micro-Cap Equity Fund		1.40%

Prior to January 27, 2023, the Adviser contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding (i) interest (other than custodial overdraft fees and expenses associated with the Fund’s participation in an alternative liquidity program), (ii) taxes, (iii) brokerage fees and commissions, (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (v) dividend expense on short sales and (vi) indirect expenses such as acquired fund fees and expenses incurred by the Fund in any fiscal year) did not exceed 0.99% for the Institutional Shares of the Small-Cap Equity Fund; 0.90% and 0.99% for the R6 Shares and Institutional Shares, respectively of the Small-Cap Growth Fund; 0.80% and 0.90% for the R6 Shares and Institutional Shares, respectively of the Mid-Cap Value Fund; 0.90% and 0.99% for the R6 Shares and Institutional Shares, respectively of the Mid-Cap Value Fund; 0.95% for the Institutional Shares of the Small-Mid Core Equity Fund and 1.45% for the Institutional Shares of the Mid-Cap Equity Fund.

During any fiscal year that the Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement took effect and provided further that such recoupment can be achieved within the Expense Limitation currently in effect and the Expense Limitation in place when the waiver/ reimbursement occurred. This expense cap agreement may be terminated by the Board at any time.

Fuller & Thaler Funds
Notes to the Financial Statements (continued)
September 30, 2023

As of September 30, 2023, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements as follows:

					Small-Mid
Recoverable	Small-Cap	Small-Cap	Mid-Cap	Unconstrained	Core Equity	Micro-Cap
Through	Equity Fund	Growth Fund	Value Fund	Equity Fund	Fund	Equity Fund
September 30, 2024	$—	$124,546	$98,471	$86,039	$79,695	$90,794
September 30, 2025	—	217,496	110,343	178,975	96,132	110,062
September 30, 2026	—	299,044	353,753	160,352	118,926	124,720
	$—	$641,086	$562,567	$425,366	$294,753	$325,576

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”) to provide the Funds with administration, fund accounting and transfer agent services, including all regulatory reporting. Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of the Administrator, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust.

The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her required retirement as a Trustee at age 78 (which may be extended for up to two years in an emeritus non-voting capacity at the pleasure and request of the Board), or until he/she dies, resigns, or is removed, whichever is sooner. “Independent Trustees”, meaning those Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, as amended, have each received an annual retainer of $1,500 per Fund and $500 per Fund for each quarterly Board meeting through March 31, 2023. Effective April 1, 2023, the annual retainer increased to $2,000 per Fund. In addition, each Independent Trustee may be compensated for preparation related to and participation in any special meetings of the Board and/or any Committee of the Board, with such compensation determined on a case-by-case basis based on the length and complexity of the meeting. The Trust also reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at Board meetings.

The officers and one trustee of the Trust are employees of the Administrator. Ultimus Fund Distributors, LLC (the “Distributor”) acts as the principal distributor of each Fund’s shares. The Distributor is a wholly-owned subsidiary of the Administrator. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

The Funds have adopted a Distribution Plan (the “12b-1 Plan”) pursuant to Rule 12b-1 of the 1940 Act. The 12b-1 Plan provides that the Funds will pay the Distributor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a fee of 0.25% of the average daily net assets of each Fund’s Investor Shares and A Shares and

Fuller & Thaler Funds
Notes to the Financial Statements (continued)
September 30, 2023

1.00% of the average daily net assets of each Fund’s C Shares in connection with the promotion and distribution of each Fund’s Investor Shares, A Shares and C Shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). Under the 12b-1 Plan, the 1.00% C Share 12b-1 fee includes a 0.25% service fee. Over time, 12b-1 fees will increase the cost of your investment in a Fund’s Investor, A, and C Shares and may cost you more than paying other types of sales charges because these fees are paid out of the Fund’s Investor, A, and C Shares on an on-going basis. For the fiscal year ended September 30, 2023, 12b-1 expenses incurred by the Funds were as follows:

					Small-Mid
	Small-Cap	Small-Cap	Mid-Cap	Unconstrained	Core Equity
Distribution Fees	Equity Fund	Growth Fund	Value Fund	Equity Fund	Fund
Investor Shares	$801,168	$16,476	$26,541	$—	$—
A Shares	25,736	1,886	3,033	121	642
C Shares	125,358	15,540	2,598	284	—
Payable for 12b-1 fees	143,798	9,389	5,640	106	130

During the fiscal year ended September 30, 2023, the Distributor retained the following amounts in sales commissions from the sales of A Shares of the Funds:

Small-Cap Equity Fund	$4,836
Small-Cap Growth Fund	1,598
Mid-Cap Value Fund	2,320
Unconstrained Equity Fund	56
Small-Mid Core Equity Fund	915

During the fiscal year ended September 30, 2023, the Distributor received the following amounts in contingent deferred sales charges related to redemptions of C Shares of the Funds:

Small-Cap Equity Fund	$22,744
Small-Cap Growth Fund	23,074
Mid-Cap Value Fund	2,795

The Funds have adopted an Administrative Services Plan (the “Plan”) for Institutional Shares, Investor Shares, and A Shares of the Funds. The Plan allows the Funds to pay financial intermediaries that provide services relating to Institutional Shares, Investor Shares, and A Shares. The Plan permits payments for the provision of certain administrative, recordkeeping and other non-distribution related services to Institutional Share, Investor

Fuller & Thaler Funds
Notes to the Financial Statements (continued)
September 30, 2023

Share and A Share shareholders. The Plan permits the Funds to make service fee payments at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to its A Shares and up to 0.20% of each Fund’s average daily net assets attributable to its Institutional Shares or Investor Shares. Effective March 7, 2023, Institutional Shares, Investor Shares and A Shares include an allocation of up to 0.03% of service fees payable to the Adviser for certain non-distribution related shareholder services that it provides pursuant to the Plan. Because these fees are paid respectively out of the assets of each Fund’s Institutional Shares, Investor Shares and A Shares on an ongoing basis, over time they will increase the cost of an investment in Institutional Shares, Investor Shares and A Shares.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended September 30, 2023, purchases and sales of investment securities, other than short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
Small-Cap Equity Fund	$3,030,750,667	$2,034,922,328
Small-Cap Growth Fund	378,983,513	195,904,170
Mid-Cap Value Fund	207,640,721	60,056,104
Unconstrained Equity Fund	18,657,932	7,912,059
Small-Mid Core Equity Fund	53,269,876	11,199,749
Micro-Cap Equity Fund	17,356,995	13,331,889

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended September 30, 2023.

For the fiscal year ended September 30, 2023, in-kind purchases and sales transactions were as follows:

	In-Kind Purchases	In-Kind Sales
Small-Cap Equity Fund	$—	$117,963,115
Small-Cap Growth Fund	—	18,984,594
Mid-Cap Value Fund	—	43,094,368
Unconstrained Equity Fund	—	12,290,836
Small-Mid Core Equity Fund	—	9,698,922
Micro-Cap Equity Fund	—	801,202

Fuller & Thaler Funds
Notes to the Financial Statements (continued)
September 30, 2023

NOTE 6. FEDERAL TAX INFORMATION

At September 30, 2023, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

					Small-Mid
	Small-Cap	Small-Cap	Mid-Cap Value	Unconstrained	Core Equity	Micro-Cap
	Equity Fund	Growth Fund	Fund	Equity Fund	Fund	Equity Fund
Gross unrealized appreciation	$1,401,342,517	$48,733,200	$20,417,347	$4,488,763	$310,886	$3,431,497
Gross unrealized depreciation	(203,187,433)	(10,290,511)	(49,060,807)	(4,743,092)	(3,071,778)	(1,579,487)
Net unrealized appreciation/ (depreciation) on investments	$1,198,155,084	$38,442,689	$(28,643,460)	$(254,329)	$(2,760,892)	$1,852,010
Tax cost of investments	$5,376,500,030	$278,275,027	$438,399,654	$46,916,666	$42,191,876	$17,495,717

The tax character of distributions paid for the fiscal years ended September 30, 2023 and September 30, 2022 were as follows:

	Small-Cap Equity Fund		Small-Cap Growth Fund		Mid-Cap Value Fund
	2023	2022	2023	2022	2023	2022
Distributions paid from:
Ordinary income(a)	$41,223,576	$24,267,177	$—	$13,136,255	$6,968,397	$1,758,857
Long-term capital gains	27,691,157	202,152,193	—	4,496,878	2,131,070	1,836,577
Total distributions paid	$68,914,733	$226,419,370	$—	$17,633,133	$9,099,467	$3,595,434

	Unconstrained Equity Fund		Small-Mid Core Equity Fund		Micro-Cap Equity Fund
	2023	2022	2023	2022	2023	2022
Distributions paid from:
Ordinary income(a)	$—	$—	$71,843	$116,375	$—	$513,046
Long-term capital gains	—	—	—	152,240	—	639,510
Total distributions paid	$—	$—	$71,843	$268,615	$—	$1,152,556

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

Fuller & Thaler Funds
Notes to the Financial Statements (continued)
September 30, 2023

At September 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Small-Cap	Small-Cap	Mid-Cap Value	Unconstrained	Small-Mid Core	Micro-Cap
	Equity Fund	Growth Fund	Fund	Equity Fund	Equity Fund	Equity Fund
Undistributed Ordinary Income	$62,420,810	$—	$4,521,223	$126,192	$291,509	$—
Undistributed Long-Term Capital Gains	31,479,570	—	—	—	—	—
Accumulated Capital and Other Losses	—	(30,841,409)	(4,662,790)	(4,133,775)	(156,779)	(4,009,529)
Unrealized Appreciation (Depreciation) on Investments(a)	1,198,155,084	38,442,689	(28,643,460)	(254,329)	(2,760,892)	1,852,010
Total Accumulated Earnings (Deficits)	$1,292,055,464	$7,601,280	$(28,785,027)	$(4,261,912)	$(2,626,162)	$(2,157,519)

(a)	The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of wash losses and return of capital adjustments.

As of September 30, 2023, the Small-Cap Growth Fund, Unconstrained Equity Fund, Small-Mid Core Equity Fund and Micro-Cap Equity Fund had short-term and long-term net capital loss carryforwards which are available to offset future net capital gains of $29,707,194, $257,748, $2,399,826, $1,733,949, $156,779, $0, $3,022,984 and $986,545, respectively.

Certain qualified losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Funds following taxable year. For the tax year ended September 30, 2023, the Mid-Cap Value Fund deferred post October qualified losses in the amount of $4,662,790.

Under current tax law, net investment losses after December 31 and capital losses realized after October 31 of the Funds fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. For the tax year ended September 30, 2023, the Small-Cap Growth Fund had Qualified Late Year Ordinary Losses in the amount of $876,467.

Fuller & Thaler Funds
Notes to the Financial Statements (continued)
September 30, 2023

NOTE 7. SECTOR RISK

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of September 30, 2023, the Small-Cap Growth Fund had 35.62% of the value of its net assets invested in securities within the Technology sector, the Mid-Cap Value Fund had 29.25% within the Financials sector and the Unconstrained Equity Fund had 25.41% within the Consumer Discretionary sector.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Funds. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. REFLOW LIQUIDITY PROGRAM

The Funds may participate in the ReFlow Fund, LLC (“ReFlow”) liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on a fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of each fund’s net redemptions on a given day. ReFlow will purchase shares of a Fund at net asset value and will not be subject to any investment minimum applicable to such shares. ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of each Fund. ReFlow will periodically redeem its entire share position in a Fund. For use of the ReFlow service, each Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds.

Fuller & Thaler Funds
Notes to the Financial Statements (continued)
September 30, 2023

During the fiscal year ended September 30, 2023, the following Funds utilized ReFlow:

	ReFlow Purchased Shares	Reflow Amount	ReFlow Service Fees
Small-Cap Equity Fund	3,620,857	$129,559,978	$245,197
Small-Cap Growth Fund	636,265	20,240,586	42,325
Mid-Cap Value Fund	1,681,304	45,211,975	65,661
Unconstrained Equity Fund	324,432	11,200,284	17,216
Small-Mid Core Equity Fund	383,554	12,637,657	10,523
Micro-Cap Equity Fund	35,551	814,072	1,321

NOTE 10. SUBSEQUENT EVENTS

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund and the Board of Trustees of Capitol Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund (collectively referred to as the “Funds”) (six of the funds constituting Capitol Series Trust (the “Trust”)), including the schedules of investments, as of September 30, 2023, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (six of the funds constituting Capitol Series Trust) at September 30, 2023, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the Capitol Series Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Fuller & Thaler Behavioral Small-Cap Equity Fund Fuller & Thaler Behavioral Small-Cap Growth Fund Fuller & Thaler Behavioral Mid-Cap Value Fund	For the year ended September 30, 2023	For each of the two years in the period ended September 30, 2023	For each of the five years in the period ended September 30, 2023
Fuller & Thaler Behavioral Unconstrained Equity Fund Fuller & Thaler Behavioral Small-Mid Core Equity Fund	For the year ended September 30, 2023	For each of the two years in the period ended September 30, 2023	For each of the four years in the period ended September 30, 2023 and the period from December 26, 2018 (commencement of operations) through September 30, 2019
Fuller & Thaler Behavioral Micro-Cap Equity Fund	For the year ended September 30, 2023	For each of the two years in the period ended September 30, 2023	For each of the four years in the period ended September 30, 2023 and the period from December 28, 2018 (commencement of operations) through September 30, 2019

Report of Independent Registered Public Accounting Firm

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers; when replies were not received from broker, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Capitol Series Trust investment companies since 2017.

Cincinnati, Ohio

November 28, 2023

Summary of Fund Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds. Each Fund’s example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2023 through September 30, 2023.

Actual Expenses

The first line of the table below for each Fund provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table for each class is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

		Beginning	Ending
		Account	Account	Expenses
		Value	Value	Paid	Annualized
		April 1,	September	During	Expense
		2023	30, 2023	Period(a)	Ratio
Small-Cap Equity Fund
R6 Shares	Actual	$1,000.00	$1,026.20	$3.24	0.64%
	Hypothetical(b)	$1,000.00	$1,021.87	$3.23	0.64%
Institutional Shares	Actual	$1,000.00	$1,025.60	$3.91	0.77%
	Hypothetical(b)	$1,000.00	$1,021.21	$3.90	0.77%
Investor Shares	Actual	$1,000.00	$1,023.80	$5.39	1.06%
	Hypothetical(b)	$1,000.00	$1,019.74	$5.38	1.06%
A Shares	Actual	$1,000.00	$1,024.20	$5.37	1.06%
	Hypothetical(b)	$1,000.00	$1,019.76	$5.36	1.06%
C Shares	Actual	$1,000.00	$1,021.10	$8.30	1.64%
	Hypothetical(b)	$1,000.00	$1,016.86	$8.28	1.64%

Summary of Fund Expenses (Unaudited) (continued)

		Beginning	Ending
		Account	Account	Expenses
		Value	Value	Paid	Annualized
		April 1,	September	During	Expense
		2023	30, 2023	Period(a)	Ratio
Small-Cap Growth Fund
R6 Shares	Actual	$1,000.00	$1,041.40	$4.40	0.86%
	Hypothetical(b)	$1,000.00	$1,020.76	$4.36	0.86%
Institutional Shares	Actual	$1,000.00	$1,041.00	$4.91	0.96%
	Hypothetical(b)	$1,000.00	$1,020.25	$4.86	0.96%
Investor Shares	Actual	$1,000.00	$1,039.40	$6.39	1.25%
	Hypothetical(b)	$1,000.00	$1,018.80	$6.33	1.25%
A Shares	Actual	$1,000.00	$1,038.80	$6.64	1.30%
	Hypothetical(b)	$1,000.00	$1,018.55	$6.58	1.30%
C Shares	Actual	$1,000.00	$1,036.40	$9.19	1.80%
	Hypothetical(b)	$1,000.00	$1,016.04	$9.10	1.80%
Mid-Cap Value Fund
R6 Shares	Actual	$1,000.00	$1,004.70	$3.77	0.75%
	Hypothetical(b)	$1,000.00	$1,021.31	$3.80	0.75%
Institutional Shares	Actual	$1,000.00	$1,004.40	$4.27	0.85%
	Hypothetical(b)	$1,000.00	$1,020.81	$4.31	0.85%
Investor Shares	Actual	$1,000.00	$1,002.60	$5.77	1.15%
	Hypothetical(b)	$1,000.00	$1,019.30	$5.82	1.15%
A Shares	Actual	$1,000.00	$1,002.20	$6.11	1.22%
	Hypothetical(b)	$1,000.00	$1,018.97	$6.16	1.22%
C Shares	Actual	$1,000.00	$1,000.00	$8.52	1.70%
	Hypothetical(b)	$1,000.00	$1,016.54	$8.59	1.70%
Unconstrained Equity Fund
R6 Shares	Actual	$1,000.00	$1,028.70	$4.42	0.87%
	Hypothetical(b)	$1,000.00	$1,020.71	$4.41	0.87%
Institutional Shares	Actual	$1,000.00	$1,028.20	$4.93	0.97%
	Hypothetical(b)	$1,000.00	$1,020.21	$4.91	0.97%
A Shares	Actual	$1,000.00	$1,026.60	$6.60	1.30%
	Hypothetical(b)	$1,000.00	$1,018.55	$6.58	1.30%
C Shares	Actual	$1,000.00	$1,024.20	$9.13	1.80%
	Hypothetical(b)	$1,000.00	$1,016.04	$9.10	1.80%
Small-Mid Core Equity Fund
Institutional Shares	Actual	$1,000.00	$993.60	$4.65	0.93%
	Hypothetical(b)	$1,000.00	$1,020.41	$4.71	0.93%
A Shares	Actual	$1,000.00	$991.70	$6.29	1.26%
	Hypothetical(b)	$1,000.00	$1,018.75	$6.38	1.26%

Summary of Fund Expenses (Unaudited) (continued)

		Beginning	Ending
		Account	Account	Expenses
		Value	Value	Paid	Annualized
		April 1,	September	During	Expense
		2023	30, 2023	Period(a)	Ratio
Micro-Cap Equity Fund
Institutional Shares	Actual	$1,000.00	$1,030.10	$7.13	1.40%
	Hypothetical(b)	$1,000.00	$1,018.05	$7.08	1.40%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Funds designate the following percentage or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate.

					Small-Mid
	Small-Cap	Small-Cap	Mid-Cap	Unconstrained	Core Equity	Micro-Cap
	Equity Fund	Growth Fund	Value Fund	Equity Fund	Fund	Equity Fund
Qualified Dividend Income	100%	0%	67%	0%	100%	0%

Qualified Business Income. The Funds designate the following percentage of ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

					Small-Mid
	Small-Cap	Small-Cap	Mid-Cap	Unconstrained	Core Equity	Micro-Cap
	Equity Fund	Growth Fund	Value Fund	Equity Fund	Fund	Equity Fund
Qualified Business Income	0%	0%	0%	0%	0%	0%

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Funds’ dividend distribution that qualifies under tax law. For the Funds’ calendar year 2023 ordinary income dividends, the following percentage qualifies for the corporate dividends received deduction.

					Small-Mid
	Small-Cap	Small-Cap	Mid-Cap	Unconstrained	Core Equity	Micro-Cap
	Equity Fund	Growth Fund	Value Fund	Equity Fund	Fund	Equity Fund
Dividends Received Deduction	100%	0%	67%	0%	100%	0%

The Funds designate the following amounts as long-term capital gains distributions. The amounts designated may not agree with long-term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares.

					Small-Mid
	Small-Cap	Small-Cap	Mid-Cap	Unconstrained	Core Equity	Micro-Cap
	Equity Fund	Growth Fund	Value Fund	Equity Fund	Fund	Equity Fund
Long-Term Capital Gains Distributions	$42,137,208	$—	$2,131,070	$—	$—	$—

Trustees and Officers (Unaudited)

The Board supervises the business activities of the Trust and is responsible for protecting the interests of shareholders. The Chairman of the Board is Walter B. Grimm, who is an Independent Trustee of the Trust.

Officers are re-elected annually by the Board. The address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

As of the date of this report, the Trustees oversee the operations of 15 series.

Independent Trustee Background. The following table provides information regarding the Independent Trustees.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Walter B. Grimm Birth Year: 1945 TRUSTEE AND CHAIR Began Serving: November 2013	Principal Occupation(s): President, Leigh Management Group, LLC (consulting firm) (October 2005 to present); and President, Leigh Investments, Inc. (1988 to present) Board member, Boys & Girls Club of Coachella (2018 to present).
Lori Kaiser Birth Year: 1963 TRUSTEE Began Serving: July 2018	Principal Occupation(s): Founder and CEO, Kaiser Consulting since 1992.
Janet Smith Meeks Birth Year: 1955 TRUSTEE Began Serving: July 2018

Principal Occupation(s): Co-Founder and CEO, Healthcare Alignment Advisors, LLC (consulting company) since August 2015.

Previous Position(s): President and Chief Operating Officer, Mount Carmel St. Ann’s Hospital (2006 to 2015).

Mary Madick Birth Year: 1958 TRUSTEE Began Serving: November 2013

Principal Occupation(s): President, US Health Holdings (2020 to present).

Previous Position(s): President (2019 to 2020) and Chief Operating Officer (2018 to 2019), Dignity Health Managed Services Organization; Chief Operating Officer, Pennsylvania Health and Wellness (fully owned subsidiary of Centene Corporation) (2016 to 2018); Vice President, Gateway Heath (2015 to 2016).

Trustees and Officers (Unaudited) (continued)

Interested Trustee Background. The following table provides information regarding the Interested Trustee.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David James* Birth Year: 1970 TRUSTEE Began Serving: March 2021

Principal Occupation(s): Executive Vice President and Chief Legal and Risk Officer of UltimusFund Solutions, LLC (2018 to present).

Previous Position(s): Managing Director and Senior Managing Counsel, State Street Bank and Trust Company (2009 to 2018).

*	Mr. James is considered an “interested person” of the Trust within the meaning of Section 2(a) (19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent, and distributors.

Officers. The following table provides information regarding the Officers.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Matthew J. Miller Birth Year: 1976 PRESIDENT and CHIEF EXECUTIVE OFFICER Began Serving: September 2013 (as VP); September 2018 (as President)

Principal Occupation(s): Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present).

Previous Position(s): Vice President, Relationship Management, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (2008 to December 2015).

Zachary P. Richmond Birth Year: 1980 TREASURER AND CHIEF FINANCIAL OFFICER Began Serving: August 2014

Principal Occupation(s): Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC (February 2019 to present).

Previous Position(s): Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (December 2015 to February 2019).

Martin R. Dean Birth Year: 1963 CHIEF COMPLIANCE OFFICER Began Serving: May 2019	Principal Occupation(s): President, Northern Lights Compliance Services, LLC (2023 to present); Senior Vice President, Head of Fund Compliance, Ultimus Fund Solutions, LLC (January 2016 to January 2023).
Paul F. Leone Birth Year: 1963 SECRETARY Began Serving: June 2021

Principal Occupation(s): Vice President and Senior Counsel, UltimusFund Solutions, LLC (2020 to present).

Previous Position(s): Managing Director, Leone Law Office, P.C. (2019 to 2020); and served in the roles of Senior Counsel - Distribution and Senior Counsel - Compliance, Empower Retirement/Great-West Life & Annuity Ins. Co. (2015 to 2019).

Trustees and Officers (Unaudited) (continued)

Stephen Preston Birth Year: 1966 ANTI-MONEY LAUNDERING OFFICER Began Serving: December 2016

Principal Occupation(s): Chief Compliance Officer, Ultimus Fund Distributors, LLC (June 2011 to present).

Previous Position(s): Chief Compliance Officer, Ultimus Fund Solutions, LLC (June 2011 to August 2019).

Other Information (Unaudited)

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (888) 912-4562 to request a copy of the SAI or to make shareholder inquiries.

FACTS	WHAT DO THE FULLER & THALER FUNDS (the “Funds”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■     Social Security number

■     account balances and account transactions

■     transaction or loss history and purchase history

■     checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (888) 912-4562

Who we are
Who is providing this notice?	Fuller & Thaler Funds Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How do the Funds collect my personal information?

We collect your personal information, for example, when you

■     open an account or deposit money

■     buy securities from us or sell securities to us

■     make deposits or withdrawals from your account

■     give us your account information

■     make a wire transfer

■     tell us who receives the money

■     tell us where to send the money

■     show your government-issued ID

■     show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes —information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■    Fuller & Thaler Asset Management, Inc., the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■    The Fuller & Thaler Funds do not share your personal information with nonaffiliates so they can market to you

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fuller & Thaler Funds do not jointly market.

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Funds at (888) 912-4562 and (2) in Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

TRUSTEES Walter B. Grimm, Chairman David James Lori Kaiser Janet Smith Meeks Mary Madick	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 221 East 4th Street, Suite 2900 Cincinnati, OH 45202

OFFICERS Matthew J. Miller, Chief Executive Officer and President Zachary P. Richmond, Chief Financial Officer and Treasurer Martin R. Dean, Chief Compliance Officer Paul F. Leone, Secretary	LEGAL COUNSEL Practus, LLP 11300 Tomahawk Creek Parkway, Suite 310 Leawood, KS 66211

INVESTMENT ADVISER Fuller & Thaler Asset Management, Inc. 411 Borel Avenue, Suite 300 San Mateo, CA 94402	CUSTODIAN Huntington National Bank 41 South High Street Columbus, OH 43215

DISTRIBUTOR Ultimus Fund Distributors, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC

Fuller-AR-23

(b) Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is Lori Kaiser, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fuller & Thaler Behavioral Small-Cap Equity Fund:	FY 2023	$13,400
	FY 2022	$13,300
Fuller & Thaler Behavioral Small-Cap Growth Fund:	FY 2023	$13,400
	FY 2022	$13,300
Fuller & Thaler Behavioral Mid-Cap Value Fund:	FY 2023	$13,400
	FY 2022	$13,050
Fuller & Thaler Behavioral Unconstrained Equity Fund:	FY 2023	$11,880
	FY 2022	$11,350
Fuller & Thaler Behavioral Small-Mid Core Equity Fund:	FY 2023	$11,630
	FY 2022	$10,600
Fuller & Thaler Behavioral Micro-Cap Equity Fund:	FY 2023	$11,630
	FY 2022	$11,100
Alta Quality Growth Fund:	FY 2023	$12,650
	FY 2022	$12,050
Guardian Capital Fundamental Global Equity Fund:	FY 2023	$12,650
	FY 2022	$12,050
Guardian Capital Dividend Growth Fund:	FY 2023	$12,650
	FY 2022	$12,050

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fuller & Thaler Behavioral Small-Cap Equity Fund:	FY 2023	$0
	FY 2022	$0
Fuller & Thaler Behavioral Small-Cap Growth Fund:	FY 2023	$0
	FY 2022	$0
Fuller & Thaler Behavioral Mid-Cap Value Fund:	FY 2023	$0
	FY 2022	$0
Fuller & Thaler Behavioral Unconstrained Equity Fund:	FY 2023	$0
	FY 2022	$0
Fuller & Thaler Behavioral Small-Mid Core Equity Fund:	FY 2023	$0
	FY 2022	$0
Fuller & Thaler Behavioral Micro-Cap Equity Fund:	FY 2023	$0
	FY 2022	$0
Alta Quality Growth Fund:	FY 2023	$0
	FY 2022	$0
Guardian Capital Fundamental Global Equity Fund:	FY 2023	$0
	FY 2022	$0
Guardian Capital Dividend Growth Fund:	FY 2023	$0
	FY 2022	$0

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fuller & Thaler Behavioral Small-Cap Equity Fund:	FY 2023	$4,015
	FY 2022	$3,825
Fuller & Thaler Behavioral Small-Cap Growth Fund:	FY 2023	$4,015
	FY 2022	$3,825
Fuller & Thaler Behavioral Mid-Cap Value Fund:	FY 2023	$4,015
	FY 2022	$3,825
Fuller & Thaler Behavioral Unconstrained Equity Fund:	FY 2023	$4,015
	FY 2022	$3,825
Fuller & Thaler Behavioral Small-Mid Core Equity Fund:	FY 2023	$4,015
	FY 2022	$3,825
Fuller & Thaler Behavioral Micro-Cap Equity Fund:	FY 2023	$4,015
	FY 2022	$3,825
Alta Quality Growth Fund:	FY 2023	$4,015
	FY 2022	$3,825
Guardian Capital Fundamental Global Equity Fund:	FY 2023	$4,015
	FY 2022	$3,825
Guardian Capital Dividend Growth Fund:	FY 2023	$4,015
	FY 2022	$3,825

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fuller & Thaler Behavioral Small-Cap Equity Fund:	FY 2023	$0
	FY 2022	$0
Fuller & Thaler Behavioral Small-Cap Growth Fund:	FY 2023	$0
	FY 2022	$0
Fuller & Thaler Behavioral Mid-Cap Value Fund:	FY 2023	$0
	FY 2022	$0
Fuller & Thaler Behavioral Unconstrained Equity Fund:	FY 2023	$0
	FY 2022	$0
Fuller & Thaler Behavioral Small-Mid Core Equity Fund:	FY 2023	$0
	FY 2022	$0
Fuller & Thaler Behavioral Micro-Cap Equity Fund:	FY 2023	$0
	FY 2022	$0
Alta Quality Growth Fund:	FY 2023	$0
	FY 2022	$0
Guardian Capital Fundamental Global Equity Fund:	FY 2023	$0
	FY 2022	$0
Guardian Capital Dividend Growth Fund:	FY 2023	$0
	FY 2022	$0

(e)(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2023	$36,135	$0
FY 2022	$34,425	$0

(h)        Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments.

Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 13. Exhibits.

(a)(1) Code is filed herewith.

(a)(2) Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3) Not applicable.

(b) Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Capitol Series Trust

By (Signature and Title)	/s/ Matthew J. Miller
Matthew J. Miller, Chief Executive Officer and President

Date	December 07, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Matthew J. Miller
Matthew J. Miller, Chief Executive Officer and President

Date	December 07, 2023

By (Signature and Title)	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer and Chief Financial Officer

Date	December 07, 2023